UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under § 240.14a-12

TEXAS PACIFIC LAND CORPORATION

(Name of Registrant As Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Statement 2024

Texas Pacific Land Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time November 8, 2024 1:00 p.m. CT
Location OMNI DALLAS HOTEL 555 South Lamar Street Dallas, Texas 75202
Dear Fellow Stockholders:
We invite you to attend the 2024 Annual Meeting of Stockholders of Texas Pacific Land Corporation, a Delaware corporation (the “Company”), which is scheduled to be held on November 8, 2024, at 1:00 p.m. Central time (including any adjournment, postponement or continuation thereof, the “Annual Meeting”) at the Omni Dallas Hotel, 555 South Lamar Street, Dallas, Texas 75202. At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the proxy statement accompanying this notice):
Proposals to Be Voted On
1	To elect six (6) members of the Company’s Board of Directors (the “Board”) to serve until the 2025 annual meeting of stockholders.
2	To approve, by non-binding advisory vote, the executive compensation paid to our named executive officers.
3	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
4	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to give holders of 25% of the Company’s common stock the right to request a special meeting.
5	To consider a non-binding stockholder proposal regarding an amendment to the Company’s Clawback Policy.
6	To consider a non-binding stockholder proposal regarding stockholders’ ability to act by written consent.
7	To consider a non-binding stockholder proposal regarding the renomination of directors.
Only holders of shares of our common stock, par value $0.01, as of the close of business on September 13, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 8, 2024
The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement on Schedule 14A, Annual Report on Form 10-K and form of proxy card are available free of charge at www.proxyvote.com.
YOUR VOTE IS VERY IMPORTANT. We hope you will attend the Annual Meeting. However, whether or not you plan to attend the meeting, please promptly vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials, your proxy card or your voting instruction form, as applicable. If you attend the Annual Meeting and vote in person, your vote by proxy will not be used.
By Order of the Board of Directors,
Rhys J. Best
Chair
September 24, 2024
Dallas, Texas

PROXY SUMMARY	1
QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING	2
ITEMS OF BUSINESS REQUIRING YOUR VOTE	9
PROPOSAL 1 — ELECTION OF DIRECTORS	9
PROPOSAL 2 — NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	21
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22
PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO GIVE HOLDERS OF 25% OF THE COMPANY’S COMMON STOCK THE RIGHT TO REQUEST A SPECIAL MEETING	23
STOCKHOLDER PROPOSALS	25
OTHER MATTERS	33
Corporate Governance and Board Structure	34
Stockholder Engagement and Communications with Directors	34
Board Structure and Committees	38
Corporate Governance	40
Other Governance Matters	42
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	45
Security Ownership of Certain Beneficial Owners	45
Security Ownership of Directors and Officers	46
Transactions with Related Persons	47
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	48
Executive Officers	48
Significant Employees	48
Compensation Discussion and Analysis	49
Executive Summary	49
Business and Financial Performance 2023 Highlights	50
Key Aspects of 2023 Design	50
Decision-Making Process	50
Benchmarking Process	52
2023 Compensation Program	53
Other Governance Features	57
Compensation Committee Report	59
Summary Compensation Table	60
Grants Of Plan Based Awards	61
Outstanding Equity Awards at Fiscal Year End	62
Stock Awards Vested	63
Pay Ratio Disclosure	63
Employment Agreements	63
Potential Payments upon Termination or Change in Control	66

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS
PROXY SUMMARY
Date and Time November 8, 2024 1:00 p.m. CT
Location OMNI DALLAS HOTEL 555 South Lamar Street Dallas, Texas 75202
1700 Pacific Avenue, Suite 2900
Dallas, TX 75201
(214) 969-5530
ABOUT THE ANNUAL MEETING
This proxy statement (this “Proxy Statement”) is being furnished to the stockholders of Texas Pacific Land Corporation (the “Company,” “TPL,” “we,” “our” or “us”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2024 Annual Meeting of Stockholders of the Company scheduled to be held on November 8, 2024, at 1:00 p.m. Central time (including any adjournment, postponement or continuation thereof, the “Annual Meeting”) at the Omni Dallas Hotel, 555 South Lamar Street, Dallas, Texas 75202.
Your vote is extremely important no matter how many shares you own. We hope you will attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting in person, please promptly vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials or your proxy card or voting instruction form, as applicable.
The Company consummated its corporate reorganization from a trust to a corporation (the “Corporate Reorganization”) on January 11, 2021. The trust, known as Texas Pacific Land Trust (the “Trust”) from its inception in 1888 until the Corporate Reorganization, was reorganized into a corporation formed under the laws of the State of Delaware and named Texas Pacific Land Corporation. Any references in this Proxy Statement to the Company, TPL, we, our or us with respect to periods prior to January 11, 2021 refer to the Trust, and references to periods on that date and thereafter refer to Texas Pacific Land Corporation.
The proxy materials were first sent or made available to stockholders on or about September 24, 2024.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Texas Pacific Land Corporation | Proxy Statement	1

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Why am I receiving these proxy materials?
You are receiving these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
This year, we are using the Internet as the primary means of delivering proxy materials to our stockholders. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders of record with instructions on how to access the proxy materials online at www.proxyvote.com. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are also included in our filings with the Securities and Exchange Commission (the “SEC”), which you can access electronically at the SEC’s website at www.sec.gov, and are also available on the Company’s corporate website at www.TexasPacific.com.
Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce TPL’s printing and mailing costs.
What are the matters to be voted on at the Annual Meeting and what are the Board’s voting recommendations?
At the Annual Meeting, stockholders as of the Record Date (as defined below) will be asked to vote on the following matters:
Proposals		Board’s Recommendation	More Information
Proposal 1	Election of six (6) directors to serve until the 2025 annual meeting of stockholders.	FOR each Nominee	Page 9
Proposal 2	Approval, by non-binding advisory vote, of the executive compensation paid to our named executive officers.	FOR	Page 21
Proposal 3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR	Page 22
Proposal 4	Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to give holders of 25% of the Company’s Common Stock (as defined below) the right to request a special meeting.	FOR	Page 23
Proposal 5	Consideration of a non-binding stockholder proposal regarding an amendment to the Company’s Clawback Policy.	AGAINST	Page 25
Proposal 6	Consideration of a non-binding stockholder proposal regarding stockholders’ ability to act by written consent.	AGAINST	Page 28
Proposal 7	Consideration of a non-binding stockholder proposal regarding the renomination of directors.	AGAINST	Page 31

2	Texas Pacific Land Corporation | Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
The proxy solicitation materials are being sent or made available to stockholders as of the Record Date. As of such date, the Company knows of no other matters to be submitted at the Annual Meeting.
Who may vote at the Annual Meeting?
Holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on September 13, 2024 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 22,978,341 shares of Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote. Our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) prohibits cumulative voting in the election of directors.
How can I attend the Annual Meeting?
The Annual Meeting will be held on November 8, 2024 at 1:00 p.m. Central time, at the Omni Dallas Hotel, 555 South Lamar Street, Dallas, Texas 75202. Only our stockholders of record as of the Record Date and invited guests of the Company will be permitted to attend the Annual Meeting. In order to be admitted to the Annual Meeting, you must present a government-issued form of picture identification. If you have requested to receive proxy materials by mail, your proxy card enclosed with this Proxy Statement will ask you to indicate if you intend to attend the Annual Meeting; please complete that section so that we may plan accordingly. If you are a stockholder of record, your name will be checked against our list of stockholders of record on the Record Date. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker, bank or nominee, which is considered, with respect to those shares, the stockholder of record. As a result, your name does not appear on our list of stockholders. If your Common Stock is held in “street name,” in order to be admitted to the Annual Meeting, in addition to a voting instruction form and government-issued form of picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the Common Stock as of the Record Date.
What is the difference between holding shares as a stockholder of record and as a beneficial owner in “street name”?
Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to such shares, the stockholder of record, and the proxy materials are being provided directly to you by us. As the stockholder of record, you have the right to vote in person at the meeting or to grant your voting proxy directly to us.
Beneficial Owner.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being provided to you by your broker, bank or other nominee, which is considered, with respect to such shares, the stockholder of record. As the beneficial owner of shares, you are invited to attend the Annual Meeting; however, you may not vote your shares at the Annual Meeting unless you obtain a written proxy from your broker, bank or other nominee. For more information on how you may vote your shares, see “If I am a beneficial owner, how do I vote?” below.
If I am a beneficial owner, how do I vote?
If you are a beneficial owner of shares held in street name, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. As the beneficial owner of your shares, you are entitled to direct your broker, bank or other nominee how to vote your shares. You may instruct your broker, bank or other nominee on how to vote by completing the voting instruction form provided to you by your broker, bank or other nominee. You may also vote by telephone or via the Internet if your broker, bank or other nominee makes such methods available, in which case applicable instructions will be provided to you by your broker, bank or other nominee.
How do I vote my shares in person at the Annual Meeting?
First, you must satisfy the requirements for admission to the Annual Meeting. Then, if you are a stockholder of record, you may vote by ballot at the Annual Meeting. If you are a beneficial owner of shares, you may vote shares held in “street

Texas Pacific Land Corporation | Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
name” at the Annual Meeting only if you bring to the Annual Meeting a signed proxy from the record holder (your broker, bank or other nominee) giving you the right to vote the shares, which must be submitted with your ballot at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance so that your vote will be counted in case you later decide not to attend the Annual Meeting, as well as to facilitate the tabulation of votes.
How do I vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may vote by granting a proxy using any of the following methods:
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By Internet — By submitting your proxy via the Internet at www.proxyvote.com.

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By Telephone — If you have requested to receive proxy materials by mail, by following the telephone voting instructions included on the enclosed proxy card.

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By Mail — If you have requested to receive proxy materials by mail, by completing, signing and dating the enclosed proxy card where indicated, and by mailing or otherwise returning the proxy card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

Internet and telephone voting facilities will close at 10:59 p.m. (Central time) on November 7, 2024 for the voting of shares held by stockholders of record. Mailed proxy cards should be returned in the envelope provided to you with your proxy card and must be received by November 7, 2024.
Your vote is important, and we strongly encourage you to vote your shares by following the instructions provided on the Notice of Internet Availability or your proxy card. Please vote promptly.
If your shares are held in “street name,” your broker, bank or other nominee should give you instructions for voting your shares. You may be able to vote via the Internet, by telephone or by mail by submitting a voting instruction form to your broker, bank or other nominee by the deadline indicated in such voting instruction form.
The Board has designated our Chief Executive Officer, Tyler Glover, and our Senior Vice President, Secretary and General Counsel, Micheal Dobbs, and each or either of them, as proxies to vote the shares of Common Stock at the Annual Meeting.
How can I ask questions at the Annual Meeting?
You may ask questions relating to any matter being considered at the Annual Meeting in person at the Annual Meeting or by submitting your questions in advance by email to AnnualMeetingTPL@texaspacific.com until 11:59 p.m. Central time on November 7, 2024. The question and answer session will be conducted in accordance with the Rules of Conduct of the Annual Meeting. These Rules of Conduct will be posted on the investor relations page of the Company’s corporate website prior to the Annual Meeting and may include certain procedural requirements. We will endeavor to respond at the Annual Meeting to questions that are submitted in accordance with the Rules of Conduct. We may not be able to answer every question submitted, in which case, we may address unanswered questions with the stockholder submitting the question after the Annual Meeting.
What constitutes a quorum?
A majority of the voting power of all of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present, in person or by proxy, at the Annual Meeting in order to have a quorum for the transaction of business. If there is no quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. As of the Record Date, 22,978,341 shares of Common Stock were issued and outstanding.
The independent inspector of elections will determine whether a quorum is present at the Annual Meeting. If you are a beneficial owner of shares of Common Stock and you do not instruct your broker, bank or other nominee how to vote your shares on any of the proposals, and your broker, bank or other nominee submits a proxy with respect to your shares on a matter with respect to which discretionary voting is permitted (as discussed below), your shares will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists. In addition, stockholders of record who are present at the Annual Meeting in person or by proxy will be counted as present at the Annual Meeting for purposes of determining whether a quorum exists, whether or not such holders abstain from voting on any or all of the proposals.

4	Texas Pacific Land Corporation | Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
How many votes are required to approve each proposal?
Proposal 1:   Directors will be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes (if any) will have no effect on the election of directors. The Company’s Second Amended and Restated Bylaws (the “Bylaws”) provide for a “majority vote policy.” Under this policy, any nominee for director in an uncontested election who does not receive a majority of the votes cast and is an incumbent director is required to promptly tender his or her resignation, subject to acceptance by the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other action should be taken. The Board will then act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within ninety (90) days from the date of the certification of the election results. A director who tenders his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board with respect to his or her resignation.
Proposal 2:   Approval of executive compensation (on a non-binding advisory basis) requires the affirmative vote of the holders of a majority of the voting power of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on Proposal 2, the abstention will have the same effect as a vote against the proposal. Broker non-votes (if any) will have no effect on the outcome of this proposal. Because your vote on this matter is advisory, it will not be binding on the Company or the Board. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Proposal 3:   Ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of the holders of a majority of the voting power of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on Proposal 3, the abstention will have the same effect as a vote against the proposal. Because brokers have discretionary authority to vote on this proposal, broker non-votes are not applicable to this proposal.
Proposal 4:   Approval of an amendment to the Certificate of Incorporation to give holders of 25% of the Company’s Common Stock the right to request a special meeting requires the affirmative vote of a majority in voting power of the outstanding shares of Common Stock entitled to vote on the matter. Abstentions and broker non-votes (if any) will have the effect of a vote “AGAINST” this proposal.
Proposal 5:   Approval of the non-binding stockholder proposal regarding an amendment to the Company’s Clawback Policy requires the affirmative vote of the holders of a majority of the voting power of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on Proposal 5, the abstention will have the same effect as a vote against the proposal. Broker non-votes (if any) will have no effect on the outcome of this proposal. Because your vote on this matter is advisory, it will not be binding on the Company or the Board.
Proposal 6:   Approval of the non-binding stockholder proposal regarding stockholders’ ability to act by written consent requires the affirmative vote of the holders of a majority of the voting power of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on Proposal 6, the abstention will have the same effect as a vote against the proposal. Broker non-votes (if any) will have no effect on the outcome of this proposal. Because your vote on this matter is advisory, it will not be binding on the Company or the Board.
Proposal 7:   Approval of the non-binding stockholder proposal to prohibit the renomination of any director who fails to receive a majority vote requires the affirmative vote of the holders of a majority of the voting power of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. If your shares are represented at the Annual Meeting but you “ABSTAIN” from voting on Proposal 7, the abstention will have the same effect as a vote against the proposal. Broker non-votes (if any) will have no effect on the outcome of this proposal. Because your vote on this matter is advisory, it will not be binding on the Company or the Board.
What is a broker non-vote?
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under applicable rules that govern brokers, banks and other nominees who are voting with respect to shares held in street name, brokers, banks and other nominees ordinarily have the discretion to vote on “routine” matters, but not on “non-routine” matters.

Texas Pacific Land Corporation | Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
The vote on Proposals 1, 2, 4, 5, 6 and 7 are considered “non-routine.” Accordingly, beneficial owners who do not provide voting instructions to their brokers, banks or other nominees on these proposals will not have their shares voted with respect to such proposals. Proposal 3 constitutes a “routine” proposal. Accordingly, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on such proposal in their discretion.
May I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke any proxy given pursuant to this solicitation at any time before its use by:
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Delivering written notice of the revocation to the Company’s Secretary at 1700 Pacific Avenue, Suite 2900, Dallas, Texas, 75201;

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Delivering a duly executed proxy bearing a later date than the proxy that you wish to revoke;

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Submitting a later dated proxy over the telephone or Internet in accordance with the instructions on the enclosed proxy card; or

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Attending the Annual Meeting and voting in person.

If you are the beneficial owner of shares held through a broker, bank or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, bank or other nominee to change or revoke any instructions you have already provided to your broker, bank or other nominee. If you have obtained a voting instruction form from your broker, bank or other nominee that holds your shares giving you the right to vote the shares, you may change your vote by attending the Annual Meeting and voting in person if you provide a legal proxy from your broker, bank or other nominee.
Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.
What happens if I return a proxy card but do not specify how I want my shares voted?
If you are a stockholder of record who returns a signed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies designated on the proxy card will vote your shares for each proposal as to which you did not provide any voting instructions, and such shares will be voted in the following manner:
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Proposal 1 — FOR the six (6) director nominees listed in Proposal 1;

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Proposal 2 — FOR the approval, by non-binding advisory vote, of the executive compensation paid to our named executive officers;

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Proposal 3 — FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

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Proposal 4 — FOR the approval of an amendment to Certificate of Incorporation to give holders of 25% of the Common Stock the right to request a special meeting;

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Proposal 5 — AGAINST the non-binding stockholder proposal regarding an amendment to the Company’s Clawback Policy;

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Proposal 6 — AGAINST the non-binding stockholder proposal regarding stockholders’ ability to act by written consent; and

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Proposal 7 — AGAINST the non-binding stockholder proposal regarding the renomination of directors.

If you are a beneficial owner of shares held in “street name” and do not provide voting instructions on one or more proposals, your broker, bank or other nominee may be unable to vote your shares on all of the proposals other than Proposal 3. See “What is a broker non-vote?” above.
What if I receive more than one set of proxy materials from the Company?
If your shares are held in more than one account, you will receive more than one Notice of Internet Availability (or, if you have requested to receive proxy materials by mail, more than one proxy card), and in that case, you can and are urged to

6	Texas Pacific Land Corporation | Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
vote all of your shares by following the instructions on each Notice of Internet Availability (or, if applicable, proxy card) you receive. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.
How may I obtain a stockholder list?
A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days ending on the day before the date of the Annual Meeting during ordinary business hours at the Company’s offices at 1700 Pacific Avenue, Suite 2900, Dallas, TX 75201.
Where can I find the voting results of the meeting?
We plan to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days following the end of the Annual Meeting.
How are proxies being solicited?
Proxies may be solicited by certain of the Company’s directors, officers and administrative personnel, without additional compensation, in person or by telephone, e-mail or facsimile. In addition, the Company has engaged Innisfree M&A Incorporated (“Innisfree”) as a paid solicitor in connection with the Annual Meeting. The anticipated cost of such service is approximately $100,000. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.
What is “householding” and will it apply to me?
Some banks, brokers and other record holders use the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any stockholder who submits a request, in writing or orally, to receive additional copies. Alternatively, if you share an address with another stockholder and have received multiple copies of our notices, proxy statements and annual reports, you may contact us to request delivery of a single copy of these materials. Any requests for additional or single copies should be directed to Investor Relations at 1700 Pacific Avenue, Suite 2900, Dallas, Texas, 75201 or by calling (214) 969-5530.
Are stockholders entitled to dissenters’ rights of appraisal in connection with any proposals?
Under the Delaware General Corporation Law and the Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.
What is the deadline for receipt of director nominations and stockholder proposals to be presented at the 2025 annual meeting of stockholders?
In order for any stockholder proposal submitted pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2025 annual meeting of stockholders, such stockholder proposal generally must be received by the Company no later than May 27, 2025. If we hold our 2025 annual meeting of stockholders on a date that is more than 30 days from the anniversary of the Annual Meeting, any stockholder proposal must be received a reasonable time before we begin to print and send our proxy materials. Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8(d) of the Exchange Act.
Any director nominations or stockholder proposals submitted outside the processes of Rule 14a-8, which a stockholder intends to bring forth at the Company’s 2025 annual meeting of stockholders, will be untimely unless it is received

Texas Pacific Land Corporation | Proxy Statement	7

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
between July 11, 2025 and August 10, 2025 in accordance with the Bylaws. If the date of the Company’s 2025 annual meeting of stockholders is more than 30 days before or 60 days after the one-year anniversary of the Annual Meeting, such nomination or proposal must be received no earlier than 120 days prior to the date of the 2025 annual meeting and not later than the later of (i) the 10th day following the date of the public announcement of the date of the 2025 annual meeting or (ii) the date which is 90 days prior to the date of the 2025 annual meeting. In each case, the notice must include the information specified in our Bylaws.
Stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Secretary of the Company that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Bylaws. Any changes to such dates will be disclosed in our periodic reports on Form 10-Q or Form 10-K, or in a Current Report on Form 8-K, filed with the SEC.

8	Texas Pacific Land Corporation | Proxy Statement

ITEMS OF BUSINESS REQUIRING YOUR VOTE
PROPOSAL 1

ELECTION OF DIRECTORS
The Board currently consists of ten (10) directors and is divided into three (3) classes. At the 2022 annual meeting of stockholders, the Company’s stockholders approved, at the recommendation of the Board, an amendment to the then-current Amended and Restated Certificate of Incorporation to declassify the Board. The declassification of the Board is being phased in over a three-year period. Commencing in 2023, directors standing for election are elected for new terms of one year.
At the Annual Meeting, the directors designated as “Class I” and “Class III” directors are standing for re-election for a term of one year expiring at the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to earlier death, resignation, disqualification or removal. The directors designated as “Class II” directors have terms expiring at the 2025 annual meeting of stockholders. The division of directors into classes will terminate at the 2025 annual meeting of stockholders, with the expiration of the term of the “Class II” directors. All directors will be elected for one-year terms thereafter.
Each of Barbara J. Duganier, a Class I director, Tyler Glover, a Class I director, Karl F. Kurz, a Class I director, Robert Roosa, a Class III director, Murray Stahl, a Class III director, and Marguerite Woung-Chapman, a Class III director, has been nominated by the Board for election at the Annual Meeting. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected; however, if a nominee should withdraw his or her name from consideration for any reason or otherwise become unable to serve before the Annual Meeting, the Board reserves the right to substitute another person as nominee, and the proxies named in this Proxy Statement will vote for any substitute nominated by the Board.
Stockholders’ Agreement
On June 11, 2020, the Trust and certain of its stockholders entered into a stockholders’ agreement, which was later assigned to the Company (the “Stockholders’ Agreement”). The stockholders party to the Stockholders’ Agreement were, among others, Horizon Kinetics LLC and Horizon Kinetics Asset Management LLC (together with Horizon Kinetics LLC and its affiliates, “Horizon Kinetics”), and SoftVest Advisors, LLC (“SoftVest Advisors”) and SoftVest, L.P. (together with SoftVest Advisors and its affiliates, “SoftVest,” and together with Horizon Kinetics, the “Investor Group”). Pursuant to the Stockholders’ Agreement, Mr. Stahl was appointed to the Board as a designee of Horizon Kinetics and Mr. Oliver was appointed to the Board as a designee of SoftVest. Pursuant to the Stockholders’ Agreement, each of Mr. Stahl and Mr. Oliver provided an executed conditional resignation letter pursuant to which he irrevocably offered to resign from his position as a director of the Board and from any and all committees of the Board upon certain circumstances (see section below, “Cooperation Agreement,” explaining that the resignation letters are now considered withdrawn and of no further effect).
Cooperation Agreement
On July 28, 2023, the Company and the Investor Group entered into a Cooperation Agreement (the “Cooperation Agreement”) pursuant to which, among other things, (i) Mr. Stahl, Ms. Woung-Chapman and Mr. Roosa were, subject to the approval of the Nominating and Corporate Governance Committee, nominated by the Company for election at the 2023 annual meeting of stockholders, (ii) the resignation letters submitted by Messrs. Stahl and Oliver pursuant to the Stockholders’ Agreement (as described above) were considered withdrawn and of no further effect, (iii) the Investor Group agreed to vote or cause to be voted all of the equity securities of the Company over which the Investor Group had direct or indirect voting control (a) for the election of the three nominees recommended by the Board for election at the 2023 annual meeting of stockholders (Mr. Stahl, Ms. Woung-Chapman and Mr. Roosa) and against any other director nominee not recommended by the Board, (b) for proposals 2 (the advisory vote on the Company’s executive compensation) and 3 (the ratification of the appointment by the Board of the independent registered public accounting firm) at the 2023 annual meeting of stockholders, and (c) in accordance with the recommendation of the majority of the Board in respect of any stockholder proposal submitted pursuant to Rule 14a-8 at the 2023 annual meeting of

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PROPOSAL 1 ELECTION OF DIRECTORS
stockholders. The Cooperation Agreement also provided for mutual non-disparagement covenants and certain standstill obligations for the Investor Group as long as one of Mr. Stahl or Mr. Oliver remains on the Board. Pursuant to the Cooperation Agreement, the Stockholders’ Agreement terminated on November 16, 2023.
Board of Directors
The following table sets forth information with respect to our directors and nominees for director.
Name	Class	Age	Position	Expiration of Current Term	Expiration of Term for Which Nominated
Barbara J. Duganier	I	66	Director	2024	2025
Tyler Glover	I	39	President, CEO & Director	2024	2025
Karl F. Kurz	I	63	Director	2024	2025
Robert Roosa	III	54	Director	2024	2025
Murray Stahl	III	70	Director	2024	2025
Marguerite Woung-Chapman	III	59	Director	2024	2025
Rhys J. Best	II	78	Director, Chair	2025	—
General Donald G. Cook, USAF (Ret.)	II	78	Director	2025	—
Donna E. Epps	II	60	Director	2025	—
Eric L. Oliver	II	65	Director	2025	—
Our directors and nominees bring to the Board a wide range of skills, qualifications, experience, perspectives and diverse characteristics that enhance the Board’s ability to carry out its oversight role on behalf of our stockholders. The table below sets forth a summary of the qualifications and experiences of each continuing director and director nominee, which we believe are relevant to our business. Because this is a summary, it does not include all of the skills, experiences and qualifications that each continuing director and director nominee offers.

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PROPOSAL 1 ELECTION OF DIRECTORS
Qualifications and Experience
	Best	Cook	Duganier	Epps	Glover	Kurz	Oliver	Roosa	Stahl	Woung- Chapman	Total
Public Company CEO or COO Experience	✓				✓	✓		✓	✓		5 of 10
Financial Oversight/Accounting
Senior executive level experience in financial accounting and reporting, auditing, corporate financing and/or internal controls or experience in the financial services industry	✓		✓	✓		✓	✓	✓			6 of 10
Industry Experience Experience as an executive or director in, or in other leadership positions working with the oil and gas industry and knowledge of the risks related to the industry	✓	✓	✓		✓	✓	✓	✓		✓	8 of 10
Public Policy/Regulatory Experience in or a strong understanding of the regulatory issues facing the oil and gas industry and public policy on a local, state and national level	✓				✓	✓		✓		✓	5 of 10
HES Experience Experience with direct control or accountability for health, environmental, safety and social responsibility management	✓	✓	✓	✓	✓	✓				✓	7 of 10
Risk Management Executive experience evaluating significant risks and providing effective oversight of risk management processes, including cyber security risk and financial risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10 of 10
Independence Satisfies the independence requirements of the NYSE and SEC	✓	✓	✓	✓		✓	✓	✓	✓	✓	9 of 10
Public Company Board Experience Including corporate governance experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10 of 10
Gender	Female	Male
	3	7
Demographics
African American or Black
Native American
Asian
Hispanic or Latino
Caucasian	2	7
Two or More Races or Ethnicities	1

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PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTOR NOMINEES, CLASS I

BARBARA J. DUGANIER Director AGE: 66 DIRECTOR SINCE: January 2021
Ms. Duganier has been a member of the Board since January 11, 2021. Ms. Duganier currently serves on the boards of CenterPoint Energy (NYSE: CNP), an electric transmission and distribution, natural gas distribution and energy services company, where she chairs the audit committee and serves on the governance, environmental and sustainability committee, and Arcadis NV (Euronext: ARCADIS) where she serves on the sustainability committee and the audit and risk committee. Ms. Duganier also serves on the boards of two private companies: McDermott International, Ltd. (since 2020), a fully integrated provider of engineering and construction solutions to the energy industry; and Pattern Energy Group LP (since 2020), a private renewable energy company focused on wind, solar, transmission and storage. Ms. Duganier previously served on the boards of the general partner of Buckeye Partners, L.P. (NYSE: BPL), a midstream oil and gas master limited partnership, where she chaired the audit committee until the company’s sale in November 2019; of Noble Energy (NASDAQ: NBL), an exploration and production company, until the company’s sale in October 2020; of West Monroe Partners, a management and technology consulting firm, where she was the lead independent director until the sale of the company in November 2021; and of MRC Global Inc. (NYSE: MRC) (2015-2024), an industrial distributor of pipes, valves and other related products and services to the energy industry, where, during her term, she chaired the ESG and enterprise risk committee and audit committee.
From 2004 to 2013, Ms. Duganier was a Managing Director at Accenture, a multinational professional services company that provides services in strategy, consulting, digital technology, and operations. She held various leadership and management positions in Accenture’s outsourcing business, including Global Chief Strategy Officer and Global Growth and Offering Development Lead. A year prior to joining Accenture, she served as an independent consultant to Duke Energy North America. From 1979 to 2002, Ms. Duganier, who is a licensed certified public accountant in the State of Texas, worked at Arthur Andersen LLP, where she served as an auditor and financial consultant, as well as in various leadership and management roles, including Global Chief Financial Officer of Andersen Worldwide. Ms. Duganier is the former chairperson of the National Association of Corporate Directors Texas TriCities (NACD TTC) board of directors. Ms. Duganier holds the NACD Director Certification, is an NACD Leadership Fellow, and holds the CERT Cybersecurity Oversight Certification from Carnegie Mellon University.
Ms. Duganier serves on and is the chair of the Compensation Committee and serves on the Audit Committee and the Strategic Acquisitions Committee.
QUALIFICATIONS
Ms. Duganier’s extensive executive experience overseeing large organizations, her diverse public company board experience (including in the energy industry), and her training and experience as a certified public accountant make her well-qualified to serve on the Board.

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PROPOSAL 1 ELECTION OF DIRECTORS
TYLER GLOVER President, CEO & Director AGE: 39 DIRECTOR SINCE: January 2021
Mr. Glover has been a member of the Board and served as TPL’s President and Chief Executive Officer since January 11, 2021. Mr. Glover served as Chief Executive Officer, Co-General Agent and Secretary of the Trust from November 2016 to January 11, 2021. Mr. Glover also currently serves as President and Chief Executive Officer of Texas Pacific Water Resources LLC (“TPWR”), a wholly owned subsidiary of TPL, in which capacity he has acted since its formation in June 2017. Mr. Glover previously served as Assistant General Agent of the Trust from December 2014 to November 2016, and has over 10 years of energy services and land management experience.
QUALIFICATIONS
Mr. Glover’s qualifications to serve as a director include his extensive energy industry and land management expertise and his deep knowledge of TPL gained through his experience as an officer at the Company, including at the Trust.

KARL F. KURZ Director AGE: 63 DIRECTOR SINCE: April 2022
Mr. Kurz has been a member of the Board since April 15, 2022. Mr. Kurz is currently a non-executive chairman of the board at American Water Works Co., Inc. (NYSE: AWK) and a member of the board at Devon Energy Corporation (NYSE: DVN) where he serves on the compensation committee and governance, environmental & public policy committee and chairs the reserves committee. Mr. Kurz previously served on the public company boards of SemGroup Corporation (NYSE: SEMG), Western Gas Partners LP (NYSE: WES), WPX Energy Inc. (NYSE: WPX) and Global Geophysical Services Inc. (NYSE: GGS). Mr. Kurz has served on multiple for profit and non-profit boards.
Mr. Kurz also has extensive private equity experience that includes serving as an operating advisor at Ares Capital and a partner at CCMP Capital Advisors, where he focused on investments in the oil and gas upstream and midstream sectors. He spent nine years at Anadarko Petroleum Corporation, where he held roles as Chief Operating Officer, Senior Vice President of Northern America Operations and Vice President of Midstream and Marketing.
Mr. Kurz serves on and is the chair of the Strategic Acquisitions Committee and serves on the Compensation Committee.
QUALIFICATIONS
Mr. Kurz’s qualifications to serve as a director include his extensive business experience, including as an accomplished senior oil and gas industry executive, and his public company board experience in the utility, energy and infrastructure space.

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PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTOR NOMINEES, CLASS III

ROBERT ROOSA Director AGE: 54 DIRECTOR SINCE: November 2023
Robert M. Roosa has been a member of the Board since November 10, 2023. Mr. Roosa is a Partner in Brigham Royalties, LLC (“Brigham Royalties”), and has served as its Chief Executive Officer since January 2023. Mr. Roosa previously served as President of Brigham Minerals, Inc. (NYSE: MNRL) (“Brigham”) from its inception in November 2012 and as its Chief Executive Officer from July 2017 until its acquisition by Sitio Royalties Corp. in December 2022. Mr. Roosa also served as a director of Brigham from May 2018 until 2022. Mr. Roosa served as the President of Anthem Ventures, LLC, a family office, between January 2012 and January 2017. Mr. Roosa held various roles, including Director of Finance and Investor Relations, while at Brigham Exploration Company from 2006 until its sale to Statoil ASA in December 2011. From 2000 to 2006, Mr. Roosa held a series of positions at Exxon Mobil Corporation (NYSE: XOM), an oil and gas company, in the Corporate Treasurer’s Department. Prior to 2000, Mr. Roosa worked for Cooper Industries, an electrical products manufacturing company, in its Corporate Controllers and Audit Groups and with the accounting firm Deloitte & Touche LLP in its audit function. Mr. Roosa graduated from Southern Methodist University with a Master of Business Administration and from the University of Texas at Austin with a Bachelor of Business Administration.
Mr. Roosa serves on the Audit Committee, the Compensation Committee and the Strategic Acquisitions Committee.
QUALIFICATIONS
Mr. Roosa brings extensive knowledge of the mineral royalty acquisitions industry and executive experience to the Board.

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MURRAY STAHL Director AGE: 70 DIRECTOR SINCE: January 2021
Mr. Stahl has been a member of the Board since January 11, 2021. Mr. Stahl is the Chief Executive Officer, Chairman of the Board and Chief Investment Strategist of Horizon Kinetics Holding Corporation (OTC: HKHC), parent company to Horizon Kinetics Asset Management LLC, which he co-founded. He has over 30 years of investing experience and is responsible for overseeing Horizon Kinetics’ proprietary research and chairs the firm’s investment committee, which is responsible for portfolio management decisions across the entire firm. Horizon Kinetics’ investment portfolio includes a 6.8% voting position in LandBridge Company LLC (NYSE: LB) as of July 14, 2024. Mr. Stahl is also the Co-Portfolio Manager for a number of registered investment companies, private funds, and institutional separate accounts. Mr. Stahl is the Chairman and Chief Executive Officer of FRMO Corp. (OTC: FRMO) and has been a director since 2001. He is also Chief Investment Officer and a member of the board of RENN Fund, Inc. (NYSE: RCG) (since 2017), the Bermuda Stock Exchange, MSRH, LLC, and the Minneapolis Grain Exchange. He was a member of the board of Winland Electronics, Inc. (from 2015 to 2020) and IL&FS Securities Services Limited (from 2008 to 2020). Prior to co-founding Horizon Kinetics, Mr. Stahl spent 16 years at Bankers Trust Company (from 1978 to 1994) as a senior portfolio manager and research analyst. As a senior fund manager, he was responsible for investing the Utility Mutual Fund, along with three of the bank’s Common Trust Funds: The Special Opportunity Fund, The Utility Fund and The Tangible Assets Fund. He was also a member of the Equity Strategy Group and the Investment Strategy Group, which established asset allocation guidelines for the Private Bank.
Mr. Stahl serves on the Nominating and Corporate Governance Committee and the Strategic Acquisitions Committee.
QUALIFICATIONS
Mr. Stahl’s qualifications to serve as a director include his over 30 years of investment experience, including in the energy and minerals space.

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PROPOSAL 1 ELECTION OF DIRECTORS
MARGUERITE WOUNG- CHAPMAN Director AGE: 59 DIRECTOR SINCE: November 2023
Ms. Woung-Chapman has been a member of the Board since November 10, 2023. Ms. Woung-Chapman serves as a director of the General Partner of Summit Midstream Partners, LP (NYSE: SMLP), a limited partnership focused on developing, owning and operating midstream energy infrastructure assets located in unconventional resource basins, primarily shale formations, in the continental United States. She currently serves as chair of their nominating, governance and sustainability committee and as a member of their compensation committee. Ms. Woung-Chapman serves on the board of directors of Chord Energy Corporation (NASDAQ: CHRD) and serves on the compensation and human resources committee, and as chair of the nominating and governance committee. She was previously a member of the board directors of Oasis Petroleum, Inc. and chair of the board of directors and President of the Council of the Girl Scouts of San Jacinto Council. Ms. Woung-Chapman began her career as a corporate attorney with El Paso Corporation (including its predecessors) and during her tenure from 1991 until 2012, served as Vice President, Legal Shared Services, Corporate Secretary and Chief Governance Officer, among other positions. From 2012 to 2017, Ms. Woung-Chapman served in various capacities at EP Energy Corporation, a private company that subsequently became an NYSE-listed independent oil and gas exploration and production company, including, among others, Senior Vice President, Land Administration, General Counsel and Corporate Secretary. In 2018, Ms. Woung-Chapman served as Senior Vice President, General Counsel and Corporate Secretary of Energy XXI Gulf Coast, Inc., an independent exploration and production company that was engaged in the development, exploitation and acquisition of oil and natural gas properties in the U.S. Gulf Coast region until its acquisition by Cox Oil. Ms. Woung-Chapman holds a Bachelor of Science in Linguistics from Georgetown University and a J.D. from the Georgetown University Law Center.
Ms. Woung-Chapman serves on the Audit Committee and the Nominating and Corporate Governance Committee.
QUALIFICATIONS
Ms. Woung-Chapman brings valuable expertise in all aspects of management and strategic direction of publicly traded energy companies with a unique combination of experience in corporate governance, regulatory, compliance, corporate and asset transactions, legal and business administration.

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PROPOSAL 1 ELECTION OF DIRECTORS
CLASS II DIRECTORS

Terms Continue Until 2025
RHYS J. BEST Director, Chair AGE: 78 DIRECTOR SINCE: April 2022
Mr. Best serves as non-executive Chair of the Board (the “Chair”) and has been a member of the Board since April 15, 2022. Mr. Best currently serves on the board of Arcosa Inc. (NYSE: ACA) (since 2018), where he serves as the non-executive Chairman of the Board. Mr. Best previously served on the board of Cabot Oil and Gas Corp. (from 2008 to 2021, including serving as Lead Director in 2021), his term ending after the company merged with Cimarex Energy in 2021 to form Coterra Energy (NYSE: CTRA). Mr. Best also previously served on the boards of Commercial Metals Company (NYSE: CMC) (from 2010 to 2022), Crosstex Energy, LP, an integrated, multi-commodity midstream enterprise (NASDAQ: XTEX) (from 2004 to 2014, including serving as Chairman of the Board from 2009 to 2014), MRC Global, Inc., a pipe, valve and fitting distribution business (NYSE: MRC) (from 2008 to 2022, including serving as Chairman of the Board from 2016 to 2022), Trinity Industries, Inc. (NYSE: TRN) (from 2005 to 2018), and Austin Industries, an employee-owned construction company (from 2007 to 2018, including serving as Chairman of the Board from 2013 to 2018). Mr. Best is the former Chairman, President and Chief Executive Officer of Lone Star Technologies, Inc., an energy services and supply company, a role he retired from in 2007 after the successful merger with United States Steel Company (NYSE: X). In 2014, Mr. Best was recognized as Director of the Year by the National Association of Corporate Directors.
QUALIFICATIONS
Mr. Best’s qualifications to serve as a director include his extensive business experience, including as a senior executive at leading companies in the oil and gas industry, and his public company board and corporate governance experience.

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DONALD G. COOK Director AGE: 78 DIRECTOR SINCE: January 2021
General Cook has been a member of the Board since January 11, 2021. General Cook currently serves on the board of Cybernance, Inc. (since 2016). General Cook previously served on the boards of Crane Co. (NYSE: CR) (from 2005 to 2022), USAA Federal Savings Bank (from 2007 to 2018), U.S. Security Associates Inc., a Goldman Sachs portfolio company (from 2011 to 2018), and Hawker Beechcraft Inc., another Goldman Sachs portfolio company (from 2007 to 2014). General Cook served on the board of Burlington Northern Santa Fe Railroad for almost five years until it was sold to Berkshire Hathaway in 2010 in a transaction valued at $44 billion. He is a former senior consultant for Lockheed Martin Corporation. General Cook also serves as a senior advisor to Portage Point Partners and served as a senior advisor to Alvest, a private French aviation firm, from 2022 to 2023. In addition to his extensive corporate governance experience, General Cook was the former Chairman of the San Antonio advisory board of the NACD Texas TriCities Chapter, a group recognized as the authority on leading boardroom practices. General Cook had numerous command and high-level staff assignments during his 36-year career with the U.S. Air Force and retired as a four-star General. He commanded a flying training wing and two space wings, the 20th Air Force (the nation’s nuclear Intercontinental Ballistic Missile force) and was interim Commander of Air Combat Command during the September 11 attacks. General Cook served as the Chief of the Senate Liaison Office and on the staff of the House Armed Services Committee in the U.S. House of Representatives. Prior to his retirement from the Air Force in August 2005, General Cook’s culminating assignment was Commander, Air Education and Training Command at Randolph Air Force Base in Texas, where he was responsible for executing the $8 billion annual budget to recruit, train and educate Air Force personnel, safely implementing the 500,000-hour annual flying hour program and providing for the leadership, welfare, and oversight of 90,000 military and civilian personnel in the command. He was twice awarded the Distinguished Service Medal for exceptional leadership.
General Cook serves on and is the chair of the Nominating and Corporate Governance Committee and serves on the Compensation Committee.
QUALIFICATIONS
General Cook’s qualifications to serve as a director include his extensive experience on multiple public company boards and with corporate governance and executive compensation, as well as his senior leadership experience resulting from his tenure of command in the U.S. Air Force.

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PROPOSAL 1 ELECTION OF DIRECTORS
DONNA E. EPPS Director AGE: 60 DIRECTOR SINCE: January 2021
Ms. Epps has been a member of the Board since January 11, 2021. Ms. Epps currently serves on the board of Saia, Inc. (NASDAQ: SAIA) (since 2019), where she serves on the audit committee and the nominating and governance committee, and on the board of Texas Roadhouse, Inc. (NASDAQ: TXRH), where she serves as chair of the audit committee, and as a member of the nominating and governance committee and the compensation committee. Ms. Epps was with Deloitte LLP, a multinational professional services network, for over 30 years. Ms. Epps served as an attest Partner of Deloitte LLP from 1998 through 2003 and as a Risk and Financial Advisory Partner of Deloitte LLP from 2004 until her retirement in 2017. During her time at Deloitte LLP, Ms. Epps helped companies develop and implement proactive enterprise risk and compliance programs, focusing on value protection and creation, and provided attest services and financial advisory services in governance, risk and compliance matters to private and public companies across multiple industries. Ms. Epps is currently a licensed certified public accountant in the State of Texas and a member of the North Texas Chapter of the National Association of Corporate Directors Board. Ms. Epps has served as chair of the Girl Scouts of Northeast Texas Board since April 2021 and Treasurer and finance committee chair of Readers2Leaders in Dallas, Texas since 2019.
Ms. Epps serves on and is the chair of the Audit Committee and serves on the Nominating and Corporate Governance Committee.
QUALIFICATIONS
Ms. Epps’s significant audit, governance, risk, and compliance experience as a provider of attest, financial advisory and other consulting services to private and public companies across multiple industries makes her well-qualified to serve on the Board.

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PROPOSAL 1 ELECTION OF DIRECTORS
ERIC L. OLIVER Director AGE: 65 DIRECTOR SINCE: January 2021
Mr. Oliver has been a member of the Board since January 11, 2021. Mr. Oliver currently serves as the President of SoftVest Advisors, a registered investment adviser that acts as an investment manager for private fund clients. Mr. Oliver additionally serves as the President of HeartsBluff Music Partners, LLC and Carrizo Springs Music Partners, LLC, both of which are registered investment advisers pursuant to an umbrella registration filed by SoftVest Advisors. Previously, Mr. Oliver was President of Midland Map Company, LLC, a Permian Basin oil and gas lease and ownership map producer from 1997 until its sale in January of 2019 to Drilling-Info, and was Principal of Geologic Research Centers LLC, a log library providing geological data to the oil and gas industry with a library in Abilene, Texas, sold in 2019. Additionally, Mr. Oliver served on the board of Texas Mutual Insurance Company from 2009 until he retired in July 2021. He has also served as a director on the board of AMEN Properties, Inc. (OTC: AMEN) since July 2001 and was appointed Chairman of the Board in September 2002. AMEN Properties directly or indirectly owns certain oil and gas royalty and working interest properties. Mr. Oliver received a B.A. in Chemistry from Abilene Christian University in 1981.
Mr. Oliver serves on the Audit Committee.
QUALIFICATIONS
Mr. Oliver’s qualifications to serve as a director include his experience as an oil and gas investor, with over 27 years of experience buying and selling mineral and royalty properties, and over 40 years of experience managing investments with an emphasis in the energy market.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There are no legal proceedings involving any director, person nominated to become a director or executive officer of the Company that are material to an evaluation of their ability or integrity or in which any director, person nominated to become a director or executive officer, or any associate thereof, is a party adverse to the Company or its subsidiaries or has a material interest adverse to the Company or its subsidiaries.
Directors will be elected by the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes (if any) will have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF BARBARA J. DUGANIER, TYLER GLOVER AND KARL F. KURZ AS CLASS I DIRECTORS AND ROBERT ROOSA, MURRAY STAHL AND MARGUERITE WOUNG-CHAPMAN AS CLASS III DIRECTORS.

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PROPOSAL 2

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A(a)(1) of the Exchange Act, we are asking our stockholders to vote to approve, on a non-binding advisory basis, the executive compensation paid to our Named Executive Officers (as defined herein) as disclosed in this Proxy Statement.
We believe that our executive compensation programs must be closely linked to our stockholders’ interests, and we welcome our stockholders’ input in this area. During 2023, we contacted some of our largest stockholders to discuss our executive compensation program. In 2024, we reached out to stockholders representing 48% of our outstanding shares of Common Stock and held meetings with stockholders representing 32% of our outstanding shares of Common Stock (measured as of September 3, 2024) to consider their perspectives on various issues. Independent members of our Board participated in and led each of these meetings with stockholders. The participating Board members were joined in these meetings by one or more of the Company’s Chief Executive Officer, Chief Financial Officer, Senior Vice President, Secretary and General Counsel, and Vice President of Finance and Investor Relations. Feedback from our stockholder meetings was discussed with management and relayed to the full Board and the relevant committees of the Board. After careful consideration of the feedback received, our Board and management team have taken various actions to enhance our compensation policies. For discussion of such actions, see the “Stockholder Engagement and Communications with Directors” section of this Proxy Statement.
Our compensation programs are intended to attract, motivate, and retain the individuals we need to drive business success. Beginning in December 2021, we have been able to incorporate equity compensation into our compensation packages, which previously had consisted solely of cash, paid in the form of base salary and bonus. Please read the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and accompanying narrative for a detailed description of the fiscal year 2023 compensation of our Named Executive Officers. We believe that the 2023 compensation of each of our Named Executive Officers was reasonable and appropriate and was aligned with the Company’s 2023 results.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers. This vote is advisory only and is not binding on the Company or the Board. Although the vote is non-binding, our Board values the opinions of our stockholders and the Board and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.
At the 2021 annual meeting of stockholders, a majority of the votes cast voted in favor of holding an advisory vote to approve executive compensation every year. The Board considered these voting results and decided to adopt a policy providing for an annual advisory stockholder vote to approve our executive compensation. The next stockholder advisory vote to approve executive compensation is expected to occur at the 2025 annual meeting of stockholders, and the next advisory vote to determine the frequency of future advisory votes on executive compensation is expected to occur at the 2027 annual meeting of stockholders.
Approval of this proposal requires the affirmative vote of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Accordingly, we ask our stockholders to vote in favor of the following resolution:
“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the executive compensation paid to the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to ratification by our stockholders at the Annual Meeting. Deloitte & Touche LLP has been our independent registered public accounting firm since April 2021. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders’ views on the Company’s independent registered public accounting firm.
In the event our stockholders fail to ratify the selection of Deloitte & Touche LLP, it will be considered a recommendation to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection of Deloitte & Touche LLP is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. More information about our independent registered public accounting firm is available under the heading “Independent Registered Public Accounting Firm” on page 77 below.
Approval of this proposal requires the affirmative vote of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes “AGAINST” this proposal. Because brokers have discretionary authority to vote on this proposal, broker non-votes are not applicable to this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

22	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO GIVE HOLDERS OF 25% OF THE COMPANY’S COMMON STOCK THE RIGHT TO REQUEST A SPECIAL MEETING
We are seeking stockholder approval to amend the Certificate of Incorporation to allow one or more stockholders who own at least 25% of the outstanding shares of Common Stock and who satisfy certain procedures to require that the Company call a special meeting of the stockholders (the “Special Meeting Right Amendment”). Stockholders do not presently have the ability to require that the Company call a special meeting of stockholders. If the Special Meeting Right Amendment is approved by the stockholders, the Certificate of Incorporation will provide that the Company be required to call a special meeting of the stockholders upon the written request of one or more stockholders who:
•
own shares representing 25% or more of the outstanding shares of Common Stock; and

•
comply with such additional procedures set forth in the Bylaws.

The Board has adopted the Special Meeting Right Amendment, subject to stockholder approval, and declared it to be advisable and in the best interests of the Company.
Purpose and Effect of the Proposed Amendment
The Special Meeting Right Amendment is a result of the Board’s review of the Company’s corporate governance principles and its ongoing engagement with investors. In developing the Special Meeting Right Amendment, the Board carefully considered the implications of amending the Certificate of Incorporation to allow stockholders to request that the Company call a special meeting.
The Board recognizes that providing stockholders a special meeting right is viewed by many of our investors as an important corporate governance practice. However, special meetings of the stockholders can cause the Company to incur substantial expenses and can be potentially disruptive to its business operations and to long-term stockholder interests. Accordingly, the Board believes that special meetings of the stockholders should be extraordinary events that should not be held in close proximity to an annual meeting or when the matters proposed to be addressed have been recently considered or are planned to be considered at another meeting. If the Special Meeting Right Amendment is adopted and implemented, the Board would continue to have the ability to call special meetings of the stockholders in other instances when, in the exercise of its fiduciary obligations, it determines appropriate.
In light of these considerations, the Board believes that the Special Meeting Right Amendment strikes an appropriate balance between enhancing stockholder rights and adequately protecting stockholder interests to provide that stockholders who satisfy a 25% ownership threshold and comply with certain additional procedures and requirements have the ability to request that the Company call a special meeting. In establishing a 25% ownership threshold, the Board considered, among other things, investor feedback, peer practices, the Company’s market capitalization and the concentration of ownership in the Company’s Common Stock.
Related Changes to the Bylaws
The Board plans to adopt corresponding amendments to the Bylaws (subject to the Special Meeting Right Amendment being approved by our stockholders) to allow one or more stockholders who own at least 25% of the outstanding shares of Common Stock to require that the Company call a special meeting of the stockholders and include, among other things, provisions setting forth the procedural and informational requirements described below. The Board believes that these requirements play an important role in protecting the interests of the Company and its stockholders by deterring abuse of the right to call a special meeting. Among other things, these procedural and informational requirements are designed to ensure that the Company avoids duplicative and unnecessary special meetings. In addition, they provide the Company with adequate information regarding the identity of the requesting stockholder(s) and the matters proposed to be addressed at the special meeting. These requirements include the following:

Texas Pacific Land Corporation | Proxy Statement	23

PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO GIVE HOLDERS OF 25% OF THE
COMPANY’S COMMON STOCK THE RIGHT TO REQUEST A SPECIAL MEETING
•
A special meeting request must set forth information regarding the business proposed to be conducted at the special meeting and information regarding the requesting stockholder(s) that is similar to the information currently required by the current Bylaws in order for a stockholder to nominate directors or propose business at our annual meetings.

•
The requesting stockholders must own 25% or more of the outstanding shares of Common Stock from the date of the request through the date of the special meeting.

•
The Company will not be required to call a special meeting of stockholders if:

•
The requesting stockholder(s) do not comply with the procedures set forth in the Bylaws;

•
The business requested to be conducted at the special meeting is not a proper subject for stockholder action under applicable law;

•
The business requested to be conducted at the special meeting is not included in the written request submitted to the Company;

•
Notice of the requested special meeting is received during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders;

•
An identical or substantially similar item of business was presented at another meeting of stockholders held within 90 days prior to the Company receiving notice of the requested meeting;

•
The Board has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board determines that the business of such meeting includes an identical or substantially similar item of business; or

•
The requesting stockholder(s) revoke their request(s) such that the remaining request(s), if any, represent stockholders owning less than the 25% threshold.

•
The business conducted at any special meeting requested by stockholders will be limited to the purposes stated in the request for the special meeting, but the Board may include additional matters for consideration.

Additional Information
The description of the Special Meeting Right Amendment above is qualified in its entirety by reference to the text of the Special Meeting Right Amendment, which is attached as Annex A to this Proxy Statement. In addition, the text of the Bylaws amendment, which may be further amended from time to time in the Board’s discretion, is attached as Annex B to this Proxy Statement.
Stockholder approval of the Special Meeting Right Amendment is binding on the Company. Accordingly, if the Special Meeting Right Amendment is approved by the requisite vote, the Company will file a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, and the Special Meeting Right Amendment will become effective at the time of such filing and the corresponding amendments to the Bylaws will become effective.
If the Special Meeting Right Amendment is not approved by the requisite vote, then no Certificate of Amendment will be filed with the Secretary of State of the State of Delaware, the Company will not make the corresponding amendments to the Bylaws and stockholders will not have the ability to request that the Company call a special meeting of stockholders.
Approval of this proposal requires the affirmative vote of a majority in voting power of the outstanding shares of Common Stock entitled to vote on the matter. Abstentions and broker non-votes (if any) will have the effect of a vote “AGAINST” this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

24	Texas Pacific Land Corporation | Proxy Statement

STOCKHOLDER PROPOSALS

PROPOSAL 5
Set forth below is a stockholder proposal from Jason Hubert, along with his supporting statement, for which the Company and the Board accept no responsibility. Mr. Hubert has informed the Company that he is the beneficial owner of shares of the Company with a value in excess of $25,000 and has held these shares continuously for at least one year. We will provide the address and number of shares held by Mr. Hubert promptly upon receiving an oral or written request for such information. The stockholder proposal is required to be voted upon at the Annual Meeting only if properly presented at the Annual Meeting.
Proposal 5 — Improve Clawback Policy for Unearned Executive Pay
Shareholders ask the Board of Directors to amend the Company Policy on recoupment of incentive pay to apply to the each Named Executive Officer and to state that conduct or negligence — not merely misconduct — shall trigger mandatory application of that policy. Also, the Board shall report to shareholders in each annual meeting proxy the results of any deliberations about whether or not to cancel or seek recoupment of unearned compensation paid, granted or awarded to NEOs under this policy. There shall at least be the full web address of the complete Clawback Policy in each annual meeting proxy.
This is a stronger Clawback policy than the policy TPL adopted.
Wells Fargo offers a prime example of the need for a strong policy. After 2016 Congressional hearings, Wells Fargo agreed to pay $185 million to resolve claims of fraudulent sales practices. The Wells Fargo Board of Directors then moved to claw back $136 million from 2 top executives. Wells Fargo unfortunately concluded that the CEO had only turned a blind eye to the practice of opening fraudulent accounts and that there would be no recoupment in spite of Well Fargo paying a $185 million penalty.
The Ohio nuclear bribery scandal is another example of the need for a strong clawback policy.
Speaker of the Ohio House of Representatives, Matt Borges, and 3 others were accused in July 2020 of accepting $60 million in bribes from the utility FirstEnergy in exchange for $1.3 billion worth of benefits in the form of Ohio House Bill 6, in what became known as the Ohio nuclear bribery scandal. FirstEnergy’s stock price plummeted. In July 2021, the U.S. Attorney for the Southern District of Ohio announced that FirstEnergy would be fined $230 million for its part in the scandal.
Please vote yes:
Improve Clawback Policy for Unearned Executive Pay — Proposal 5
TPL Statement in Opposition to Proposal 5
The Board recommends a vote AGAINST this stockholder proposal for the following reasons, each of which is discussed in more detail below: (i) the Company’s existing clawback policy is even more comprehensive than the policy contemplated by the proposal, and the proponent’s requests are overly prescriptive and could result in misleading disclosures, (ii) the Board believes the scope of the stockholder proposal is inappropriate and impractical and that adopting the proposal’s suggested clawback provisions is against the Company’s best interests; and (iii) the Company is committed to upholding the highest levels of ethics and integrity and, to that end, has implemented various policies and entered into agreements to hold executive officers accountable for conduct that results in financial or reputational harm.
The Company’s existing clawback policy is even more comprehensive than the policy contemplated by the proposal, and the proponent’s requests are overly prescriptive and could result in misleading disclosures.
The Board adopted the Company’s Clawback Policy (the “Clawback Policy”) in accordance with SEC rules and NYSE listing standards. The Clawback Policy requires the clawback of an executive officer’s erroneously awarded incentive compensation in the event of an accounting restatement because of material noncompliance with financial reporting requirements — regardless of the executive officer’s personal culpability. Accordingly, the Clawback Policy has a no-fault standard, which is an even lower standard than the proposal’s requested standard of “conduct or negligence.” Thus, under the Clawback Policy, the Board does not need to determine that a covered executive of the Company was negligent

Texas Pacific Land Corporation | Proxy Statement	25

PROPOSAL 5
or committed misconduct, by act or omission, for the policy to apply. Furthermore, the proposal calls for a policy “to apply to each Named Executive Officer…” The existing Clawback Policy applies to current and former executive officers, which is a broader group of employees than named executive officers.
In accordance with SEC rules and NYSE listing standards, the Company has already filed a copy of the Clawback Policy as an exhibit to its Annual Report on Form 10-K and is required to make detailed public disclosures regarding if and how the Clawback Policy has been applied during the applicable fiscal year, if at all. See “Corporate Governance and Board Structure — Clawback Policy” on page 43 for a discussion of the Clawback Policy. Proposal 5 seeks to require disclosure of “the results of any deliberations about whether or not to cancel or seek recoupment of unearned compensation paid, granted or awarded to NEOs…” Such disclosure goes beyond the disclosure mandated by applicable SEC rules and NYSE listing standards, which in turn could dilute the usefulness of information regarding our Clawback Policy that the SEC and the NYSE believe is important to investors. In addition, the level of disclosure contemplated by Proposal 5 would be impractical and distract the Company from its day-to-day business activities. The Board believes that decisions regarding additional voluntary disclosure should be made on a case-by-case basis, taking into account confidentiality, competitive, commercial and legal or privilege considerations. The policy changes contemplated in Proposal 5 could effectively limit the Board’s ability to exercise its business judgment in connection with determining the most appropriate action to address a specific situation. Further, in the case of deliberations resulting in a determination to not seek recoupment, related disclosure could be incorrectly interpreted by stockholders as a failure by the Company to take any remedial or corrective action in response to the situation. As discussed below, the Company does not tolerate misconduct by its executive officers or other employees. Even if recovery of compensation is not required in a particular situation, other corrective or remedial actions may be taken.
The Board believes the scope of the stockholder proposal is inappropriate and impractical and that adopting the proposal’s suggested clawback provisions is against the Company’s best interests.
The Clawback Policy is triggered in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Board believes this clearly defined and objective trigger provides certainty to the Company’s executive officers and appropriately focuses them on the importance of accurate financial statements. In contrast, the proposal does not articulate any triggering event for the recoupment of incentive compensation but, instead, applies where there has been “conduct or negligence.” These terms are ambiguous and are undefined in the proposal. By applying a clawback policy to any conduct (rightful or wrongful, and related or unrelated to the restatement of the Company’s financial statements), and using the potentially subjective determination of negligence, the proposal could discourage officers from exercising the business judgment necessary to evaluate complex business decisions and deliver stockholder value. Such a result could cause a chilling effect on executive decision making, undermine the objectives of our performance-based compensation program and discourage our executive officers from taking appropriate risks for fear that their legitimate business decisions may subsequently come under scrutiny. Confusion in the application of the policy could also harm the Company’s ability to attract and retain quality executive officers.
The Company is committed to upholding the highest levels of ethics and integrity and, to that end, has implemented various policies and entered into agreements to hold executive officers accountable for conduct that results in financial or reputational harm.
The Company strives to maintain a culture of accountability, in which ethical conduct is encouraged and rewarded and improper conduct is taken seriously and addressed. Recoupment of compensation under the Clawback Policy is one tool available to manage and address executive behavior and ensure that incentive compensation is truly earned. The Company also employs numerous other policies to help manage risk and define expectations for ethical decision making, accountability and responsibility. For example, the Company’s Code of Business Conduct and Ethics requires Company employees, officers and directors to, among other things, conduct themselves honestly, ethically and in compliance with applicable laws, regulations and standards and the Company’s policies; act in the Company’s best interests and avoid actual or perceived conflict of interest; and protect Company assets and information. The Company and the Board have flexibility and discretion under the Code of Business Conduct and Ethics and other Company policies to address conduct that results in financial or reputational harm through a variety of means, including termination, disciplinary action, changes in job responsibility, training or alterations to compensation in future years. In addition, each of the Company’s executive officers is party to an employment agreement that allows the Company to terminate such executive officer’s employment at any time for cause (which includes, among other things, the executive officer’s willful engagement in any dishonesty or gross misconduct). Additionally, the various equity award agreements to which the Company’s executive officers are parties provide that all unvested equity awards will be forfeited upon an executive officer’s termination for cause.

26	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 5
The Board believes the Clawback Policy, in conjunction with the Company’s other policies and agreements, adequately addresses issues of proper business conduct and provides appropriate consequences for conduct that results in financial or reputational harm to the Company.
For the foregoing reasons, the Board recommends a vote AGAINST this stockholder proposal.
Approval of this proposal requires the affirmative vote of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 5.

Texas Pacific Land Corporation | Proxy Statement	27

PROPOSAL 6

Set forth below is a stockholder proposal from Edward Beddow, along with his supporting statement, for which the Company and the Board accept no responsibility. Mr. Beddow has informed the Company that he is the beneficial owner of shares of the Company with a value in excess of $25,000 and has held these shares continuously for at least one year. We will provide the address and number of shares held by Mr. Beddow promptly upon receiving an oral or written request for such information. The stockholder proposal is required to be voted upon at the Annual Meeting only if properly presented at the Annual Meeting.
Proposal 6 — Stockholder Proposal Requesting the Board Permit Written consent by Shareholders
Resolved: Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholder entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving the shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.
SUPPORTING STATEMENT SUBMITTED BY MR. BEDDOW
This proposal topic passed with a majority of votes at the annual meetings in 2023 and 2022 without any special effort by the shareholder proponent. Yet the Board of Directors have not acted to implement this action despite the wishes of a majority of shareholders.
Many Fortune 500 companies provide for shareholders to call special meetings and to act by written consent. In recent years, similar measures attracted significant shareholder votes at companies such as Xerox and Dover.
With the exception of Messrs, Stahl and Oliver, management and other directors own fewer than 5,000 (pre-split) shares of Texas Pacific Land common stock representing less than 1/10 of 1% of outstanding shares according to the most recent proxy statement. A large part of even that small number of shares were granted under compensation schemes overseen by the very people who benefit from the granting of shares.
Please vote to enhance shareholder value by sending management a clean message that shareholders expect them to be responsive to the majority will.
Please vote yes:
Shareholder Right to Act by Written Consent — Proposal 6
TPL Statement in Opposition to Proposal 6
The Board recommends a vote AGAINST this stockholder proposal for the following reasons, each of which is discussed in more detail below: (i) the Board’s responsiveness and accountability to stockholders makes written consent rights unnecessary; (ii) a written consent process does not promote transparent decision-making and could disenfranchise stockholders; (iii) stockholder meetings offer important protections and advantages that are absent from the written consent process; (iv) the ability to act by written consent is an uncommon and seldom-used right, and its limited utility does not outweigh its disadvantages; and (v) the Board considered the voting results of a substantially identical proposal presented at the 2023 annual meeting of stockholders and continues to recommend voting against this proposal.
The Board’s responsiveness and accountability to stockholders makes written consent rights unnecessary.
The ability to act by written consent is unnecessary because TPL’s robust stockholder engagement program and commitment to effective governance practices enable the Board to be responsive to stockholder feedback. The Board and the Company’s management team regularly engage with stockholders throughout the year and incorporate their perspectives into the Board’s deliberations regarding business and governance matters. Following the 2023 annual meeting of stockholders, the Company reached out to 47% of stockholders and members of the Nominating and Corporate Governance Committee met with 33% of stockholders. During those discussions, stockholders expressed an almost universal preference for a right to call a special meeting over a right to act by written consent and indicated that an amendment to the Certificate of Incorporation providing for the ability to call a special meeting (as contemplated by Proposal 4) would address any concerns with the inability of stockholders to act by written consent.

28	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 6
A written consent process does not promote transparent decision-making and could disenfranchise stockholders.
The Board strongly believes that when the Company’s stockholders are asked to act on a matter, all stockholders — not just a select few — deserve to have their votes solicited and counted and should be afforded the opportunity to consider the matter in an open forum at a stockholder meeting, which provides stockholders with important protections and procedural safeguards. We also believe that stockholders should have adequate time to consider the matters proposed, an opportunity for fair discussion, and the ability to exchange views with the Board before stockholder action is taken.
In contrast, stockholder action by written consent is less transparent and less democratic than action at a stockholder meeting. Action by written consent has several important disadvantages of which stockholders should be aware, including:
•
Provides Insufficient Notice and Limits Opportunity for Stockholders to Engage:   Action by written consent is less transparent and democratic than a stockholder meeting because it may not result in all stockholders receiving notice of a proposed action prior to its approval. If stockholder action by written consent were permitted, a small group of stockholders would be able to take action without distributing a proxy statement containing complete and accurate information in advance of the action being taken and without permitting other stockholders to meaningfully engage and express their views. This approach would effectively disenfranchise all of those stockholders who do not have or are not given the opportunity to participate in the action by written consent, and who may not be informed about the proposed action until after it has already been taken.

•
Creates Confusion, Disruption and Expense:   The written consent process has the potential to create confusion because different stockholder groups could solicit multiple written consents simultaneously, some of which may be duplicative or contradictory, which could impose significant administrative and financial burdens on the Company with no corresponding benefit to stockholders.

•
Allows a Small Group of Stockholders to Exercise Disproportionate Influence:   Action by written consent can allow a select group of stockholders (including special interest investors) to approve critical actions without advance notice to, or participation by, all of the other stockholders or to the Company, circumventing the important deliberative process of a stockholder meeting. Stockholder action by written consent could be used to pursue individual agendas or significant corporate actions that neither enhance long-term stockholder value nor advance the interests of stockholders as a whole. The Board believes that every stockholder’s vote is important and deserves consideration.

Stockholder meetings offer important protections and advantages that are absent from the written consent process.
Some of the protections and advantages of stockholder meetings, which are absent from the written consent process, are as follows:
•
A stockholder meeting and the resulting stockholder vote take place in a transparent manner on a specified date that is publicly announced well in advance, giving all stockholders a chance to consider and vote on proposed actions;

•
A stockholder meeting provides stockholders with a forum for open discussion and consideration of the proposed action;

•
Accurate and complete information about the proposed action is included in a proxy statement, which is widely distributed to stockholders before the meeting;

•
All communications with respect to proposed actions to be taken at a meeting of stockholders are governed by SEC rules that require fair disclosure to all stockholders; and

•
The Board is able to analyze and provide a recommendation to stockholders with respect to actions proposed to be taken at a stockholder meeting.

Texas Pacific Land Corporation | Proxy Statement	29

PROPOSAL 6
Written consent is an uncommon and seldom-used right, and its limited utility does not outweigh its disadvantages.
The ability for stockholders to act by written consent is uncommon among public companies. According to FactSet, less than 27% of companies in the S&P Midcap 400 permit action by written consent, and only approximately 33% of the companies in TPL’s SIC Group provide this right.1
Furthermore, the right to act by written consent, even when provided, is rarely exercised. Over the last 10 years, there have been only 11 attempts by stockholders to act by written consent at U.S. incorporated companies with market capitalizations of over $500 million. In contrast, there have been nearly 2,152 threatened proxy contests at annual meetings at such companies.2
This stockholder proposal demands that the Board adopt a right that is unlikely to ever be exercised but that, if used, could cause substantial disruption and expense and disenfranchise stockholders, as noted above. Accordingly, the Board does not believe that this right is necessary or in the best interests of stockholders.
The Board considered the voting results of a substantially identical proposal presented at the 2023 annual meeting of stockholders and continues to recommend voting against this proposal.
A non-binding stockholder proposal regarding stockholder action by written consent, substantially identical to this proposal, was presented to our stockholders at the 2023 annual meeting of stockholders and received the support of 58.0% of votes cast at the meeting, but only 34.5% of the total shares outstanding. This approval rate fell far short of the vote required to approve an amendment to the Certificate of Incorporation to permit stockholder action by written consent. An amendment to the Certificate of Incorporation to permit stockholder action by written consent would require the affirmative vote of over 50% of the total shares outstanding.
Based on the feedback of stockholders at the 2023 annual meeting of stockholders and in follow-up discussions with stockholders, the Board has determined to submit a proposal at the Annual Meeting for stockholders to approve an amendment to the Certificate of Incorporation providing for stockholders to have the right to call special meetings (Proposal 4). If this proposal passes, it would grant stockholders an important tool for ensuring responsiveness and accountability from the Board and would obviate the need for a stockholder right to act by written consent.
For the foregoing reasons, the Board recommends a vote AGAINST this stockholder proposal.
Approval of this proposal requires the affirmative vote of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 6.

1 Source: FactSet. Data as of July 18, 2024.
2 Id.

30	Texas Pacific Land Corporation | Proxy Statement

PROPOSAL 7

Set forth below is a stockholder proposal from Gabriel Gliksberg, along with his supporting statement, for which the Company and the Board accept no responsibility. Mr. Gliksberg has informed the Company that he is the beneficial owner of shares of the Company with a value in excess of $25,000 and has held these shares continuously for at least one year. We will provide the address and number of shares held by Mr. Gliksberg promptly upon receiving an oral or written request for such information. The stockholder proposal is required to be voted upon at the Annual Meeting only if properly presented at the Annual Meeting.
Proposal 7 — Directors to be Elected by Majority Vote Improvement
Resolved: Adopt a Corporate Governance Guideline, rule, or bylaw provision to state that that a director who fails to obtain a majority vote in an uncontested election shall not be eligible to be nominated as a director by the Board at the next annual shareholder meeting.
SUPPORTING STATEMENT SUBMITTED BY MR. GLIKSBERG
When TPL shareholders give a director a no confidence vote it is important that the TPL Board respect the vote of TPL shareholders and not override such a shareholder no confidence vote. This proposal could improve director performance because a failed vote would have more of a consequence. Currently, a director with a failed vote could remain on the Board continuously for years into the future.
Under the current rules the TPL Board of Directors could be the cheerleaders for a director who fails to get a majority vote from TPL shareholders and then keep such a failed director on the TPL Board in spite of shareholder rejection. Under these rules, a TPL director could be kept on the TPL Board year after year of failed votes. The current rule is hardly the type of rule that would inspire TPL directors to excellent performance.
Please vote yes.
TPL Statement in Opposition to Proposal 7
The Board recommends a vote AGAINST this stockholder proposal for the following reasons, each of which is discussed in more detail below: (i) the Bylaws already provide an appropriate mechanism for director nominees failing to receive a majority vote; (ii) implementing the proposal would constrain the Board’s ability to properly exercise its fiduciary duties; and (iii) the Board continues to believe that the majority voting standard in the Bylaws with the current resignation policy is most appropriate for the Company and its stockholders.
The Bylaws already provide an appropriate mechanism for director nominees failing to receive a majority vote.
While Delaware law allows an incumbent director nominee who is not re-elected to remain on the board as a holdover director until a successor is elected, our Bylaws specifically provide that an incumbent director who does not receive a majority of votes cast in an uncontested election shall promptly tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating and Corporate Governance Committee, which consists solely of independent directors, must make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board must act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding such tendered resignation no later than 90 days following certification of the election results. Although the Board believes that there are very limited situations in which there would be a compelling reason to retain a director despite the results of a stockholder vote, it also believes that discretion is important to allow the Board to fulfill its fiduciary duty and act in the best interests of the Company and its stockholders if such a scenario arises.
The Company’s director resignation policy allows the Board to make an informed decision about whether it is in the best interests of the Company and its stockholders to accept a resignation tendered by a director who failed to receive majority support. We anticipate that any such resignation would be accepted (absent strong justification for rejecting it), in which case any such director would not be renominated at the next annual meeting. Therefore, the Board believes, as a practical matter, that the stockholder proposal and our existing director resignation policy would in most instances produce the same result. However, in limited circumstances, the Board may determine that there is a compelling reason to reject a resignation. For example, in some cases, the underlying issue causing a failed director election (e.g., overboarding or problematic committee service) may be resolved without the need for the director to leave the Board. In addition, the Board may determine that the Board would lack a particular skill or experience if a resignation was accepted without the Board being able to consider alternatives, such as a proper recruitment of a qualified candidate. In the event the Board

Texas Pacific Land Corporation | Proxy Statement	31

PROPOSAL 7
decides not to accept a tendered resignation, that director would be an incumbent at the time the next nominations are considered, and at that time, the Board would have discretion to consider the director for nomination based on then-current circumstances. Considering that our director resignation policy achieves the objective of the proposal while maintaining the ability of the Board to exercise its discretion in the best interests of the Company and its stockholders when necessary, we recommend voting against the proposal.
Implementing the proposal would constrain the Board’s ability to properly exercise its fiduciary duties.
As described above, the Bylaws mandate that an incumbent director who does not receive a majority of votes cast in an uncontested election to promptly tender his or her resignation to the Board, which becomes effective upon Board acceptance. This director resignation policy does not automatically remove directors, but rather requires the Board to exercise its fiduciary duties and comply with the DGCL in determining whether accepting a resignation is in the best interests of the Company and its stockholders. This approach also mitigates the prospect of forced vacancies that, if they occur at crucial times, could hamper the ability of the Board to function effectively.
The Board believes Proposal 7 improperly constrains the Board’s ability to properly exercise its fiduciary duties as required and permitted by Delaware law. Proposal 7 mandates “that a director who fails to obtain a majority vote in an uncontested election shall not be nominated by the Board at the next annual stockholder meeting.” As a result, the Board would be prohibited from nominating such a director candidate at the next annual stockholder meeting, even if the Board believes in its fiduciary judgment there is a compelling reason to nominate the director. Under Section 141(a) of the DGCL, “[t]he business and affairs of every corporation…shall be managed by or under the direction of a board of directors…” In determining whether or not to nominate a director candidate, a board must be permitted to freely exercise its judgment on such a matter in order to fulfill its fiduciary duties. Our Board believes that the provision proposed by the proponent would, if adopted, constrain all future directors’ ability to fulfill their fiduciary duties because the Board would be prohibited from nominating any holdover or resigning director regardless of the circumstances that may have led to such director failing to receive the requisite vote or of such director’s qualifications and contributions to the Board.
The Board continues to believe that the majority voting standard in the Bylaws with the current resignation policy is most appropriate for the Company and its stockholders.
In making its recommendation against Proposal 7, the Board reviewed data on voting standards and resignation policies adopted by other public companies. The Company’s majority voting standard with a resignation policy subject to Board discretion aligns with the practice of a majority of S&P Midcap 400 companies and a majority of S&P 500 companies, while a mandatory resignation policy in connection with a failed majority vote has been adopted by only a small minority of these companies. Additionally, over the past year, the average level of support for stockholder proposals seeking some form of a mandatory resignation policy for directors following a failed majority vote or a restriction on renominating such directors was only 17.3%.3 Because the Bylaws already include a majority voting standard and resignation policy in line with a majority of S&P Midcap 400 companies and a majority of S&P 500 companies, and proposals similar to this proposal have generally received low voting support, the Board continues to believe that our current resignation policy is appropriate.
For the foregoing reasons, the Board recommends a vote AGAINST this stockholder proposal.
Approval of this proposal requires the affirmative vote of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 7.

3 For companies in the Russell 3000 Index. Source: Deal Point Data, as of July 18, 2024.

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OTHER MATTERS

Other than stockholder proposals that remain subject to pending no-action requests with the SEC regarding the Company’s intent to exclude such proposals pursuant to Rule 14a-8, the Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting and you have granted a proxy to the proxies named in this Proxy Statement by following the instructions on the Notice of Internet Availability or your proxy card, as applicable, such proxies may use their own judgment to determine how to vote your shares.

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Stockholder Engagement and Communications with Directors
Our management team and our Board value, and frequently solicit and respond to, the views of our stockholders. We interact with investors throughout the year and regularly engage with our stockholders through open dialogue and direct communication on a variety of topics, including our business and growth strategy, financial performance, corporate governance and executive compensation practices.
Stockholder Outreach, Engagement and Feedback
For the past several years, we have increased the frequency and scope of our stockholder engagement activities, actively solicited stockholder feedback and, when appropriate and determined by the Board to be in the best interests of the Company and its stockholders, made changes to our governance, compensation and other practices in response to the stockholder feedback we received. In 2024, we reached out to stockholders representing 48% of our outstanding shares of Common Stock and held meetings with stockholders representing 32% of our outstanding shares of Common Stock (measured as of September 3, 2024) to consider their perspectives on various issues, including governance and compensation. Independent members of our Board participated in and led each of these meetings with stockholders. The participating Board members were joined in these meetings by one or more of the Company’s Chief Executive Officer, Chief Financial Officer, Senior Vice President, Secretary and General Counsel, and Vice President of Finance and Investor Relations. Feedback from our stockholder meetings was discussed with management and relayed to the relevant committees of the Board or the full Board, as applicable.
The primary areas of discussion during these engagements have related to:
•
Board refreshment, composition and diversity and related disclosures;

•
stockholder representation on the Board;

•
special meeting rights of stockholders;

•
declassification of the Board; and

•
executive compensation, including the importance of aligning pay and performance, establishing measurable targets and providing transparent disclosure in respect of compensation decisions.

As a result of our active stockholder engagement, our Board and management team have taken the following actions in recent years:
Category	Stockholder Feedback	TPL’S Action
Corporate Governance	TPL should convert to a C-corporation.	Converted to a C-corporation in January 2021.
	The Board should be declassified.	Began the process of declassifying the Board at the 2022 annual meeting of stockholders; all directors will stand for election annually beginning in 2025.

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Category	Stockholder Feedback	TPL’S Action
Special Meeting Rights	Stockholders should be able to call special meetings.
Submitting for stockholder approval at the Annual Meeting a proposal to amend the Certificate of Incorporation to grant stockholders holding 25% of the outstanding shares of Common Stock the right to call a special meeting.

Board Composition	TPL needs stockholder perspectives in the boardroom.	Appointed principals of two of TPL’s largest stockholders, then representing approximately 20% of TPL’s outstanding shares of Common Stock, to the Board.
	Longer-serving directors should retire to make way for fresh perspectives.	Two longer-serving directors retired from the Board and did not stand for reelection at the 2023 annual meeting of stockholders.
Investor Communications	TPL should enhance its disclosures to better tell its story.	Released an improved and expanded investor presentation in March 2021, which has been updated in subsequent Regulation FD disclosures filed with the SEC, and a video overview of TPL in August 2024.
We remain committed to corporate governance best practices and regular engagement with our stockholders and other stakeholders to solicit and consider their views on these practices, our executive compensation programs, our corporate responsibility and sustainability initiatives and our business strategy and performance. We invite stockholders to email us at IR@texaspacific.com with any suggestions, comments or inquiries.
Stockholder Engagement Regarding Executive Compensation
Prior to the 2023 annual meeting of stockholders, at the direction of our Compensation Committee, TPL management reached out to 10 of our largest stockholders, representing more than 20% of our outstanding shares of Common Stock (measured as of September 12, 2023), to discuss our executive compensation program along with other topics of importance to them. Four stockholders representing approximately 10% of our outstanding shares of Common Stock (measured as of September 12, 2023) accepted our invitation to share feedback.
In 2024, we reached out to stockholders representing 48% of our outstanding shares of Common Stock and held meetings with stockholders representing 32% of our outstanding shares of Common Stock (measured as of September 3, 2024) to consider their perspectives on various issues, including executive compensation. Independent members of our Board participated in and led each of these meetings with stockholders. The participating members of our Board were joined in these meetings by one or more of the Company’s Chief Executive Officer, Chief Financial Officer, Senior Vice President, Secretary and General Counsel, and Vice President of Finance and Investor Relations.
Following these meetings, the Compensation Committee met with senior management to discuss what we learned during this comprehensive outreach process. In general, we learned that stockholders were not seeking significant changes to our compensation program. Many expressed support for our overall compensation philosophy and suggested modest changes, including enhancing our proxy statement disclosures and increasing the proportion of performance-based equity that we award over time.

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The feedback received and the Compensation Committee’s responses are summarized in the table below.
Stockholder Feedback	Compensation Committee Response

Adjusted EBITDA Definition: Some investors expressed concern about the definition of Adjusted EBITDA used for our Adjusted EBITDA margin calculation, such as the inclusion of interest income and other non-operating or non-recurring items (e.g., legal expenses).

•
Regular Evaluation: The Compensation Committee recognizes the challenges with using Adjusted EBITDA margin as an incentive metric and reduced the weight of this metric in the calculation of our executive officers’ annual cash bonus from 37.5% in 2023 to 25% for purposes of the 2024 annual incentive plan. The Compensation Committee will continue to evaluate the use of Adjusted EBITDA margin and other metrics when establishing the 2025 annual incentive plan.

•
Interest Income: The Compensation Committee includes interest income in calculating Adjusted EBITDA because (i) this approach aligns with TPL’s capital allocation strategy, (ii) the incentive goals established for Adjusted EBITDA margin include an assumed level of interest income and, therefore, its removal would have minimal impact and (iii) TPL is relatively unique in generating a significant amount of net interest income due to its lack of debt and, therefore, interest income is of heightened significance. The Compensation Committee continues to evaluate the use of Adjusted EBITDA margin as a short-term incentive metric.

•
Legal Expenses: After due consideration, the Compensation Committee determined to not adjust for TPL’s excess legal expenses when calculating Adjusted EBITDA because its adjustment in both the goal and actual results achieved under the 2023 annual incentive plan would have increased the annual cash bonuses earned by the management team even if interest income had been removed from the calculation.

Return on Capital Metric: Preference for a return on capital metric in the incentive program.
•
Ongoing Review of Return on Capital Metric: The Compensation Committee has incorporated a review of the returns on new capital invested as part of the strategic objectives portion of the 2024 annual incentive plan and intends to continue to evaluate return on capital metrics in the future.

•
TPL-Specific Considerations: The Compensation Committee also sees the advantages of a return on capital metric; however, the accounting for TPL’s assets may result in a distortion of traditional return on capital metrics.

Commodity Prices: Concern about the impact of commodity prices on our incentive metrics, since they are outside of management’s control.
•
Approach to Incentive Metrics: The Compensation Committee seeks to obtain an appropriate balance between aligning management pay outcomes with the interests of stockholders (regardless of financial impacts that are out of management’s control) and incentivizing management to improve areas that are under their control. Therefore, the Compensation Committee has used a mix of a relative metric (TSR) and an absolute metric (FCF) in the long-term incentive plan.

•
Collar on Commodity Price: The Compensation Committee has implemented a collar on TPL’s total commodity price realization in the calculation of financial results in the annual incentive plan, so that while management realizes some impact of realized commodity prices, the incentive outcomes are not overly influenced by the impact of changes in realized commodity prices.

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Stockholder Feedback	Compensation Committee Response
Stock-Based Compensation for Management: Preference for greater stock ownership and stock-based compensation for the management team.
•
Approach to Compensation: Our compensation program was redesigned by our Compensation Committee in 2022. The redesign, which took into account industry standard ownership guidelines, aimed to further align the interests of management and stockholders through greater use of stock-based compensation and encouraging management to hold a significant amount of stock. As a result, our Chief Executive Officer’s compensation has gone from 100% cash-based in 2020 to approximately 34% cash-based in 2023 (assuming target performance).

•
Delayed Impact of Redesigned Program: Note that there is a delay between the redesign of the compensation program and the growth in disclosed ownership since the compensation program includes equity awards with long-term vesting. For example, the first tranche of performance share units (“PSUs”) was awarded in February 2022 but will not be eligible to vest until February 2025.

Additions to Peer Group: Addition of royalty-focused peer companies, including Viper Energy, Inc., Freehold Royalties Ltd., Dorchester Minerals, L.P. and Topaz Energy Corp., as well as non-oil and gas royalty companies.

•
Approach to Benchmarking: The primary purpose of TPL’s reference peer group is its use as a benchmark in evaluating executive compensation. In selecting peers, the Compensation Committee primarily considers industry, company size, whether the company is one that we may recruit talent from or lose talent to and the appropriateness of each potential peer’s compensation programs for purpose of comparison. We think it is of critical importance for our executive team to have significant oil and gas experience and knowledge and, as a result, we do not consider companies outside of our industry for inclusion in our peer group.

•
Addition of Peer Company: Based on stockholder feedback and in light of recent acquisitions, the Compensation Committee is considering making certain changes to the reference group for purposes of making compensation determinations for 2025. While the Compensation Committee believes that certain of the royalty-focused companies suggested by stockholders, such as Freehold Royalties Ltd., might be appropriate to consider adding, it believes that the addition of certain other suggested companies would likely be inappropriate. For instance, Viper Energy, Inc., as a subsidiary of Diamondback Energy, Inc., has a different corporate structure than TPL and, in the Compensation Committee’s view, would not be a helpful comparison for compensation determinations.

Communication with Directors
The Board is committed to meaningful engagement with stockholders and other interested persons and welcomes input and suggestions. Information regarding how stockholders can contact the Chair or non-management members of the Board is set forth in our Corporate Governance Guidelines, which are posted on the Company’s corporate website, www.TexasPacific.com. Stockholders and other interested persons who wish to contact the Board may do so by submitting any communications to the Company by mail at 1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201, Attention: Investor Relations, with an instruction to forward the communication to a particular director or the Board as a whole. Our Board has created a number of ways for stockholders and other stakeholders to provide input, including:
•
Attending an annual meeting of stockholders and submitting questions to be addressed during the meeting;

•
Attending quarterly earnings calls, investor conferences, and other similar opportunities;

•
Sending an email to our Investor Relations department at IR@texaspacific.com;

•
Mailing a letter to us at 1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201, Attention: Investor Relations; and

•
Requesting a stockholder engagement meeting via one of the means outlined here.

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Our Investor Relations team, in consultation with the General Counsel, will not forward any communication that it determines in good faith to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. The General Counsel will maintain a list of each communication that was not forwarded because it was so determined to be unsuitable. Such list shall be delivered to the Board at its quarterly meetings. In addition, each communication that was not forwarded because it was determined to be unsuitable will be retained in the Company’s files and made available at the request of any member of the Board to whom such communication was addressed.
Board Structure and Committees
Board Leadership Structure
Our Board is led by the Chair. Mr. Best serves as the Chair and is an independent director. Our Bylaws and Corporate Governance Guidelines each provide that the Chair of the Board may also hold the position of Chief Executive Officer. At this time, the Board believes that separation of the Chair and Chief Executive Officer positions is appropriate and in the best interests of the Company and its stockholders. The Board believes that such separation provides independent leadership for the Board, helps ensure critical and independent thinking with respect to the Company’s strategy and performance and allows our Chief Executive Officer to focus on the Company’s day-to-day business operations. Our Chief Executive Officer also serves as a member of the Board as the management representative. The Company believes this is important to make information and insight directly available to the directors in their deliberations. This structure gives the Company an appropriate, well-functioning balance between non-management and management directors that combines experience, accountability, and effective risk oversight.
The duties of the Chair include, among other things:
•
Chairing Board meetings and meetings of stockholders;

•
Establishing the agenda for each Board meeting;

•
Leading executive sessions of the Board;

•
Having authority to call Board meetings;

•
Approving meeting schedules for the Board and information distributed to the Board;

•
Consulting with the Nominating and Corporate Governance Committee with regard to the membership and performance evaluations of the Board and committee members; and

•
Performing such other duties and responsibilities as may be requested by the Board.

In the event the Chair does not qualify as independent, our Corporate Governance Guidelines require the independent directors to select from among themselves a lead independent director. The duties of a lead independent director are set forth in our Corporate Governance Guidelines and include chairing Board meetings in the absence of the Chair, convening and leading executive sessions of the Board, serving as a liaison between the Chair and the independent directors, being available for consultation and director communication with major stockholders as directed by the Board, and performing such other duties and responsibilities as requested by the Board.
Board of Directors
The Board currently consists of ten (10) directors, nine (9) of whom — Mr. Best, Gen. Cook, Ms. Duganier, Ms. Epps, Mr. Kurz, Mr. Oliver, Mr. Roosa, Mr. Stahl and Ms. Woung-Chapman — are considered “independent” under the rules of the SEC and the NYSE. No director may be deemed independent unless the Board determines that he or she has no material relationship with TPL. Mr. Best serves as the Chair. In light of Mr. Best’s extensive experience in the energy industry and service on public company boards, the Board believes that he is well-positioned to serve as Chair.
The Board meets at least quarterly, and the independent directors serving on the Board meet in executive session (i.e., without the presence of any non-independent directors and management) immediately following regularly scheduled Board meetings. Each executive session of the Board is chaired by the Chair, who is an independent director. During the fiscal year ended December 31, 2023 (the “Last Fiscal Year”), the Board met six (6) times and acted by written consent in lieu of holding a meeting one (1) time. All of the directors attended at least 75% of the total number of meetings held by the Board and of the committees on which they served during the Last Fiscal Year. While the Company does not have a policy requiring director attendance at annual meetings of stockholders, each director is expected to attend the Company’s annual meetings of stockholders. Each member of the Board attended our 2023 annual meeting of stockholders.

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The Board has four standing committees, consisting of a Nominating and Corporate Governance Committee, an Audit Committee, a Compensation Committee, and a Strategic Acquisitions Committee. Membership of each committee as of the date of this Proxy Statement is shown in the following table.
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Acquisitions Committee
Rhys J. Best
Donald G. Cook		•	▲
Barbara J. Duganier	•	▲		•
Donna E. Epps	▲		•
Tyler Glover
Karl F. Kurz		•		▲
Eric L. Oliver	•
Robert Roosa	•	•		•
Murray Stahl			•	•
Marguerite Woung-Chapman	•		•
▲ Chair                  • Member
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Donald G. Cook, the chair, Donna E. Epps, Murray Stahl and Marguerite Woung-Chapman. The committee members each have met the independence requirements for service on the Nominating and Corporate Governance Committee in accordance with the NYSE Listed Company Manual. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, evaluating and recommending individuals qualified to become members of the Board, and for overseeing corporate governance matters and the Company’s policies and programs concerning corporate social responsibility, including environmental, social and governance (“ESG”) matters. During the Last Fiscal Year, the Nominating and Corporate Governance Committee held five (5) meetings.
The Nominating and Corporate Governance Committee Charter is provided on the Company’s corporate website at www.TexasPacific.com.
Audit Committee
The Audit Committee consists of Donna E. Epps, the chair, Barbara J. Duganier, Eric L. Oliver, Robert Roosa and Marguerite Woung-Chapman. The Board has determined that Ms. Epps, Ms. Duganier, and Mr. Roosa are “audit committee financial experts,” as defined by the rules of the SEC, and each has accounting or related financial management expertise as required under the NYSE Listed Company Manual. Each member of the Audit Committee is financially literate. Additionally, the members of the Audit Committee each meet the independence requirements for service on the Audit Committee in accordance with the NYSE Listed Company Manual and Rule 10A-3 promulgated under the Exchange Act.
The Audit Committee is responsible for, among other things, ensuring that the Company has adequate internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters. The Audit Committee is also responsible for the appointment, pre-approval of work, compensation, and oversight of the auditors and for overseeing enterprise risk management, including oversight of risks from cybersecurity threats. The Audit Committee periodically reviews the Company’s policies and practices for managing cybersecurity risks, including incident response plans, to ensure that such policies and practices are appropriately tailored to the Company’s risk framework. During the Last Fiscal Year, the Audit Committee held five (5) meetings.
The Audit Committee Charter is provided on the Company’s corporate website at www.TexasPacific.com.
Compensation Committee
The Compensation Committee consists of Barbara J. Duganier, the chair, Donald G. Cook, Karl F. Kurz and Robert Roosa. The Board has determined that each member of the Compensation Committee is independent, as defined by the NYSE

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Listed Company Manual, and qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act. The primary functions of the Compensation Committee are to review, approve and recommend corporate goals and objectives relevant to compensation of TPL’s Named Executive Officers (as defined below), review and approve TPL’s compensation plans and review and make recommendations regarding compensation for non-employee directors. During the Last Fiscal Year, the Compensation Committee held six (6) meetings and acted by written consent in lieu of holding a meeting four (4) times.
The Compensation Committee Charter is provided on the Company’s corporate website at www.TexasPacific.com.
Strategic Acquisitions Committee
The Strategic Acquisitions Committee consists of Karl F. Kurz, the chair, Barbara J. Duganier, Robert Roosa and Murray Stahl. The Strategic Acquisitions Committee is responsible for, among other things, assisting the Board in fulfilling its oversight responsibilities relating to evaluating potential acquisitions by reviewing, analyzing, assessing and, in the case of acquisitions involving cash consideration of $50.0 million or less (subject to an annual cap), approving, potential acquisitions being considered by the Company. The Strategic Acquisitions Committee was established as a standing committee in May 2024.
The Strategic Acquisitions Committee Charter is provided on the Company’s corporate website at www.TexasPacific.com.
Ad Hoc Committees
From time to time, the Board constitutes ad hoc committees, the membership, duties and compensation, if any, of which are determined by the Board.
Compensation Committee Interlocks and Insider Participation
Each of Ms. Duganier, Gen. Cook, Mr. Kurz and Mr. Roosa served on the Compensation Committee during the Last Fiscal Year. None of the persons who served on the Compensation Committee during the Last Fiscal Year is or has been an officer or employee of the Company, and, except as described below, none had any relationship with the Company or any of its subsidiaries during the Last Fiscal Year that would be required to be disclosed as a transaction with a related person. None of our executive officers currently serves, or served in the Last Fiscal Year, on the board of directors or compensation or similar committee of another company at any time during which an executive officer of such other company served on our Board or Compensation Committee.
On August 27, 2024, the Company announced the acquisition of oil and gas mineral interests in 4,106 total net royalty acres located in Culberson County, Texas for $124 million in cash (the “Mineral Interest Acquisitions”). The Mineral Interest Acquisitions were completed in conjunction with Brigham Royalties Fund I Holdco, L.L.C., a subsidiary of Brigham Royalties. Robert Roosa, a member of the Company’s Board, is a partner in, and serves as the Chief Executive Officer of, Brigham Royalties. Brigham Royalties originally identified the opportunity and, because of the size and concentration, invited the Company to participate. Following the execution of the purchase and sale agreements (totaling 7,416 net royalty acres) related to the Mineral Interest Acquisitions, a 55.4% interest in each was assigned to a subsidiary of the Company.
Each party paid a pro-rata share of the purchase price and closing costs. The Company directly paid an aggregate of approximately $1.1 million in commissions to six Brigham Royalties employees, which was equal to the bonuses those employees would have received with respect to the Mineral Interest Acquisitions had they been completed by Brigham Royalties. Those fees were significantly less than commissions the Company would have paid to other third parties for similar services. The Company performed its own diligence and valuation, and the Mineral Interest Acquisitions were approved by the Company’s Audit Committee and full Board with Mr. Roosa abstaining. The Company did not pay any fees or commissions to Brigham Royalties or Mr. Roosa in connection with, and the Company and Brigham Royalties have no further relationship with respect to, the Mineral Interest Acquisitions.
Corporate Governance
The Company is committed to conducting its business in accordance with the highest level of ethical and corporate governance standards. The Board periodically reviews its corporate governance practices and takes other actions to address changes in regulatory requirements, developments in governance best practices and matters raised by stockholders. The following describes some of the actions the Company has taken to help ensure that our conduct earns the respect and trust of stockholders, customers, business partners, employees, and the communities in which we live and work.

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Corporate Governance Guidelines
Our Board has developed corporate governance policies and practices in order to help fulfill its responsibilities to stockholders and provide a flexible framework for it to review, evaluate, and oversee the Company’s business operations and management. Our Corporate Governance Guidelines set the standards, among other things, with respect to:
•
Director independence;

•
Criteria for selection of director candidates;

•
Board refreshment;

•
Board leadership structure;

•
Requirements for service on the Board;

•
Conflict of interest;

•
Confidentiality;

•
Board and Board committees’ policies regarding director attendance;

•
Criteria for Board and management evaluation;

•
Director compensation; and

•
Communication.

Our Nominating and Corporate Governance Committee oversees and periodically reviews the Corporate Governance Guidelines, and recommends any proposed changes to the Board for approval.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics applicable to all members of the Board, executive officers and employees. A copy of the Code of Business Conduct and Ethics is available on the Company’s corporate website at www.TexasPacific.com. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our corporate website.
Risk Oversight
The Company believes that risk oversight is the responsibility of the Board as a whole and not solely of any one of its committees. The Board recognizes that all companies face a variety of risks, including strategic risk, reputational risk, environmental risk and operational risk. The Board periodically reviews the processes established by management to identify and manage risks and communicates with management about these processes. The Board encourages, and management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations, including with respect to the receipt, retention and treatment of complaints or other expressions of concern received from employees of the Company or other persons. The Board also continuously assesses and analyzes, with the input of management, the most likely areas of future risk to which we may be vulnerable.
At the Board committee level, the Audit Committee regularly discusses policies with respect to risk assessment and risk management, the Company’s major litigation and financial risk exposures, compliance, cybersecurity, information technology and the steps management has taken to monitor and control such exposures. The Compensation Committee oversees risks arising from the Company’s compensation and employee benefits plans, policies and programs for its employees. The Nominating and Corporate Governance Committee, with assistance from the Audit Committee and the Compensation Committee, oversees our ESG program and monitors related risks. The Board and the various committee chairs address any issues identified in such discussions and reviews with management as they arise, and monitor actions, procedures or processes implemented in response.
Our General Counsel serves as our chief compliance officer, and periodically reviews the effectiveness of the Company’s compliance programs and responds to, and monitors the status and response to, compliance issues that may arise from time to time. The General Counsel reports to the Chief Executive Officer.
Audit Committee Procedures; Procedures for Approval of Related Person Transactions
The Audit Committee meets separately and periodically with the Company’s independent auditor, the Company’s Chief Financial Officer and a representative of the internal audit function to assess certain matters, including the status of the

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independent audit process, management and the independent auditor’s assessments of the Company’s financial reporting and internal controls and compliance with legal and regulatory requirements, and management’s views as to the competence, performance and independence of the independent auditor. The Audit Committee oversees the internal audit function, including its structure, personnel, budget, and annual internal audit plans. In addition, the Audit Committee, as a whole, reviews and meets to discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor. The Audit Committee makes a recommendation to the Board each year as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.
Information about the procedures for approval of related person transactions is available under the heading “Transactions with Related Persons” on page 47 below.
Other Governance Matters
Qualifications and Nominations of Directors
The Nominating and Corporate Governance Committee Charter provides that the Nominating and Corporate Governance Committee screen, recruit and interview individuals that the Nominating and Corporate Governance Committee believes are qualified to become members of the Board, consistent with criteria approved by the Board from time to time, and recommend to the Board the (a) director nominees to be selected by the Board to stand for election or re-election at the annual meeting of stockholders and (b) director candidates to be appointed by the Board to fill vacancies and newly created directorships. The Board and Nominating and Corporate Governance Committee determine the minimum qualifications that a director nominee should possess on a case by case basis and typically evaluate candidates based on factors including, but not limited to, a general understanding of finance, corporate governance and strategy, senior leadership experience, public company board experience, an understanding of the Company’s business and industry, diversity of background, perspectives and experiences, character, whether the candidate would satisfy the independence standards of the NYSE Listed Company Manual and the other skills identified in the matrix included in “Proposal 1 — Election of Directors — Qualifications and Experience” above. The Board and the Nominating and Corporate Governance Committee aim to identify a diverse group of candidates and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the Board.
The Nominating and Corporate Governance Committee reviews periodically the size of the Board and oversees an annual self-evaluation of the Board and its committees. The Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. Whenever the Nominating and Corporate Governance Committee concludes, based on the reviews or considerations described above or due to a vacancy, that a new nominee to the Board is required or advisable, it will consider recommendations from directors, management, stockholders and, if it deems appropriate, consultants retained for that purpose. In such circumstances, it will evaluate individuals recommended by stockholders in the same manner as nominees recommended from other sources. Stockholders who wish to nominate an individual for election as a director directly, without going through the Nominating and Corporate Governance Committee, must comply with the procedures in the Bylaws. The Bylaws are provided on the Company’s corporate website at www.TexasPacific.com.
Our Board has adopted a “majority vote policy.” Under this policy any nominee for director in an uncontested election who does not receive a majority of the votes cast and is an incumbent director is required to promptly tender his or her resignation, subject to acceptance by the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other action should be taken. The Board will then act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within ninety (90) days from the date of the certification of the election results. A director who tenders his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board with respect to his or her resignation.
Insider Trading Policy; Anti-Hedging Policy
We have an Insider Trading Policy that sets forth terms, conditions, timing, limitations, and prohibitions with respect to trading in the Company’s securities. The Insider Trading Policy prohibits all employees, executive officers, directors, agents, consultants and contractors from trading in the Company’s securities while in possession of material nonpublic information. Such persons are also generally prohibited from hedging, including engaging in publicly traded options, puts, calls, or other derivative instruments relating to the Company’s securities, or selling the Company’s securities “short.” The Insider Trading Policy also requires that such persons obtain pre-approval from the Company’s General Counsel for

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all pledges, and the deposit in margin accounts, of the Company’s securities and the securities of any other company designated by the Company’s General Counsel. The Insider Trading Policy also restricts directors, officers subject to Section 16 of the Exchange Act, and certain other specifically designated employees from trading in the Company’s securities during certain periods and only after they have obtained pre-clearance for trades in the Company’s securities from the Company’s General Counsel (or, in the case of the General Counsel, the Chief Financial Officer).
Clawback Policy
The Company has adopted a Clawback Policy in accordance with Section 10D of the Exchange Act and Rule 10D-1 promulgated thereunder (collectively, “Section 10D”). In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Clawback Policy requires that covered executives must reimburse the Company, or forfeit, any excess incentive compensation received by a covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the restatement. Executives covered by the Clawback Policy are current and former executive officers, as determined by the Board in accordance with Section 10D and the NYSE Listed Company Manual. Incentive compensation subject to the Clawback Policy includes any cash or equity compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure as defined in Section 10D. The amount subject to recovery is the excess of the incentive compensation received based on the erroneous data over the incentive compensation that would have been received had it been based on the restated results.
Environmental, Social and Governance
The Company’s current ESG disclosure is available on the Company’s corporate website at www.TexasPacific.com. The ESG disclosure has been prepared in accordance with the frameworks of the Sustainable Accounting Standards Board, the Global Reporting Initiative, and the Task Force on Climate Related Disclosures.
Integrating sustainability and ESG objectives is a priority for our Company. The Company’s ESG strategy reflects its dedication to meeting tactical business priorities while managing the environmental impacts of its operations, maintaining principles for social responsibility, and upholding a commitment to strong corporate governance. Our ESG strategy is focused on the overarching priorities of environmental management, employee health and safety, workforce management and equality, community and landowner engagement, and strong corporate governance and ethics. We are committed to sustainability and responsible stewardship across all of our operations and land management activities.
As the Company does not produce oil or gas from the land from which its royalties’ revenue stream is derived, it developed its sustainability goals and partnership opportunities in consultation with the entities operating on its land. On the water solutions side of its business, the Company developed a tailored ESG program that addresses the ethical and responsible buildout of water assets and management of water as a natural resource. The Company’s continued goal is an integrated and iterative approach to sustainable and responsible resource management.
TPL’s ESG accomplishments and goals include but are not limited to:
•
Converted from a business trust to a Delaware corporation in January 2021, providing enhanced governance to the Company’s stockholders.

•
Increased the electrification of the Company’s water assets in an effort to reduce costs and mitigate the overall emission profile of the Company by reducing reliance on diesel generators. Cumulatively through December 31, 2023, TPL has spent $15.8 million of capital on electric infrastructure.

•
Initiated energy tracking in 2020 to monitor and identify trends in energy consumption and sourcing.

•
Prioritizing the health and welfare of TPL’s workforce.

•
Employed practices for the tracking and monitoring of all spills, regardless of if they are within or outside of regulatory reporting requirements. We had zero spills of produced water in 2023 and 2022.

•
Partnered with oil and gas operators on the Company’s surface estate to collectively discuss and manage ESG risks. Partnership opportunities included: developing renewable energy infrastructure across the Company’s land, developing water infrastructure to support the reuse and recycling of produced water — a critical response to climate change, partnering to develop innovative technologies that support emissions management, and more.

Texas Pacific Land Corporation | Proxy Statement	43

CORPORATE GOVERNANCE AND BOARD STRUCTURE
•
Instituted a governance framework that includes oversight and stewardship of the Company’s ESG strategies. The Nominating and Corporate Governance Committee reviews the Company’s policies and programs concerning corporate social responsibility, including ESG matters, with the support of the Audit Committee and the Compensation Committee, where appropriate. The committees provide guidance to the Board and management with respect to trends and developments regarding environmental, social, governance, and political matters that could significantly impact the Company.

The disclosure denotes that the Company’s ESG strategy, including metrics and targets, will be continuously reviewed and assessed annually to determine if updates or process improvements are needed.
Our full ESG disclosure is available at www.TexasPacific.com/esg.
Human Capital Resources
We believe we have a talented, motivated and dedicated team, and we are committed to supporting the development of our team members and continuously building on our strong culture. As of December 31, 2023, the Company had 100 full-time employees, of which 30 were employees of TPWR, and as of August 1, 2024, the Company had 110 employees, of which 34 were employees of TPWR.
Our business strategy and ability to serve customers relies on employing talented professionals and attracting, training, developing and retaining a knowledgeable skilled workforce. We maintain a good working relationship with our employees. We value our employees and their experience in providing value through land, mineral and water resource management and water solutions. Maintaining a robust pipeline of talent is crucial to our ongoing success and is a key aspect of succession planning efforts across the organization. Our leadership and human resources teams are responsible for attracting and retaining top talent by facilitating an environment where employees feel supported and encouraged in their professional and personal development. We are committed to enhancing gender, racial and ethnic diversity throughout our organization. We believe that diversity is an important factor in bringing people together, encouraging shared commitment and fostering new ideas.
We strive to be a great place for our employees to work. Accordingly, we offer industry competitive pay and benefits, tuition reimbursement and continuing education classes and are committed to maintaining a workplace environment that promotes employee productivity and satisfaction.
Employee safety is also among our top priorities. Accordingly, we have developed and administer company-wide policies to ensure a safe and fair workplace free of discrimination or harassment for each team member and compliance with Occupational Safety and Health Administration (“OSHA”) standards, as further discussed in our Code of Business Conduct and Ethics. This commitment applies to recruiting, hiring, compensation, benefits, training, termination, promotions or any other terms and conditions of employment. We maintain our strong focus on safety and have taken measures to protect our employees and maintain safe, reliable operations.
We strive for a goal of zero occupational injuries, illnesses and incidents in our workplace. To ensure that we protect our safety culture, we have in place a dedicated HS&E team with substantial combined years of experience and have in-house authorized trainers for OSHA-required certified training, powered equipment training and PCE-safe land certificated training.

44	Texas Pacific Land Corporation | Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, an individual or entity is generally deemed to beneficially own any shares as to which the individual or entity has sole or shared voting or investment power, including any shares that the individual or entity has the right to acquire within 60 days of September 13, 2024 through the exercise of any stock options, through the vesting/settlement of restricted stock units (“RSUs”), or upon the exercise of other rights. Shares underlying PSUs will not be deemed beneficially owned by a person even if the PSU may vest within 60 days of September 13, 2024 because the satisfaction of the applicable performance conditions is outside of the person’s control. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named below, any Common Stock that such person or persons has the right to acquire within 60 days of September 13, 2024 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
Except as indicated in the footnotes below, we believe, based on the information furnished or available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to community property laws where applicable. There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.
Security Ownership of Certain Beneficial Owners
The following table is based upon 22,978,341 shares of Common Stock outstanding as of September 13, 2024 and shows all holders known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock as of September 13, 2024:
Name and Address of Beneficial Owner	Number of Securities Beneficially Owned	Percent of Class
Horizon Kinetics LLC(1) 470 Park Avenue South, 4th Floor South New York, New York 10016	3,815,925	16.6%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	1,902,249	8.3%
BlackRock, Inc.(3) 50 Hudson Yards New York, New York 10001	1,384,002	6.0%

(1)
The information reported is based on Amendment No. 7 to Schedule 13D (the “Schedule 13D”) filed on February 28, 2024 by Horizon Kinetics Asset Management LLC (“Horizon”), a wholly owned subsidiary of Horizon Kinetics LLC. After giving effect to the three-for-one stock split effected on March 26, 2024, Horizon reported sole voting and sole dispositive power with respect to all shares beneficially owned. Horizon Kinetics LLC, through its registered investment adviser, Horizon, acts as a discretionary investment manager on behalf of its clients, who maintain beneficial interest in TPL. Murray Stahl, Chief Executive Officer, Chairman of the Board and Chief Investment Strategist of Horizon Kinetics Holding Corporation, parent company to Horizon and Horizon Kinetics LLC, is a director of TPL. The number of shares beneficially owned excludes shares held by portfolio managers and other employees of Horizon personally.

(2)
The information reported is based on Amendment No. 2 to Schedule 13G filed on February 13, 2024 by The Vanguard Group. After giving effect to the three-for-one stock split effected on March 26, 2024, The Vanguard Group reported sole dispositive power with respect to 1,862,298 shares, shared voting power with respect to 13,353 shares, and shared dispositive power with respect to 39,951 shares.

(3)
The information reported is based on the Schedule 13G filed on January 29, 2024 by BlackRock, Inc. After giving effect to the three-for-one stock split effected on March 26, 2024, BlackRock, Inc. reported sole voting power with respect to 1,200,636 shares and sole dispositive power with respect to 1,384,002 shares.

Texas Pacific Land Corporation | Proxy Statement	45

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Directors and Officers
The following table is based upon 22,978,341 shares of Common Stock outstanding as of September 13, 2024 and shows the number of shares of Common Stock beneficially owned directly or indirectly as of September 13, 2024 by (i) our current directors, including our director nominees, (ii) our Named Executive Officers and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the address for each director and Named Executive Officer is: c/o Texas Pacific Land Corporation, 1700 Pacific Avenue, Suite 2900, Dallas, Texas 75201.
Name of Beneficial Owner	Number of Securities Beneficially Owned	Percent of Class
Directors and Named Executive Officers:
Rhys J. Best	783	*
Donald G. Cook	712	*
Barbara J. Duganier	657	*
Donna E. Epps	657	*
Karl F. Kurz	558	*
Eric L. Oliver	402,057(1)	1.7%
Robert Roosa	1,173(2)	*
Murray Stahl	1,085,374(3)	4.7%
Marguerite Woung-Chapman	273	*
Tyler Glover	4,869	*
Chris Steddum	2,022	*
Micheal W. Dobbs	930	*
All Directors and Executive Officers as a Group (12 persons)	1,500,065	6.5%

*
Indicates ownership of less than 1% of the class.

(1)
Includes (i) 957 shares held by Eric L. Oliver, (ii) 393,300 shares held by SoftVest, L.P., a Delaware limited partnership (“SoftVest LP”), (iii) 1,050 shares held by trusts administered for the benefit of Mr. Oliver’s grandchildren (the “Trust Shares”), and (iv) 6,750 shares owned by Debeck LLC and Debeck Properties LP (together, “Debeck”). The general partner of SoftVest LP is SoftVest GP I, LLC, a Delaware limited liability company (“SV GP”). SoftVest Advisors is the investment manager of SoftVest LP. Mr. Oliver is the managing member of SV GP. SoftVest LP, SoftVest Advisors and Mr. Oliver may be deemed to share voting and dispositive power with respect to shares beneficially owned by them. Mr. Oliver disclaims beneficial ownership of the 393,300 shares of Common Stock held by SoftVest LP for purposes of Section 16 of the Exchange Act, except for his pecuniary interest therein. Mr. Oliver reported sole voting and dispositive power with respect to the Trust Shares and disclaims any pecuniary interest in such shares. Mr. Oliver controls Debeck and reported sole voting and dispositive power with respect to the shares beneficially owned by Debeck, but Mr. Oliver disclaims any pecuniary interest therein.

(2)
Includes (i) 273 shares held by Robert Roosa, (ii) 450 shares held by RSR Resources & Minerals Unvested, LLC, of which Mr. Roosa is the manager, and (iii) 450 shares held by RSR Resources & Minerals Vested, LLC, of which Mr. Roosa is the manager.

(3)
Includes (i) 7,713 shares held by Murray Stahl, (ii) 180 shares held by Mr. Stahl’s spouse, (iii) 5,480 shares held by Horizon Common Inc., (iv) 4,416 shares held by Horizon Kinetics Hard Assets II LLC, (v) 130,267 shares held by Polestar Offshore Fund Ltd., (vi) 16,647 shares held by CDK Fund Ltd., (vii) 7,452 shares held by CDK Partners LP, (viii) 315,608 shares held by Horizon Kinetics Hard Assets LLC, (ix) 5,485 shares held by Horizon Credit Opportunity Fund LP, and (x) 592,126 shares held by Horizon. The number of shares of Common Stock reported herein excludes shares held by partnerships and other accounts in which Mr. Stahl has a non-controlling interest and does not exercise investment discretion. The shares referenced in (iii)-(x) above are managed by Horizon Kinetics LLC, through its registered investment adviser, Horizon. Mr. Stahl, Chief Executive Officer, Chairman of the Board and Chief Investment Strategist of Horizon Kinetics Holding Corporation, parent company to Horizon and Horizon Kinetics LLC, is a director of TPL, but does not participate in Horizon’s investment decisions with respect to the securities of TPL. Horizon separately reports its position and transactions in the securities of TPL on Forms 4 and Schedule 13D. Mr. Stahl disclaims beneficial ownership in any of the accounts managed by Horizon except to the extent of his pecuniary interest therein.

46	Texas Pacific Land Corporation | Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Transactions with Related Persons
TPL generally does not engage in transactions in which TPL’s executive officers or directors (or any of their immediate family members) or any of TPL’s stockholders owning 5% or more of TPL’s outstanding shares of Common Stock (or any of their immediate family members) have a material interest. Should a proposed transaction or series of similar transactions involve any such persons in an amount that exceeds $120,000 in any fiscal year, it will be subject to review and approval by the Audit Committee in accordance with its written policy and procedures adopted by the Board. Transactions entered into that were not related person transactions at the time that they were consummated, but that later become related person transactions during the course of the transaction, will also be subject to review by the Audit Committee in accordance with a written policy adopted by the Board.
As discussed above, on August 27, 2024, the Company announced the acquisition of oil and gas mineral interests in 4,106 total net royalty acres located in Culberson County, Texas for $124 million in cash. The Mineral Interest Acquisitions were completed in conjunction with Brigham Royalties Fund I Holdco, L.L.C., a subsidiary of Brigham Royalties. Robert Roosa, a member of the Company’s Board, is a partner in, and serves as the Chief Executive Officer of, Brigham Royalties. Brigham Royalties originally identified the opportunity and, because of the size and concentration, invited the Company to participate. Following the execution of the purchase and sale agreements (totaling 7,416 net royalty acres) related to the Mineral Interest Acquisitions, a 55.4% interest in each was assigned to a subsidiary of the Company.
Each party paid a pro-rata share of the purchase price and closing costs. The Company directly paid an aggregate of approximately $1.1 million in commissions to six Brigham Royalties employees, which was equal to the bonuses those employees would have received with respect to the Mineral Interest Acquisitions had they been completed by Brigham Royalties. Those fees were significantly less than commissions the Company would have paid to other third parties for similar services. The Company performed its own diligence and valuation, and the Mineral Interest Acquisitions were approved by the Company’s Audit Committee and full Board with Mr. Roosa abstaining. The Company did not pay any fees or commissions to Brigham Royalties or Mr. Roosa in connection with, and the Company and Brigham Royalties have no further relationship with respect to, the Mineral Interest Acquisitions.
Other than as discussed above, there have been no transactions between the Company and a related person that would be reportable under SEC rules or regulations.

Texas Pacific Land Corporation | Proxy Statement	47

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers
Each of our executive officers will hold office until his or her successor has been duly appointed and qualified or until his or her earlier death or resignation, but any officer may be removed from office at any time by the affirmative vote of a majority of the Board.
Tyler Glover, 39, serves as TPL’s President and Chief Executive Officer. Biographical information for Mr. Glover is included in the section above titled “Director Nominees, Class I”.
Chris Steddum, 44, has served as TPL’s Chief Financial Officer since June 1, 2021. Prior to that, Mr. Steddum served as Vice President, Finance and Investor Relations of TPL and also served as Vice President, Finance and Investor Relations of the Trust. Prior to joining the Trust in 2019, Mr. Steddum spent 10 years working in oil and gas investment banking, most recently as a Director at Stifel Financial Corporation from 2016 to 2019, and prior to that served as a Director at GMP Securities from 2014 to 2016.
Micheal W. Dobbs, 51, serves as TPL’s Senior Vice President, Secretary and General Counsel. Mr. Dobbs also served as Senior Vice President and General Counsel of the Trust from August 2020 until January 11, 2021. Prior to joining the Trust, Mr. Dobbs had been a partner at Kelley Drye & Warren LLP.
Significant Employees
Robert A. Crain, 46, serves as Executive Vice President of TPWR, in which capacity he has served since its formation in June 2017. From 2015 to 2017, Mr. Crain was Water Resources Manager with EOG Resources where he led the development of EOG’s water resource development efforts across multiple basins including the Permian and Eagle Ford. During his career, he has successfully developed multiple large-scale water sourcing, distribution and treatment systems across multiple platforms and industries.
Stephanie Buffington, 58, serves as TPL’s Chief Accounting Officer, in which capacity she has served since June 1, 2021. From September 2020 through May 2021, Ms. Buffington served as Vice President of Financial Reporting and from December 2017 through September 2021 served as Director of Financial Reporting. Prior to joining the Company, Ms. Buffington most recently served as Vice President of Financial Reporting at Monogram Residential Trust, Inc., a publicly traded REIT, from 2014 to 2017. Ms. Buffington has over 25 years of public company experience and began her career at KPMG. She is a licensed Certified Public Accountant in the State of Texas.

48	Texas Pacific Land Corporation | Proxy Statement

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides information on the compensation arrangements for each of TPL’s Chief Executive Officer (principal executive officer), Chief Financial Officer (principal financial officer),up to three other most highly compensated individuals who were serving as an executive officer at the end of the Last Fiscal Year, and up to two other individuals who would have been included as other most highly compensated individuals but who were not serving as executive officers at the end of the Last Fiscal Year, for services rendered to TPL and its subsidiaries in all capacities during the Last Fiscal Year (the “Named Executive Officers”). The compensation disclosures below reflect fiscal year 2023.
For fiscal year 2023, the following officers represented our Named Executive Officers:

TYLER GLOVER President and Chief Executive Officer	CHRIS STEDDUM Chief Financial Officer	MICHEAL W. DOBBS Senior Vice President, Secretary, and General Counsel
Executive Summary
TPL was originally organized in 1888 as a business trust to hold title to extensive tracts of land that were previously the property of the Texas and Pacific Railway Company. On January 11, 2021, we completed our Corporate Reorganization from a business trust to a corporation changing our name from Texas Pacific Land Trust to Texas Pacific Land Corporation.
Our business activity is generated from our surface and royalty interest ownership, primarily in the Permian Basin. Our revenues are derived from oil and gas royalties, water sales, produced water royalties, easements, and other surface-related income and land sales. Due to the nature of our operations and concentration of our ownership in one geographic location, our revenue and net income are subject to substantial fluctuations from quarter to quarter and year to year. In addition to fluctuations in response to changes in the market price for oil and gas, our financial results are also subject to decisions by the owners and operators of not only the oil and gas wells to which our oil and gas royalty interests relate, but also to other owners and operators in the Permian Basin as it relates to our other revenue streams, principally water sales, produced water royalties, easements, and other surface-related revenue.

Texas Pacific Land Corporation | Proxy Statement	49

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Business and Financial Performance 2023 Highlights(1)
Net income of $405.6m or $17.60 per share (basic) and $17.59 per share (diluted)	Revenues of $631.6m	Adjusted EBITDA(2) of $541.4m	Free cash flow(2) of $415.5m
Royalty production of 23.5k barrels of oil equivalent per day	Total cash dividends of $4.33 per share paid during 2023	Published annual update of ESG disclosure, including metrics for 2022

(1)
All share and share price amounts reflect the three-for-one stock split effected on March 26, 2024.

(2)
Adjusted EBITDA and free cash flow are non-GAAP financial measures. Reconciliations of non-GAAP measures are provided in Appendix A attached hereto.

Key Aspects of 2023 Design
Following a substantial redesign of our compensation programs in 2022, the Compensation Committee generally maintained the overall program structure in 2023. This program design is based on typical practices among our Reference Group (see below) while reflecting the unique aspects of TPL. The compensation program design is intended to meet the following objectives:
•
Align executives’ financial interests more closely with stockholders;

•
Tie a substantial portion of executive compensation with the Company’s performance (both stock price and financial performance) to incorporate risk into the awards, while relying heavily on formulaic incentive compensation;

•
Incorporate long-term vesting periods for a substantial portion of executive compensation to help ensure continuity of the management team;

•
Ensure transparency for participants and stockholders about how outcomes are determined with an appropriate and competitive level of pay at risk;

•
Meet common governance standards for public companies, and assess and control the program to avoid creating undue risk or encouraging excessive risk-tasking by executives; and

•
Ensure a competitive compensation program.

We believe that our program, including awards under the Texas Pacific Land Corporation 2021 Incentive Plan (the “2021 Plan”), has an appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking.
We have maintained the key aspects of our compensation program for 2024.
Decision-Making Process
Compensation Philosophy and Approach
TPL’s 2023 executive compensation program design is intended to recruit and retain an executive team and to reward performance in achieving TPL’s goal of creating stockholder value. The 2023 executive compensation program consists principally of a salary, an annual cash bonus (sometimes referred to as awards under a non-equity incentive plan commencing in 2022), and share-based compensation. Base salaries provide our Named Executive Officers with a steady income stream that is not contingent on TPL’s performance. Differences in salary for the Named Executive Officers may reflect the differing responsibilities of their respective positions, the differing levels of experience and qualifications of the individuals, internal pay-equity considerations and individual performance. The annual cash bonus allows the Compensation Committee flexibility to recognize and reward each Named Executive Officer’s contributions to TPL’s performance in any given year. Salaries are reviewed annually, and salary adjustments and the amounts of annual cash

50	Texas Pacific Land Corporation | Proxy Statement

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
bonuses are determined by the Compensation Committee and the Board, as applicable, based upon an evaluation of the Named Executive Officer’s performance and contributions, as well as overall performance of the Company, against the goals and objectives of TPL in accordance with the relevant employment agreements in effect, as applicable. Share-based compensation awards link pay to performance and align Named Executive Officers’ interests with those of the Company and its stockholders over the long term.
As part of its compensation program, TPL also maintains both a qualified defined benefit pension plan and a qualified defined contribution plan, both of which are available to employees generally, including the Named Executive Officers. These plans are designed to assist employees in planning for their retirement.
Stockholder Engagement; Consideration of 2023 Say on Pay Vote
Prior to the 2023 annual meeting of stockholders, at the direction of our Compensation Committee, TPL management reached out to 10 of our largest stockholders, representing more than 20% of our outstanding shares of Common Stock (measured as of September 12, 2023), to discuss our executive compensation program along with other topics of importance to them, including governance, sustainability and strategy. Four stockholders representing approximately 10% of our outstanding shares of Common Stock (measured as of September 12, 2023) accepted our invitation to share feedback, and members of management and of the Board engaged at length with them. The remaining six stockholders we contacted either did not respond or confirmed that they did not have any concerns with our executive compensation program and therefore no engagement was necessary.
Independent members of our Board participated in and led each of these meetings with stockholders. Each meeting included some combination of our Compensation Committee chair and at least one other member of the Board. They were joined in these meetings by most or all of the Company’s Chief Executive Officer, Chief Financial Officer, Senior Vice President, Secretary and General Counsel, and Vice President of Finance and Investor Relations.
Following these meetings, the Compensation Committee met with senior management to discuss what we learned during this comprehensive outreach process. In general, we learned that stockholders were not seeking significant changes to our compensation program. Many expressed support for our overall compensation philosophy and instead suggested modest changes, including enhancing our proxy statement disclosures and increasing the proportion of performance-based equity over time.
At our 2023 annual meeting of stockholders, the majority of our stockholders voted to approve our executive compensation program, with approximately 81% approval among votes cast. The Compensation Committee viewed this as support of its approach and philosophy and as a basis for continuing with the program described in this CD&A for 2023.
See “Stockholder Engagement and Communications with Directors” on page 34 above for a detailed discussion of the Company’s stockholder engagement efforts, including stockholder engagement regarding executive compensation, and how feedback from stockholders impacted decisions made with respect to our 2024 executive compensation program.
Role of the Compensation Committee
The Compensation Committee has the sole authority to determine the compensation of the Named Executive Officers other than the Chief Executive Officer and to make recommendations to the Board, which has the authority to make final decisions with respect to the compensation of the Chief Executive Officer. The Compensation Committee is also responsible for developing and overseeing an equity compensation program for the Company’s other employees, and for making recommendations to the Board with respect to compensation for non-employee directors, with assistance from the Compensation Committee’s independent compensation consultant.
In establishing the Named Executive Officers’ compensation for 2023, the Compensation Committee chair and the full Compensation Committee met multiple times, including with management and/or the Compensation Committee’s independent compensation consultant, to review market practices, evaluate potential alternatives, determine appropriate metrics and goals, and review strategic goals and performance.

Texas Pacific Land Corporation | Proxy Statement	51

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Role of Management
Our Chief Executive Officer, Mr. Glover, provided recommendations for compensation for his direct reports. Additionally, the management team provided the Compensation Committee with financial performance information to assist with the assessment of company and individual performance in determining the bonuses for 2023. The Compensation Committee considered this information in its decision-making process. No member of management participated in discussions relating to his or her own compensation.
Role of the Independent Consultant
Since 2021, the Compensation Committee has engaged Meridian as its independent compensation consultant to assist the Compensation Committee in fulfilling its responsibilities related to the oversight of TPL’s executive officer and non-employee director compensation. The Compensation Committee determined that Meridian was independent from management based upon the consideration of various relevant factors, including that Meridian did not provide any services to TPL except advisory services to the Compensation Committee, and that Meridian maintained, and adhered to, policies and procedures that were designed to prevent conflicts of interests.
The independent compensation consultant advises the Compensation Committee in the development of pay strategies regarding our executive officers, including our Chief Executive Officer, and non-employee directors. The Compensation Committee reviews and discusses matters involving executive officer and non-employee director compensation. Following this review, the Compensation Committee makes a determination and/or recommendation to the Board, as applicable under the Compensation Committee’s Charter, regarding, among other things (a) the compensation of the Chief Executive Officer and the compensation of executive officers other than the Chief Executive Officer, in each case including salary, bonus, benefits, incentive awards and perquisites, and (b) compensation for TPL’s non-employee directors.
Benchmarking Process
Determining the 2023 Compensation Program
As described below, the Compensation Committee asked Meridian to review market data as part of the process of establishing 2023 compensation for our Named Executive Officers. As part of this process, the Compensation Committee noted that TPL is a unique organization in a number of ways:
•
It is the largest publicly traded mineral royalty focused organization, with a market capitalization more than double the next largest publicly traded mineral royalty focused organization;

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
•
Unlike most mineral royalty focused organizations, TPL also owns and manages a large amount of surface rights;

•
These surface rights allow the creation of additional business lines, such as our water business and Surface Leases, Easements and Material (referred to as “SLEM”);

•
TPL’s legacy assets carry zero basis on the balance sheet; and

•
TPL’s financial profile is unusual with no debt, limited book assets, and high margins. TPL also returns a significant portion of its cash flow to stockholders through dividends and share repurchases.

As a result of these unique characteristics, TPL does not have any direct peers. Instead of reviewing peer group market data, the Compensation Committee asked Meridian to review compensation for a group of comparable reference companies (the “Reference Group”). The Reference Group (listed below) represents companies which operate in ancillary businesses such as royalty mineral and non-operating companies, midstream companies, and E&P companies that have business lines similar to TPL and are similar in market capitalization, enterprise value, and/or Adjusted EBITDA.
Royalty Mineral and Non-Operating Companies	Midstream Companies	E&P Companies
PrairieSky Royalty Ltd.	Western Midstream Partners, LP	Marathon Oil Corporation
Black Stone Minerals, L.P.	DCP Midstream, LP	PDC Energy, Inc.
Sitio Royalties Corporation	EnLink Midstream, LLC	Matador Resources Company
Kimbell Royalty Partners	NuStar Energy L.P.	SM Energy Company
	Crestwood Equity Partners LP	Callon Petroleum Company
	Magellan Midstream Partners	Southwestern Energy Company
	Equitrans Midstream Corporation	Range Resources Corporation
Market data from this Reference Group, plus additional broad survey data from general industry and the E&P industry, was used by the Compensation Committee as a reference to help determine the 2023 compensation program design and individual pay levels as well as in determining the 2023 compensation, which is described below. During 2023, in preparation for decisions regarding 2024 compensation, the Compensation Committee refreshed the listing of companies in the Reference Group to account for mergers/acquisitions occurring during 2023. The following companies were removed from the Reference Group for 2024: DCP Midstream, LP, Crestwood Equity Partners LP, and Magellan Midstream Partners (Midstream Companies) and PDC Energy, Inc. (E&P Company). The following companies were added to the Reference Group for 2024: Northern Oil and Gas, Inc. (Non-Operating Company) and DT Midstream, Inc. (Midstream Company).
2023 Compensation Program
TPL’s 2023 executive compensation program design is intended to reward performance in achieving TPL’s goal of creating stockholder value, as detailed below.
Base Salaries
Our Named Executive Officers receive a base salary to provide a competitive level of fixed compensation based on each individual’s position, experience, and qualifications, internal pay-equity considerations and individual performance. The base salaries as of the end of 2023 for our Named Executive Officers were as follows:
Named Executive Officer	Base Salary as of December 31, 2023
Tyler Glover	$850,000
Chris Steddum	$500,000
Micheal W. Dobbs	$420,000
The base salary for Mr. Glover was unchanged from 2022. The Compensation Committee increased the base salaries for Mr. Steddum and Mr. Dobbs for 2023 to better align with market data from the Reference Group.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
2023 Annual Incentive Targets
Each of the Named Executive Officers is eligible to earn an annual cash bonus, based on the target bonus, which is expressed as a percentage of base salary and established based on references to market data as described above. The target bonuses as a percentage of base salary for our Named Executive Officers for 2023 were as follows:
Named Executive Officer	2023 Target Bonus as a % of Salary
Tyler Glover	110%
Chris Steddum	90%
Micheal W. Dobbs	75%
Target bonuses as a percentage of base salary were unchanged from 2022.
The Compensation Committee has established a structured annual incentive program, with goals tied to key metrics for the company, pursuant to which the bonuses discussed above are awarded. For 2023, the metrics included two financial metrics (Adjusted EBITDA margin and free cash flow (“FCF”) per fully diluted share), as well as several strategic objectives, as outlined below.
2023 Annual (Short-Term) Incentive Program Summary
Metric	Weight	Rationale
Adjusted EBITDA Margin	37.5%	TPL has one of the highest Adjusted EBITDA margins of any company in the oil and gas industry and maintaining high margins is a high priority for the management team.
FCF per Fully Diluted Share	37.5%	Generating FCF is a high priority for TPL, which enables greater returns to stockholders in the form of dividends and share repurchases.
Strategic Objectives	25%	These objectives were established based on key strategic priorities that are intended to promote long-term success, such as safety, ESG progress against goals/metrics, increasing use of TPL’s land, SLEM, and water services, and leveraging TPL’s land to explore other non-oil and gas revenue streams.
Goals for each of the 2023 metrics were established in early 2023, based on expectations for the year. The Threshold, Target, and Maximum level of performance for each financial metric are outlined below. At Threshold, Target, and Maximum performance levels, 50%, 100%, and 200% of the target bonus would be earned, respectively, for each metric.
Metric	Weighting	Threshold	Target	Maximum	Actual Results
Adjusted EBITDA Margin	37.5%	80.5%	84.0%	86.5%	85.7%
FCF per fully diluted share	37.5%	$37.00	$48.00	$60.00	$54.05
TPL’s performance against the pre-established financial goals can be heavily influenced by the impact of changes in commodity prices. To mitigate this impact, the Compensation Committee implemented a commodity adjustment calculation, which uses a collar on commodity prices. Within the collar range, no adjustment is made for commodity prices. If TPL’s total commodity price realization falls below or rises above the collar range, a floor or cap on prices is applied. This approach provides our management team with some exposure to commodity price fluctuations, in line with our stockholders, but limits the exposure. In 2023, the collar for TPL’s total commodity price realization ranged from $37.65 per Boe to $54.56 per Boe. Actual realizations of $42.58 per Boe were within the range of the collar for 2023, thus no adjustment to price per Boe was necessary for determining Adjusted EBITDA margin and FCF per fully diluted share.
Based on final financial results, TPL exceeded the Target level on both of the financial metrics, earning 169% of target on the Adjusted EBITDA margin metric and 150% of target on the FCF per fully diluted share metric.

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The Compensation Committee also established strategic objectives for the year which were intended to encourage our management team to take action to improve TPL’s long-term opportunities for success, but which did not directly impact financial results in 2023. These objectives are outlined below.
Strategic Objectives	Results
Expansion of non-oil and gas revenues — increase contracted renewable megawatts (“MW”) on TPL surface	Contracted additional 510 MWs of renewable energy, representing a 307% increase in 2023 compared to 2022
Market share — maintain development capture rate above TPL’s acreage ownership share	Achieved lateral feet drilled market share of 15% above average ownership level
Safety — maintain TRIR at or below industry average	No reported safety incidents; TRIR score of zero
Zero produced water spills and maintain 100% safety training	Zero spills and 99% safety training achieved with the remaining training completed in February 2024
Environmental — maintain Scope 1 emission levels below 2021 levels	2023 Scope 1 emissions declined 14% from 2021 levels due to lower fuel consumption as a direct result of electrification of water facilities
Given the challenging nature of the strategic objectives and the 2023 actual results, the Compensation Committee scored the strategic objectives at 125% of target.
Based on the achievement of all three metrics, bonuses were earned at 151.1% of target for each of the Named Executive Officers, as outlined below:
Named Executive Officer	Actual Bonus for 2023
Tyler Glover	$1,412,785
Chris Steddum	$679,950
Micheal W. Dobbs	$475,965
As part of its ongoing evaluation of the annual incentive program and after considering feedback from stockholders, the Compensation Committee determined to reduce the weight of Adjusted EBITDA margin in the calculation of the annual cash bonuses our executive officers are eligible to receive for 2024. As a result, the weighting of the metrics used for purposes of the 2024 annual incentive plan was adjusted as follows:
Metric	2023 Weight	2024 Weight
Adjusted EBITDA Margin	37.5%	25%
FCF per Fully Diluted Share	37.5%	50%
Strategic Objectives	25%	25%
2023 Long-Term Incentive Program
As part of the program redesign in 2022, the Compensation Committee implemented a long-term incentive program for key employees of TPL, including Named Executive Officers. The goals of the long-term incentive program include:
•
Align executives’ financial interests with stockholders.

•
Tie executive compensation with long-term performance.

•
Create a retention incentive through a substantial forfeitable balance with long-term vesting.

•
Provide a competitive compensation program aligned with typical company practices.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
To meet the objectives of the program, the Compensation Committee established a long-term incentive program for the Named Executive Officers that uses a combination of PSUs and RSUs. Each of the primary vehicles is summarized in the table below and described in more detail later in this section.
Vehicle	Weight	Rationale
PSUs Tied to Relative Total Stockholder Return (“RTSR”) against the SPDR S&P Oil & Gas Exploration & Production ETF (“XOP”) Index	25%	Earned if TPL performs well against a broad group of energy companies included in the XOP index. The maximum amount can only be earned if TPL is in the top 10% of this index.
PSUs Tied to Three-Year Cumulative FCF per Fully Diluted Share	25%	Earned if TPL meets pre-established goals for generating FCF over the three-year performance period. Generating FCF enables greater returns to stockholders in the form of dividends and share repurchases.
Time-Based Restricted Stock Units (RSUs)	50%	Increases alignment between executives’ interests and stockholders through share ownership of our executive team. Encourages continuity of the management team due to long-term (three-year) vesting provisions.
Performance Share Units (PSUs)
PSUs made up 50% of our Named Executive Officers’ long-term incentive compensation for 2023. The Compensation Committee believes that PSUs create alignment between our executive officers and our long-term performance as measured by RTSR against a broad energy industry index (50% of PSUs) and the generation of free cash flow per fully diluted share over a three-year period (50% of PSUs). These awards vest, if at all, at the end of a three-year performance period.
The PSUs tied to RTSR (the “RTSR PSUs”) are intended to measure the performance of TPL’s stock against a broad set of energy industry companies included in the XOP index. Measuring RTSR against this group helps mitigate the impact of commodity price swings on the other measurements of our performance. While TPL does not have any direct peers, the broad XOP index comprises many of our customers and other companies that are similarly impacted by fluctuations in commodity prices.
The RTSR PSUs can be earned between 0% and 200% of the target number of shares based on our RTSR percentile ranking against the constituents of the XOP index as follows:
Percentile Rank	Shares Earned as a % of Target(1)
90th or above	200%
70th	150%
50th	100%
25th	25%
< 25th	—%

(1)
Payouts are interpolated between the points in the table.

RTSR is measured using an average closing price at the beginning and end of the performance period. In the case of the 2023 awards, the average closing price over the month of January 2026 will be compared against the average closing price over the month of January 2023, assuming reinvestment of dividends from February 1, 2023 to January 31, 2026.
The remaining 50% of PSUs (the “FCF PSUs”) measure our cumulative FCF per diluted share against our initial targets over a three-year period. If the Company is able to outperform and generate greater FCF, it will help enable an increase in returns to stockholders through dividends and share repurchases. By measuring FCF on a per share basis, it requires our management team to ensure any dilution to our stockholders results in sufficiently greater FCF on an absolute basis.

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The FCF PSUs can be earned between 0% and 200% of the target number of shares based on cumulative FCF per diluted share as follows(1):
Performance Level	Cumulative 3 Year FCF/Diluted Share	Shares Earned as a % of Target(2)
Maximum	$65.00/Share	200%
Target	$51.67/Share	100%
Threshold	$38.33/Share	25%
Below Threshold	<$38.33/Share	—%

(1)
All share and share price amounts reflect the three-for-one stock split effected March 26,2024.

(2)
Payouts are interpolated between the points in the table.

Restricted Stock Units (RSUs)
RSUs made up the other 50% of our Named Executive Officers’ long-term incentive compensation for 2023. Regular grants of RSUs are intended to help build an ownership stake in TPL, thereby further aligning the interests of executives with the interests of TPL stockholders. The RSUs serve as a retention tool by creating a substantial forfeitable stake in the Company. The RSUs vest based on continued service to TPL in one-third increments per year, beginning on the first anniversary of the grant date.
2023 Long-Term Incentive Grants
In early 2023, the Compensation Committee established target long-term incentive grant levels for each of its Named Executive Officers based on a review of market data from the Reference Group and consideration of other factors such as experience and expertise, individual and company performance, and potential competitive opportunities for each of our Named Executive Officers. The target long-term incentive grant levels were established as a percentage of salary and converted into a number of units based on the stock price on the grant date. The February 2023 awards are summarized in the table below(1):
Name	Base Salary	Target LTI as % of Base Salary	Target LTI Dollar Amount(2)	Number of PSUs (at Target)	Number of RSUs
Tyler Glover	$850,000	400%	$3,400,000	2,652	2,652
Chris Steddum	$500,000	325%	$1,625,000	1,272	1,269
Micheal W. Dobbs	$420,000	250%	$1,050,000	822	819

(1)
All share amounts reflect the three-for-one stock split effected on March 26, 2024.

(2)
The Target LTI Dollar Amount does not match the accounting values in the Summary Compensation Table as the accounting value of the RTSR PSUs is based on a Monte Carlo valuation.

Other Compensation
TPL’s Named Executive Officers are eligible to participate in the same benefit programs as are available to all TPL employees generally. These programs include both a qualified defined benefit pension plan and a qualified defined contribution retirement plan. These plans are designed to assist employees in planning for their retirement. There are no supplemental non-qualified programs that are maintained solely for the benefit of our executives.
TPL also provides certain executive officers with minimal perquisites, including an automobile allowance.
Other Governance Features
Stock Ownership Guidelines
The Company believes that it is in the best interests of our stockholders for our executive officers, including our Named Executive Officers, to maintain a significant ownership position in TPL to create substantial alignment between our senior management and our stockholders. Therefore, we have established stock ownership guidelines applicable to all of our

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
executive officers. The ownership guidelines require each of our executive officers to hold shares of Common Stock with an aggregate value of at least a specified multiple of base salary as follows:
•
Chief Executive Officer — 5x base salary

•
Other Named Executive Officers — 2x base salary

•
Other Executive Officers — 1x base salary

Shares counting towards the guideline include TPL shares held outright and unvested time-based restricted shares. PSUs and RSUs do not count until earned. Until and unless each officer has achieved the desired ownership level, he or she is required to retain at least 50% of the after-tax shares received upon vesting of equity awards.
Employment Agreements
The Company has entered into an employment agreement with each Named Executive Officer following approval from the Compensation Committee. These employment agreements provide for minimum levels of compensation and provide severance protections for the officer upon a termination of employment without Cause or for Good Reason (each as defined in the applicable agreement). These agreements help match competitive practices and also include certain restrictive covenants designed to protect the Company. The provisions of these agreements are summarized under the section titled “Employment Agreements” below.
Accounting and Tax Considerations
In setting the components of our executive compensation program, the Compensation Committee considers the impact of the following tax and accounting provisions:
•
Code Section 162(m).   Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction by public companies for compensation over $1 million paid individually to covered employees, as defined in the Code. Tax deductibility is only one factor considered by the Compensation Committee in making compensation decisions that are in the best interest of TPL and our stockholders.

•
Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC Topic 718”).   ASC Topic 718 requires a public company to measure the cost of employee services received in exchange for an award of equity based on the grant date fair value of the award. Our equity awards to the Named Executives Officers (and to our other employees) are structured in a manner that is intended to maintain the appropriate accounting treatment.

•
Code Section 409A.   Section 409A of the Code provides that deferrals of compensation under a nonqualified deferred compensation plan or arrangement are to be included in an individual’s current gross income to the extent that such deferrals are not subject to a substantial risk of forfeiture and have not previously been included in the individual’s gross income, unless certain requirements are met. We structure our stock plans, change of control agreements, severance plans and agreements and other incentive plans and agreements, each to the extent they are subject to Section 409A, to be in compliance with Section 409A.

•
Code Sections 280G and 4999.   The change of control benefits in our Named Executive Officers’ employment agreements provide that, upon a change of control, we will either (i) reduce the amount of severance benefits otherwise payable to the executive officer so that such severance benefits will not be subject to excise tax for purposes Sections 280G and 4999 of the Code or (ii) pay the full amount of severance benefits to the executive officer (but with no tax “gross-up”), whichever produces the better after-tax result for the executive officer (often referred to as the “best-of-net” approach).

Risk Assessment
The Compensation Committee has reviewed the relationship between our risk management policies and compensation policies and practices and concluded that we do not have any compensation policies or practices that expose us to risks that are reasonably likely to have a material adverse effect on TPL.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Other Compensation-Related Policies
We have an Insider Trading Policy that sets forth terms, conditions, timing, limitations, and prohibitions with respect to trading in the Company’s securities. The Insider Trading Policy also generally prohibits executive officers, among others, from hedging, including engaging in publicly traded options, puts, calls, or other derivative instruments relating to the Company’s securities, or selling the Company’s securities “short.” The Insider Trading Policy also requires that such persons obtain pre-approval from the Company’s General Counsel for all pledges, and the deposit in margin accounts, of the Company’s securities. The Insider Trading Policy is discussed further under “Insider Trading Policy; Anti-Hedging Policy” above.
We have adopted a Clawback Policy in accordance with SEC rules and NYSE listing standards that requires covered executives to reimburse the Company, or forfeit, any excess incentive compensation received by them during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The Clawback Policy is discussed further under “Clawback Policy” above.
Compensation Committee Report
The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and based on such review and discussion, recommended that it be included in this Proxy Statement.
Respectfully submitted,
The Compensation Committee of the Board of Directors
Barbara J. Duganier, Chair
Donald G. Cook
Karl F. Kurz
Robert Roosa

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Named Executive Officers:
Name and Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)(6)	Total
Tyler Glover President and Chief Executive Officer	2023	$850,000	$—	$3,771,255(9)	$1,412,785	$40,477	$34,200	$6,108,717
	2022	$850,000	$—	$3,766,469	$1,636,250	$—	$32,700	$6,285,419
	2021	$850,000	$2,550,000	$1,500,848	$—	$37,183	$31,800	$4,969,831
Chris Steddum Chief Financial Officer(7)	2023	$500,000	$—	$1,806,913(9)	$679,950	$26,724	$19,800	$3,033,387
	2022	$475,000	$—	$1,554,798	$748,125	$—	$18,300	$2,796,223
	2021	$464,769	$1,068,750	$900,008	$—	$32,017	$17,400	$2,482,944
Micheal W. Dobbs Senior Vice President, Secretary and General Counsel(8)	2023	$420,000	$—	$1,166,994(9)	$475,965	$31,869	$19,800	$2,114,628
	2022	$400,000	$—	$957,084	$525,000	$24,285	$18,000	$1,924,369
	2021	$400,000	$600,000	$500,700	$—	$—	$12,000	$1,512,700

(1)
Represents the bonus amount approved by the Compensation Committee, with respect to all Named Executive Officers for 2021. Bonuses for 2021 were accrued as of December 31, 2021 and were paid before March 15, 2022. Mr. Steddum’s 2021 bonus amount includes a $50,000 promotion bonus that was paid during 2021.

(2)
Amounts reflect rounding up to full shares upon conversion of approved dollar-denominated awards. The amounts presented in this column do not reflect compensation actually received by the Named Executive Officers. Rather, the amounts represent the aggregate grant date fair value of RSUs and PSUs granted to the Named Executive Officers in each year reported, in each case computed in accordance with ASC Topic 718, excluding the effect of any estimated forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 8, “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Item 8. “Financial Statements and Supplementary Data.”

(3)
Amounts consist of cash bonuses approved by the Compensation Committee, with respect to all Named Executive Officers for the respective year. Bonuses were accrued as of December 31 of each respective year and paid and/or expected to be paid on or before March 15 of the following year.

(4)
Represents the aggregate change in the actuarial present value of the Named Executive Officer’s accumulated benefit under TPL’s qualified defined benefit pension plan over the prior year. For further information regarding TPL’s pension plan, see Note 7, “Pension and Other Postretirement Benefits” in our consolidated financial statements included in the Annual Report in Item 8. “Financial Statements and Supplementary Data.” The reported amounts for 2023 reflect the aggregate change in the actuarial present value for accumulated benefits from December 31, 2022 to December 31, 2023. For 2022, the actuarial present value of accumulated benefits decreased by $122,716 for Mr. Glover and decreased by $7,421 for Mr. Steddum, and as amounts are negative, are reported as zero in the table.

(5)
The amount presented includes contributions by TPL to the account of the Named Executive Officer under the Company’s qualified defined contribution retirement plan.

(6)
The aggregate value of the perquisites and other personal benefits, if any, received by the Named Executive Officers for all years presented have not been reflected in the table because the amount was below the SEC’s $10,000 threshold for disclosure except for Mr. Glover, whose perquisites consisted of $14,400 in automobile allowance for each of 2023, 2022, and 2021.

(7)
Mr. Steddum became Chief Financial Officer effective June 1, 2021.

(8)
Mr. Dobbs joined TPL as Senior Vice President and General Counsel effective August 3, 2020. Mr. Dobbs became eligible for TPL’s defined benefit plan on January 1, 2022.

(9)
Represents the aggregate grant date fair value of PSUs and RSUs granted to the Named Executive Officer in February 2023. The reported grant date fair value of PSUs granted to the Named Executive Officers is based on the probable outcome of the performance conditions. The maximum grant date fair value of stock awards granted to Mr. Glover, Mr. Steddum and Mr. Dobbs, assuming achievement of the highest level of performance conditions for the PSUs, is $4,621,566, $2,214,754 and $1,430,552, respectively.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Grants of Plan Based Awards
The following table sets forth certain information concerning equity awards granted to our Named Executive Officers during the Last Fiscal Year(1):
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (in units)(1)(2)	Target (in units)(1)(2)	Maximum (in units)(1)(2)
Tyler Glover
	Bonus(5)		$467,500	$935,000	$1,870,000
	RTSR PSU	February 10, 2023				332	1,326	2,652		$1,220,322
	FCF PSU	February 10, 2023				332	1,326	2,652		$850,311
	RSU	February 10, 2023							2,652	$1,700,622
Chris Steddum
	Bonus(5)		$225,000	$450,000	$900,000
	RTSR PSU	February 10, 2023				159	636	1,272		$585,313
	FCF PSU	February 10, 2023				159	636	1,272		$407,841
	RSU	February 10, 2023							1,269	$813,759
Micheal W. Dobbs
	Bonus(5)		$157,500	$315,000	$630,000
	RTSR PSU	February 10, 2023				103	411	822		$378,245
	FCF PSU	February 10, 2023				103	411	822		$263,558
	RSU	February 10, 2023							819	$525,192

(1)
All share and share price amounts reflect the three-for-one stock split affected March 26, 2024.

(2)
These PSUs will vest three years after grant if certain performance metrics are met. For further discussion of performance metrics, see the section titled “2023 Long-Term Incentive Program” in the Compensation Discussion and Analysis section of this Proxy Statement and Note 8 “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Item 8. “Financial Statements and Supplementary Data.”

(3)
These RSUs will vest in one-third increments over a three-year period, beginning on the first anniversary of the grant date. For further discussion, see the section titled “2023 Long-Term Incentive Program” in the Compensation Discussion and Analysis section of this Proxy Statement and Note 8 “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Item 8. “Financial Statements and Supplementary Data.”

(4)
Represents the grant date fair value of each equity award computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For RSUs and FCF PSUs, grant date fair value is based upon the closing stock price on the grant date. For RTSR PSUs, grant date fair value is determined using a Monte Carlo simulation model. Grant date fair value reflected in the table is based upon target units for both FCF PSUs and RTSR PSUs. A discussion of the assumptions used in the calculation of these amounts is included in Note 8, “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Item 8. “Financial Statements and Supplementary Data.”

(5)
The amounts presented in this row represent possible payout amounts under the annual incentive program based on the achievement of the performance goals described above in “2023 Compensation Program — 2023 Annual (Short-Term) Incentive Program Summary.” See the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table for actual amounts paid to each Named Executive Officer for the 2023 performance period.

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Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information concerning outstanding equity awards of our Named Executive Officers at the end of the Last Fiscal Year. All outstanding stock awards reported in this table represent RSUs and PSUs that vest as described in the footnotes to the table. At the end of the Last Fiscal Year, no options or stock appreciation rights awards had been granted under TPL’s long term incentive plan(1).
	Outstanding Equity Awards at December 31, 2023
	Stock Awards
Name	Award Type	Number of Shares or Units of Stock that have Not Vested (#)(2)	Market Value of Shares or Units of Stock that have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($)(4)
Tyler Glover
	RSU	5,154	$2,701,469
	RTSR PSU			3,201(5)	$1,677,804
	FCF PSU			5,076(6)	$2,660,585
Chris Steddum
	RSU	2,301	$1,206,069
	RTSR PSU			1,410(5)	$739,052
	FCF PSU			2,184(6)	$1,144,744
Micheal W. Dobbs
	RSU	1,455	$762,638
	RTSR PSU			888(5)	$465,445
	FCF PSU			1,365(6)	$715,465

(1)
All share and share price amounts reflect the three-for-one stock split effected March 26, 2024.

(2)
Vesting of RSUs occurred or will occur as follows:

	February 10, 2024	February 11, 2024	February 10, 2025	February 11, 2025	February 10, 2026
Tyler Glover	882	1,248	882	1,254	888
Chris Steddum	423	516	423	516	423
Micheal W. Dobbs	273	315	273	321	273

(3)
The market value for RSUs is calculated based upon the closing price of our Common Stock of $524.15 per share (post-split) as of December 29, 2023, the last trading day of the Last Fiscal Year.

(4)
The market value for RTSR PSUs and FCF PSUs is calculated based upon the closing price of our Common Stock of $524.15 per share (post-split) as of December 29, 2023, the last trading day of the Last Fiscal Year.

(5)
For RTSR PSUs, the numbers presented above represent the number of target units. For further discussion of performance metrics, see “2023 Compensation Program” above. With respect to the RTSR PSUs granted to Messrs. Glover, Steddum and Dobbs on February 11, 2022, 1,875, 774 and 477 RTSR PSUs, respectively, will vest on February 11, 2025, assuming the target level of performance is achieved. With respect to the RTSR PSUs granted to Messrs. Glover, Steddum and Dobbs on February 10, 2023, 1,326, 636 and 411 RTSR PSUs, respectively, will vest on February 10, 2026, assuming the target level of performance is achieved.

(6)
For FCF PSUs granted on February 11, 2022, numbers presented represent maximum number of units based upon probability analysis as of December 31, 2023. For FCF PSUs granted on February 10, 2023, numbers presented represent target number of units based upon probability analysis as of December 31, 2023. For further discussion of performance metrics, see “2023 Compensation Program” above. With respect to the FCF PSUs granted to Messrs. Glover, Steddum and Dobbs on February 11, 2022, 1,875, 774 and 477 FCF PSUs, respectively, will vest on February 11, 2025, assuming the maximum level of performance is achieved. With respect to the FCF PSUs granted to Messrs. Glover, Steddum and Dobbs on February 10, 2023, 1,326, 636 and 411 FCF PSUs, respectively, will vest on February 10, 2026, assuming the target level of performance is achieved.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Stock Awards Vested
The following table presents information concerning the vesting of stock, consisting of shares of restricted stock and RSUs, for our Named Executive Officers during the Last Fiscal Year(1):
	Stock Awards Vested During Year Ended December 31, 2023
Name	Award Type	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Tyler Glover
	RSA	1,440	$754,776
	RSU	1,248	$800,292
Chris Steddum
	RSA	864	$452,866
	RSU	516	$330,890
Micheal W. Dobbs
	RSA	480	$251,592
	RSU	315	$201,997

(1)
All share and share price amounts reflect the three-for-one stock split effected March 26, 2024. Amounts presented represent the gross number of shares acquired and value received upon the vesting of shares of restricted stock and RSUs, without reduction for the number of shares withheld to pay applicable withholding taxes.

(2)
The value realized on vesting is based on the closing market price of our Common Stock on the applicable vesting date.

Pay Ratio Disclosure
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our Chief Executive Officer during 2023, Mr. Glover. For purposes of calculating the 2023 ratio of the total annual compensation of the median employee to the total annual compensation of the Chief Executive Officer, we identified and calculated the elements of the median employee’s compensation using the same methodology reflected in the “Summary Compensation Table” included elsewhere in this Proxy Statement. We used December 31, 2023 as the measurement date for identifying the median employee. Base salary amounts were annualized for any employee who had less than a full year of service during 2023. Total compensation for Mr. Glover, the Chief Executive Officer, was determined to be $6,108,717 and was approximately 40 times the total annual compensation of our median employee of $152,405. For purposes of this calculation, the Company had 99 employees, excluding the Chief Executive Officer.
Employment Agreements
Mr. Glover
On October 13, 2023, the Company entered into an amended and restated employment agreement with Mr. Glover, its President and Chief Executive Officer (the “Glover Agreement”). The Glover Agreement became effective as of October 13, 2023 and replaced and superseded the Company’s prior employment agreement with Mr. Glover that became effective on January 1, 2022 (“Prior Glover Agreement”).
The term of the Glover Agreement ends on December 31, 2026, with automatic one (1) year extensions unless notice not to renew is given at least 120 days prior to the relevant end date.
Under the Glover Agreement, Mr. Glover receives a base salary of $850,000 per annum, subject to annual review, and is eligible for an annual cash bonus (“Bonus”) with a target value of at least 100% of such base salary for achievement of specified performance targets. Mr. Glover is also eligible to receive annual long-term incentive awards under the Company’s 2021 Plan (“LTI Awards”) as determined by the Board or Compensation Committee, the target amount of which, when added to Mr. Glover’s target Bonus for the year, will be at least 300% of his base salary for the relevant year. Prior to the effective date of the Glover Agreement, in accordance with the terms of the Prior Glover Agreement,

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Mr. Glover was entitled to a base salary of $850,000, a Bonus with a target value of at least 100% of base salary, and LTI Awards, the target amount of which, when added to the target Bonus, would be at least 300% of base salary.
The Glover Agreement provides for payment of severance benefits if Mr. Glover’s employment is terminated by the Company without cause or by Mr. Glover for good reason, provided that Mr. Glover executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination, (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Glover and his dependents, and (v) an amount equal to two times the greater of (A) the average of his base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Glover’s employment is terminated by the Company without cause or by Mr. Glover for good reason within 24 months following a change in control of the Company as defined in the Glover Agreement, then, in lieu of the amount specified in clause (v) of the preceding sentence, Mr. Glover will be entitled to an amount (“Glover CIC Severance Amount”) equal to 2.99 times the greater of (a) the average of his base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. In addition, Mr. Glover will be entitled to (x) a payment equal to the value of his restrictive covenants, which payment shall offset an equal amount of the Glover CIC Severance Amount; (y) 12 months of outplacement services paid for by the Company (not to exceed $30,000); and (z) 12 months of financial planning services paid for by the Company (not to exceed $30,000). If Mr. Glover’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Glover will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.
The Glover Agreement provides that Mr. Glover is entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.
The Glover Agreement contains restrictive covenants prohibiting Mr. Glover from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.
Mr. Steddum
On October 13, 2023, the Company entered into an amended and restated employment agreement with Mr. Steddum, its Chief Financial Officer (the “Steddum Agreement”). The Steddum Agreement became effective as of October 13, 2023 and replaced and superseded the Company’s prior employment agreement with Mr. Steddum that became effective on January 1, 2022.
The term of the Steddum Agreement ends on December 31, 2026, with automatic one (1) year extensions unless notice not to renew is given at least 120 days prior to the relevant end date.
Under the Steddum Agreement, Mr. Steddum receives (and prior to the effective date of the Steddum Agreement, Mr. Steddum received) a base salary of $500,000 per annum, subject to annual review, and is eligible for an annual cash Bonus with a target value of up to at least 90% of such base salary for achievement of specified performance targets. Mr. Steddum is (and prior to the effective date of the Steddum Agreement was) also eligible to receive annual LTI Awards as determined by the Board or the Compensation Committee, the target amount of which, when added to Mr. Steddum’s target Bonus for the year, will be at least 225% of his base salary for the relevant year.
The Steddum Agreement provides for payment of severance benefits if Mr. Steddum’s employment is terminated by the Company without cause or by Mr. Steddum for good reason, provided that Mr. Steddum executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination, (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Steddum and his dependents, and (v) an amount equal to two times the greater of (A) the average of his base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Steddum’s employment is terminated by the Company without cause or by Mr. Steddum for good reason within 24 months following a change in control of the Company as defined in the Steddum Agreement, then, in lieu of the amount specified in clause (v) of the preceding sentence,

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Mr. Steddum will be entitled to an amount (“Steddum CIC Severance Amount”) equal to 2.99 times the greater of (a) the average of his base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. In addition, Mr. Steddum will be entitled to (x) a payment equal to the value of his restrictive covenants, which payment shall offset an equal amount of the Steddum CIC Severance Amount; (y) 12 months of outplacement services paid for by the Company (not to exceed $30,000); and (z) 12 months of financial planning services paid for by the Company (not to exceed $30,000). If Mr. Steddum’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Steddum will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.
The Steddum Agreement provides that Mr. Steddum is entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.
The Steddum Agreement contains restrictive covenants prohibiting Mr. Steddum from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.
Mr. Dobbs
On October 13, 2023, the Company entered into an amended and restated employment agreement with Mr. Dobbs, its Senior Vice President, Secretary and General Counsel (the “Dobbs Agreement”). The Dobbs Agreement became effective as of October 13, 2023 and replaced and superseded the Company’s prior employment agreement with Mr. Dobbs that became effective on January 1, 2022.
The term of the Dobbs Agreement ends on December 31, 2026, with automatic one (1) year extensions unless notice not to renew is given at least 120 days prior to the relevant end date.
Under the Dobbs Agreement, Mr. Dobbs receives (and prior to the effective date of the Dobbs Agreement, Mr. Dobbs received) a base salary of $420,000 per annum, subject to annual review, and is eligible for an annual cash Bonus with a target value of at least 75% of such base salary for achievement of specified performance targets. Mr. Dobbs is (and prior to the effective date of the Dobbs Agreement was) also eligible to receive annual LTI Awards as determined by the Board or Compensation Committee, the target amount of which, when added to Mr. Dobbs’s target Bonus for the year, will be at least 175% of his base salary for the relevant year.
The Dobbs Agreement provides for payment of severance benefits if Mr. Dobbs’s employment is terminated by the Company without cause or by Mr. Dobbs for good reason, provided that Mr. Dobbs executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination, (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Dobbs and his dependents, and (v) an amount equal to two times the greater of (A) the average of his base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Dobbs’s employment is terminated by the Company without cause or by Mr. Dobbs for good reason within 24 months following a change in control of the Company as defined in the Dobbs Agreement, then, in lieu of the amount specified in clause (v) of the preceding sentence, Mr. Dobbs will be entitled to an amount (“Dobbs CIC Severance Amount”) equal to 2.99 times the greater of (a) the average of his base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. In addition, Mr. Dobbs will be entitled to (x) a payment equal to the value of his restrictive covenants, which payment shall offset an equal amount of the Dobbs CIC Severance Amount; (y) 12 months of outplacement services paid for by the Company (not to exceed $30,000); and (z) 12 months of financial planning services paid for by the Company (not to exceed $30,000). If Mr. Dobbs’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Dobbs will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.
The Dobbs Agreement provides that Mr. Dobbs is entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

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The Dobbs Agreement contains restrictive covenants prohibiting Mr. Dobbs from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.
The Glover Agreement, the Steddum Agreement and the Dobbs Agreement each provide that we will either (i) reduce the amount of severance benefits otherwise payable to the executive officer under the applicable agreement so that such severance benefits will not be subject to excise tax for purposes Sections 280G and 4999 of the Code or (ii) pay the full amount of severance benefits payable to the executive officer under the applicable employment agreement (but with no tax “gross-up”), whichever produces the better after-tax result for the executive officer.
Potential Payments upon Termination or Change in Control
The table below presents the estimated value of payments and benefits that each Named Executive Officer would have been entitled to receive if the specified triggering event had occurred on December 31, 2023. Amounts presented for the vesting of equity awards are calculated based on the closing price of our Common Stock on the NYSE on December 29, 2023, which was $524.15 per share (post-split).
Name	Benefit	Death/ Disability ($)	Change in Control ($)	Termination without Cause or by NEO for Good Reason within 24 Months of a Change in Control ($)	Termination without Cause or by NEO for Good Reason ($)
Tyler Glover
	Cash severance payment(1)	$—	$—	$8,121,872(2)	$5,432,690(3)
	Annual incentive plan bonus unpaid at end of year	1,412,785(4)	—	1,412,785(4)	1,412,785(4)
	Continuation of benefits	—	—	49,723(5)	49,723(5)
	Vesting of 2022 RSUs(6)	1,348,953	—(7)	1,348,953(7)	1,348,953
	Vesting of 2022 PSUs	2,021,813(8)	1,235,732(9)	786,081(8)(10)	2,021,813(8)
	Vesting of 2023 RSUs(6)	1,401,538	—(7)	1,401,538(7)	1,401,538
	Vesting of 2023 PSUs	1,401,538(8)	390,021(9)	1,011,517(8)(10)	1,401,538(8)
	Other	—	—	60,000(11)	—
	Total	$7,586,627	$1,625,754	$14,192,469	$13,069,040
Chris Steddum
	Cash severance payment(1)	$—	$—	3,873,639(2)	$2,591,063(3)
	Annual incentive plan bonus unpaid at end of year	679,950(4)	—	679,950(4)	679,950(4)
	Continuation of benefits	—	—	49,723(5)	49,723(5)
	Vesting of 2022 RSUs(6)	556,403	—(7)	556,403(7)	556,403
	Vesting of 2022 PSUs	834,604(8)	510,036(9)	324,568(8)(10)	834,604(8)
	Vesting of 2023 RSUs(6)	670,645	—(7)	670,645(7)	670,645
	Vesting of 2023 PSUs	672,231(8)	187,083(9)	485,148(8)(10)	672,231(8)
	Other	—	—	60,000(11)	—
	Total	$3,413,833	$697,119	$6,700,076	$6,054,619

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Name	Benefit	Death/ Disability ($)	Change in Control ($)	Termination without Cause or by NEO for Good Reason within 24 Months of a Change in Control ($)	Termination without Cause or by NEO for Good Reason ($)
Micheal W. Dobbs
	Cash severance payment(1)	$—	$—	2,811,562(2)	$1,880,643(3)
	Annual incentive plan bonus unpaid at end of year	475,965(4)	—	475,965(4)	475,965(4)
	Continuation of benefits	—	—	49,723(5)	49,723(5)
	Vesting of 2022 RSUs(6)	342,899	—(7)	342,899(7)	342,899
	Vesting of 2022 PSUs	514,349(8)	314,864(9)	199,486(8)(10)	514,349(8)
	Vesting of 2023 RSUs(6)	432,828	—(7)	432,828(7)	432,828
	Vesting of 2023 PSUs	434,413(8)	121,551(9)	312,862(8)(10)	434,413(8)
	Other	—	—	60,000(11)	—
	Total	$2,200,454	$436,415	$4,685,325	$4,130,820

(1)
The amount presented assumes that the Named Executive Officer did not have any accrued but unused vacation as of December 31, 2023.

(2)
Assumes that, in connection with the change in control, the Named Executive Officer’s employment is terminated by the Company without cause or by the Named Executive Officer for good reason within a 24-month period following a change in control. The amount presented represents a severance payment equal to 2.99 times the three-year average of each Named Executive Officer’s base salary and annual bonus for 2021 through 2023.

(3)
The amount presented represents a severance payment equal to two times the three-year average of the Named Executive Officer’s base salary and annual bonus for 2021 through 2023.

(4)
Calculated based on the amount of bonus the Named Executive Officer would have been entitled to receive under the annual incentive plan based on the Company’s actual performance during the 2023 performance period, which is the same bonus amount actually paid to such Named Executive Officer for 2023 and reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(5)
The amount presented represents the aggregate amount payable for continuation of health, dental and vision insurance benefits for 18 months following the date of termination of employment, per the terms of the Glover Agreement, the Steddum Agreement and the Dobbs Agreement, as applicable.

(6)
The applicable RSU award agreements provide that unvested RSUs will vest in full upon the Named Executive Officer’s death, disability, termination by the Company without cause (including following a change in control, assuming the award remains in effect) or termination by the Named Executive Officer for good reason (including following a change in control, assuming the award remains in effect). The applicable RSU award agreements also provide that, in the event of a change in control, any replacement award shall provide that if the Named Executive Officer is terminated by the Company without cause or for good reason, any unvested RSUs shall become immediately vested at the time of the termination. If no replacement award is granted in connection with a change in control and the Common Stock ceases to be publicly traded after the change in control, any unvested RSUs shall become immediately vested upon the change in control. The amounts presented include accrued but unpaid dividends on the RSUs.

(7)
The amount presented assumes that, in connection with the change in control, no replacement awards are granted, the applicable RSU award agreements remain in effect and the Common Stock continues to be publicly traded.

(8)
The applicable PSU award agreements provide that upon the Named Executive Officer’s death, disability, termination by the Company without cause or termination by the Named Executive Officer for good reason, the PSUs shall remain outstanding and eligible for vesting based on the actual achievement of the applicable performance goals. The amount presented assumes the target level of achievement for the applicable performance period and includes accrued but unpaid dividends on the PSUs.

(9)
The applicable PSU award agreements provide that upon a change in control, a pro-rata number of PSUs will be immediately earned, vested and paid based on (i) for FCF PSUs, target level of achievement for the applicable performance period and (ii) for RTSR PSUs, the higher of (a) actual performance as of the date of the change in control and (b) achievement of an RTSR relative to

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reference group at the 50th percentile. The amount presented with respect to RTSR PSUs is based on achievement of an RTSR relative to the reference group at the 50th percentile, which was the target performance level as of December 31, 2023. The amount presented includes accrued but unpaid dividends on the PSUs.
(10)
The amount presented assumes that a pro-rata number of the Named Executive Officer’s PSUs had already been earned, vested and paid in connection with the change in control prior to the Named Executive Officer’s termination as described in footnote 9 above.

(11)
The amount presented represents the maximum reimbursable amount for outplacement and financial planning services costs under the Glover Agreement, the Steddum Agreement and the Dobbs Agreement, as applicable.

Pension Benefits
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Tyler Glover	Restated Texas Pacific Land Corporation Employees’ Pension Plan	11.0	$170,455	$—
Chris Steddum	Restated Texas Pacific Land Corporation Employees’ Pension Plan	3.5	$68,543	$—
Micheal W. Dobbs	Restated Texas Pacific Land Corporation Employees’ Pension Plan	2.0	$56,154	$—
The Restated Texas Pacific Land Corporation Employees’ Pension Plan (the “Pension Plan”) is a noncontributory defined benefit pension plan qualified under Section 401 of the Code in which the employees participate. The remuneration covered by the Pension Plan is salary, subject to applicable limits prescribed by the Internal Revenue Service. The Pension Plan provides a normal retirement benefit equal to 1.5% of a participant’s average salary for the last five years prior to retirement for each year of credited service under the Pension Plan. Credited service is earned from the participant’s date of membership in the Pension Plan, which is generally not the participant’s date of hire by the Company. For information concerning the valuation method and material assumptions used in quantifying the present value of the Named Executive Officers’ current accrued benefits, see Note 7, “Pension and Other Postretirement Benefits” of the Notes to Financial Statements incorporated by reference in Item 8. of the Annual Report.
As of December 31, 2023, the annual accrued normal retirement benefits were estimated to be $49,170 for Mr. Glover, $15,881 for Mr. Steddum, and $9,250 for Mr. Dobbs.
The Pension Plan provides for early retirement after 20 years of continuous service with the Company. Early retirement benefits are calculated in the same manner as the normal retirement benefit but are reduced by 1/15 for each of the first five years and 1/30 for each of the next five years that benefits commence prior to normal retirement. If benefits

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commence more than 10 years prior to normal retirement, the early retirement benefit payable at age 55 is reduced actuarially for the period prior to age 55. None of the listed participants are currently eligible for early retirement benefits.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information, as of December 31, 2023, regarding the shares of our Common Stock authorized for issuance under our equity compensation plans(1).
Plan	Number of shares of Common Stock issuable upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares of Common Stock remaining available for future issuance
Texas Pacific Land Corporation 2021 Incentive Plan approved by stockholders	—	—	165,267
Texas Pacific Land Corporation 2021 Director Stock and Deferred Compensation Plan approved by stockholders	—	—	26,379
Equity compensation plans not approved by stockholders	—	—	—

(1)
All share amounts reflect the three-for-one stock split effected March 26, 2024.

2021 Plan
We maintain the 2021 Plan, pursuant to which we may grant to any employee of the Company, an affiliate or a subsidiary nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards and other stock-based awards. The 2021 Plan was approved by our Board on August 11, 2021 and by our stockholders on December 29, 2021, and amended on October 31, 2023, and will expire on December 29, 2031. The maximum aggregate number of shares of Common Stock that may be issued under the 2021 Plan is 225,000 shares (post-split), which may consist, in whole or in part, of authorized and unissued shares (if any), treasury shares, or shares reacquired by the Company in any manner.
Unless otherwise provided in an award agreement, a severance plan sponsored by the Company, or in an applicable employment agreement, or otherwise determined by the Compensation Committee, upon a change in control (as defined in the 2021 Plan) the following shall occur:
•
For awards other than performance awards, a replacement award (that is, an award with a value and terms that are at least as favorable as the outstanding award that is being replaced by the replacement award) may be issued;

•
For awards other than performance awards, if a replacement award is not issued and the Company’s Common Stock ceases to be publicly traded after the change in control, such awards shall be immediately vested and exercisable upon such change in control;

•
For unearned performance awards, the award shall be (i) earned on a pro-rata basis at the higher of actual or target performance and (ii) measured as of the end of the calendar quarter before the change in control date or, if the award is stock-price based, as of the effective date of the change in control;

•
For earned but unvested performance awards, the earned award shall be immediately vested and payable as of the change in control;

•
For awards other than performance awards, if the Company’s Common Stock continues to be publicly traded after change in control, such awards shall continue under their applicable terms, unless otherwise determined by the Compensation Committee.

Notwithstanding the forgoing, in the case of awards other than performance awards, the Compensation Committee may cancel such awards, and the award holders shall receive shares or cash equal to the difference between the amount

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stockholders receive for their shares and the purchase price per share, if any, under the award. Except as may be provided in an employment or severance compensation agreement between the Company and the participant, if, in connection with a change in control, a participant’s payment of any awards will cause the participant to be liable for federal excise tax levied on certain “excess parachute payments,” then either (i) all payments otherwise due or (ii) the reduced payment amount to avoid an excess parachute payment, whichever will provide the participant with the greater after-tax economic benefit taking into account any applicable excise tax, shall be paid to the participant. In no event will any participant be entitled to receive any kind of gross-up payment or reimbursement for any excise taxes payable in connection with change in control payments.
2021 Non-Employee Director Stock and Deferred Compensation Plan
We maintain the Texas Pacific Land Corporation 2021 Non-Employee Director Stock and Deferred Compensation Plan (the “2021 Director Plan”), pursuant to which we may grant shares of Common Stock to each of our non-employee directors and our non-employee directors may defer some or all of their directors’ cash fees and stock compensation. The 2021 Director Plan was approved by our Board on August 11, 2021 and by our stockholders on December 29, 2021, and amended on October 31, 2023, and will expire on December 29, 2031. The 2021 Director Plan provides for annual grants of shares of Common Stock to each non-employee directors. As of October 31, 2023, the share grants are fully vested upon grant, unless the Compensation Committee or Board determines otherwise.
The maximum aggregate number of shares of Common Stock that may be issued under the 2021 Director Plan is 30,000 shares (post-split), and the aggregate fair market value of shares that may be issued to a non-employee director in a calendar year is limited to $500,000. Shares granted under the 2021 Director Plan may consist, in whole or in part, of authorized and unissued shares (if any), treasury shares, or shares reacquired by the Company in any manner.
In light of the October 31, 2023 amendment, which provided for full vesting of shares upon grant, change in control provisions previously in the 2021 Director Plan that no longer served any purpose were deleted.
Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between (i) “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and to our non-PEO Named Executive Officers (“NEOs”) and (ii) certain financial performance of the Company. The data included in the CAP columns does not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to SEC rules. The CAP amount also does not represent amounts that have actually been earned or realized, including with respect to PSUs, RSUs and RSAs. Performance conditions for certain of these equity awards have not yet been satisfied. To this end, information in the following table may not reflect whether compensation actually realized is aligned with performance. The Compensation Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis contained elsewhere in this Proxy Statement.
Pay Versus Performance Table
			Average Summary Comp Table Total for Non- PEO NEOs		Value of Initial Fixed $100 Investment Based on:(4)					Company Selected Performance Measure(5)
Year(1)	Summary Compensation Table Total for PEO	CAP to PEO(2)		Average CAP to Non-PEO NEOs(3)	Total Shareholder Return		Total Shareholder Return Peer Group		Net Income (in thousands)	Adjusted EBITDA (in thousands)
2023	$6,108,717	$1,447,226	$2,574,008	$919,568		$187		$220	$405,645	$541,442
2022	$6,285,419	$12,407,635	$2,360,296	$4,614,097		$277		$212	$446,362	$591,814
2021	$4,969,831	$5,004,081	$1,498,091	$1,529,156		$145		$146	$269,980	$387,980
2020	$3,006,666	$2,982,168	$1,506,222	$1,484,318	$	N/A	$	N/A	$176,049	$239,107

(1)
For 2023 and 2022, our PEO was Tyler Glover and our non-PEO NEOs were Chris Steddum and Micheal Dobbs. For 2021, our PEO was Tyler Glover and our non-PEO NEOs were Robert Packer (who retired effective May 31, 2021), Chris Steddum and Micheal Dobbs. For 2020, our PEO was Tyler Glover and our non-PEO NEOs were Robert Packer, Chris Steddum and Micheal Dobbs.

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(2)
Amounts reported in this column are based on total compensation reported for our PEO in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

		2023	2022	2021	2020
	Total Compensation as reported in the Summary Compensation Table (“SCT”)	$6,108,717	$6,285,419	$4,969,831	$3,006,666
Subtract	Pension values reported in SCT for covered fiscal year	(40,477)	—	(37,183)	(85,166)
Subtract	Fair value of equity awards granted during covered fiscal year	(3,771,255)	(3,766,469)	(1,500,848)	—
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	36,158	72,506	74,886	60,668
Add	Fair value at year end of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year	2,654,572	8,489,088	1,497,395	—
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year — valued on date of vesting	—	—	—	—
Add	Dividends or other earnings paid on stock awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	34,912	23,008	—	—
Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(3,030,040)	525,773	—	—
Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	(545,362)	778,310	—	—
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—
Equals	CAP to PEO	$1,447,226	$12,407,635	$5,004,081	$2,982,168

(3)
Amounts reported in this column are based on the average of the total compensation reported for our non-PEO NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

		2023	2022	2021	2020
	Total Compensation as reported in the SCT	$2,574,008	$2,360,296	$1,498,091	$1,506,222
Subtract	Pension values reported in SCT for covered fiscal year	(29,297)	(12,143)	(16,731)	(43,255)
Subtract	Fair value of equity awards granted during covered fiscal year	(1,486,954)	(1,255,941)	(466,903)	—

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
		2023	2022	2021	2020
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	42,616	71,825	48,870	21,351
Add	Fair value at year end of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year — valued at year-end	1,046,443	2,830,787	465,829	—
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year — valued on date of vesting	—	—	—	—
Add	Dividends or other earnings paid on stock awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	14,512	10,736	—	—
Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(1,010,650)	245,361	—	—
Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	(231,111)	363,176	—	—
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—
Equals	Average CAP to non-PEO NEOs	$919,568	$4,614,097	$1,529,156	$1,484,318

(4)
The total shareholder return represents the cumulative total return from January 11, 2021 (the date of our Corporate Reorganization) through December 31, 2023, 2022 and 2021, respectively. The peer group used is the XOP index.

(5)
In accordance with SEC rules, the Company is required to include in the Pay Versus Performance table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our executive officers to company performance for the most recently completed fiscal year. The Company determined Adjusted EBITDA, which is used as a basis to determine a metric included in our incentive program, meets this requirement and therefore, we have included this performance measure in the Pay Versus Performance table. We define Adjusted EBITDA as earnings before interest expense, taxes, depreciation, depletion and amortization, employee share-based compensation, severance costs and conversion costs related to our corporate reorganization.

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance
The charts below describe the relationship between CAP to our PEO and other non-PEO NEOs (as disclosed in the Pay Versus Performance Table above) and our financial and stock performance for the indicated years.
The following chart compares CAP versus Company Total Shareholder Return (“TSR”) and XOP TSR:

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The following chart compares CAP versus Net Income:
The following chart compares CAP versus Adjusted EBITDA:
Company’s Most Important Financial Performance Measures
The following are the most important financial performance measures, as determined by the Company, that link compensation actually paid to our PEO and non-PEO NEOs to the Company’s performance for the most recently completed fiscal year.
•
Adjusted EBITDA (used as a component of metric for Short-Term Incentive Program)

•
Adjusted EBITDA Margin (used for Short-Term Incentive Program)

Texas Pacific Land Corporation | Proxy Statement	73

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
•
Free Cash Flow per Diluted Share (used for Short-Term Incentive Program)

•
Strategic Objectives including HSE/ESG performance and other operational metrics (used for Short-Term Incentive Program)

•
TSR against the XOP index (used for PSU awards)

•
Cumulative Free Cash Flow per Diluted Share (used for PSU awards)

Directors’ Compensation
The following table sets forth information concerning compensation paid to our non-employee directors during the year ended December 31, 2023. Because Mr. Glover is an employee of the Company, he did not receive additional compensation for his service as a director in 2023. See the Summary Compensation Table included elsewhere in this Proxy Statement for additional information regarding the compensation paid to Mr. Glover.
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Total
John R. Norris III (retired Nov. 2023)(4)	$133,519	$126,588	$260,107
David E. Barry (retired Nov. 2023)(4)	$133,519	$126,588	$260,107
Rhys J. Best	$142,808	$126,588	$269,396
Donald G. Cook	$142,000	$126,588	$268,588
Barbara J. Duganier	$152,000	$126,588	$278,588
Donna E. Epps	$157,000	$126,588	$283,588
Karl F. Kurz	$130,000	$126,588	$256,588
Eric L. Oliver	$115,000	$126,588	$241,588
Robert Roosa(5)	$17,808	$18,051	$35,859
Murray Stahl	$115,000	$126,588	$241,588
Marguerite Woung-Chapman(5)	$17,808	$18,051	$35,859

(1)
From time to time, the Board constitutes ad hoc committees and determines whether any, and if so, how much, compensation is paid for such service. Any such payments made to directors during the year ended December 31, 2023 are reflected in the “Fees Earned or Paid in Cash” column of the table above.

(2)
Amounts shown represent the aggregate grant date fair value of non-employee director equity compensation, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 8 “Share-Based Compensation” in our consolidated financial statements included in the Annual Report in Item 8. “Financial Statements and Supplementary Data.” For purposes of non-employee director equity compensation, we did not issue any fractional shares and, as a result, the aggregate grant date fair value of each director’s award is slightly more than $125,000 (or the applicable prorated amount for directors appointed or elected after January 1).

(3)
As of December 31, 2023, (i) each of Messrs. Best, Kurz, Oliver and Stahl, Gen. Cook and Mses. Duganier and Epps held 54 unvested shares of restricted stock and (ii) each of Messrs. Norris, Barry and Roosa and Ms. Woung-Chapman held no unvested shares of restricted stock.

(4)
Mr. Norris and Mr. Barry retired from the Board effective November 10, 2023.

(5)
Mr. Roosa and Ms. Woung-Chapman joined the Board effective November 10, 2023.

On an annual basis, all non-employee directors receive a base retainer of $230,000, of which $105,000 is paid in cash and $125,000 is paid in shares of restricted stock unless otherwise determined by the Company, valued at the closing price of the Common Stock on the NYSE on the date of grant of January 1 of each year, and vesting on the first anniversary of grant for grants dated prior to October 31, 2023. Commencing October 31, 2023, any shares of restricted stock granted to non-employee directors are immediately vested. In addition, non-employee directors receive the following amounts for additional Board and committee service: $125,000 for Chair of the Board, $10,000 for committee service (per committee), $10,000 for Audit Committee chair, $5,000 for Nominating and Corporate Governance Committee chair, $5,000 for Compensation Committee chair, and $5,000 for Strategic Acquisitions Committee chair. Directors serving in multiple leadership roles receive incremental compensation for each role, including that committee chairs receive both the committee service fee plus the specified amount for chairing such committee. Directors are not expected to receive additional compensation for attending regularly scheduled Board or committee meetings. For directors

74	Texas Pacific Land Corporation | Proxy Statement

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
appointed or elected after January 1 of a given year, the compensation paid to the non-employee directors is prorated based on the number of days of service.
Stock Ownership Guidelines
The Company believes that it is in the best interests of our stockholders for our directors to maintain a significant ownership position in TPL to create substantial alignment with our stockholders. Therefore, we have established stock ownership guidelines applicable to our non-employee directors. The ownership guidelines require each of our non-employee directors to acquire within five (5) years, and hold, shares of Common Stock with an aggregate value of at least five (5) times the base cash retainer. Shares counting towards the guidelines include TPL shares held outright and unvested time-based restricted shares. However, non-employee directors are permitted to sell shares of Common Stock to facilitate tax obligations in connection with the vesting of restricted shares. If a non-employee director falls below the applicable multiple due solely to a decline in the value of shares of Common Stock, such non-employee director will not be required to acquire additional shares to meet the applicable multiple.

Texas Pacific Land Corporation | Proxy Statement	75

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s accounting and financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
The Audit Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including receiving the written disclosures and letter from the independent registered public accounting firm as required by the applicable standards of the PCAOB.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Directors
Donna E. Epps, Chair
Barbara J. Duganier
Eric L. Oliver
Robert Roosa
Marguerite Woung-Chapman

76	Texas Pacific Land Corporation | Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees billed to TPL for professional services rendered by our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), for the years ended December 31, 2023 and 2022:
	Years Ended December 31,
	2023	2022
Type of Fees:
Audit fees	$694,480	$664,164
Audit-related fees	—	—
Tax fees	—	—
All other fees(1)	2,051	4,301
	$696,531	$668,465

(1)
Represents fees associated with Deloitte sponsored educational seminars and accounting research tools.

For the year ended December 31, 2023, the Audit Committee approved all of the services provided by, and fees paid to, Deloitte.
The Audit Committee has established a policy requiring Audit Committee approval of all fees for audit and non-audit services to be provided by TPL’s independent registered public accountants, prior to commencement of such services. Consideration and approval of fees generally occurs at the Audit Committee’s regularly scheduled meetings or, to the extent that such fees may relate to other matters to be considered at special meetings, at those special meetings.

Texas Pacific Land Corporation | Proxy Statement	77

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, the sections titled “Compensation Committee Report” and “Report of the Audit Committee of the Board of Directors” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such sections shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials in this Proxy Statement are for convenience only, and the content and information contained on or connected to our corporate website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.
FORWARD-LOOKING STATEMENTS

Statements in this Proxy Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding management’s expectations, hopes, intentions or strategies regarding the future. Words or phrases such as “expects,” “anticipates,” “could,” “will,” “intends,” “may,” “might,” “plan,” “potential,” “should,” “would,” and “believes” or similar expressions, when used in this Proxy Statement or other filings with the SEC, are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the Company’s future operations and prospects, the markets for real estate in the areas in which the Company owns real estate, applicable zoning regulations, the markets for oil and gas including actions of other oil and gas producers or consortiums worldwide such as the Organization of the Petroleum Exporting Countries and Russia, expected competition, management’s intent, beliefs or current expectations with respect to the Company’s future financial performance and other matters. All forward-looking statements in this Proxy Statement are based on information available to us as of the date this Proxy Statement is filed with the SEC, and we assume no responsibility to update any such forward-looking statements, except as required by law. All forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the factors discussed in Item 1A. “Risk Factors” of Part I of our Annual Report on Form 10-K for the year ended December 31, 2023 and in Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in each case, as updated by our Quarterly Reports on Form 10-Q.
* * * * * * *

78	Texas Pacific Land Corporation | Proxy Statement

Texas Pacific Land Corporation | Proxy Statement	79

APPENDIX A

NON-GAAP PERFORMANCE MEASURES
In addition to amounts presented in accordance with GAAP, we also present certain supplemental non-GAAP performance measures. These measures are not to be considered more relevant or accurate than the measures presented in accordance with GAAP. In compliance with the requirements of the SEC, our non-GAAP financial measures are reconciled to net income, the most directly comparable GAAP financial measure. For all non-GAAP financial measures, neither the SEC nor any other regulatory body has passed judgment on these non-GAAP financial measures.
EBITDA, Adjusted EBITDA and Free Cash Flow
EBITDA is a non-GAAP financial measurement of earnings before interest expense, taxes, depreciation, depletion and amortization. Its purpose is to highlight earnings without finance, taxes, and depreciation, depletion and amortization expense, and its use is limited to specialized analysis. We calculate Adjusted EBITDA as EBITDA excluding employee share-based compensation, severance costs (if any) and certain transaction costs that are not core to our operations (if any). The purpose of presenting Adjusted EBITDA is to highlight earnings without non-cash activity such as share-based compensation and/or other non-recurring or unusual items. We calculate free cash flow as Adjusted EBITDA less current income tax expense and capital expenditures. Its purpose is to provide an additional measure of operating performance. We have presented EBITDA, Adjusted EBITDA and free cash flow because we believe that these metrics are useful supplements to net income in analyzing the Company’s operating performance. Our definitions of EBITDA, Adjusted EBITDA and free cash flow may differ from computations of similarly titled measures of other companies.
The following table presents reconciliations of non-GAAP measures to the most directly comparable measures calculated in accordance with GAAP for the year ended December 31, 2023 (in thousands, except percentages):
Year Ended December 31, 2023
Net income	$405,645
Add:
Income tax expense	111,916
Depreciation, depletion and amortization	14,757
EBITDA	532,318
Add:
Employee share-based compensation	9,124
Severance costs	—
Conversion costs related to corporate reorganization	—
Adjusted EBITDA	541,442
Less:
Current income tax expense	(110,517)
Capital expenditures	(15,431)
Free Cash Flow	$415,494

Texas Pacific Land Corporation | Proxy Statement	A-1

ANNEX A

PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO IMPLEMENT THE RIGHT TO REQUEST A SPECIAL MEETING
If the Company’s stockholders approve Proposal 4, the Company intends to file with the Delaware Secretary of State the documents necessary to amend and restate Section 7.1 of Article VII of the Certificate of Incorporation in its entirety as follows:
SECTION 7.1   Special Meetings.   Subject to the rights of the holders of any series of Preferred Stock then outstanding and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called, at any time for any purpose or purposes, by the Board pursuant to a resolution adopted by the Board. The Board may postpone, reschedule or cancel any special meeting of stockholders previously called by the Board. A special meeting of stockholders shall be called by the Secretary of the Corporation upon written request by one or more stockholders of record, representing stockholders owning beneficially or of record at least 25 percent (25%) of all outstanding shares of common stock of the Corporation, as determined pursuant to the Bylaws, and who otherwise comply with such other requirements and procedures set forth in the Bylaws, as now or hereinafter in effect. The Board may fix the date, time and place, if any, of such special meeting, either within or without the State of Delaware.

A-A-1	Texas Pacific Land Corporation | Proxy Statement

ANNEX B

PROPOSED AMENDMENTS TO THE BYLAWS TO IMPLEMENT THE RIGHT TO REQUEST A SPECIAL MEETING
Section 2.2 of the Bylaws would be amended and restated to read in its entirety as follows:
SECTION 2.2   Special Meetings.
(A)   Unless otherwise required by law or by the Certificate of Incorporation, special meetings of stockholders of the Corporation may be called, at any time for any purpose or purposes, by the Board pursuant to a resolution adopted by the Board. The Board may postpone, reschedule or cancel any special meeting of stockholders previously called by the Board. A special meeting of stockholders shall be called by the Secretary of the Corporation upon the written request by one or more stockholders of record entitled to vote on the matter(s) to be brought before such Stockholder Requested Special Meeting (as defined below), representing stockholders owning beneficially or of record, not less than 25 percent (25%) of the voting power of all outstanding shares of the Corporation’s common stock as of the date of the request (the “Requisite Percentage”) through the date of the meeting; provided, however, that a special meeting requested by one or more stockholders pursuant to this Section 2.2 (a “Stockholder Requested Special Meeting”) shall be called by the Secretary only if the Meeting Requesting Person(s) and Calling Person(s) (each, as defined below) comply with this Section 2.2 and applicable law.
(B)   No business may be transacted at a special meeting of stockholders other than business that is (1) Proposed Business (as defined below) stated in a valid Special Meeting Request (as defined below), (2) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or (3) otherwise properly brought before a special meeting by or at the direction of the Board. For purposes hereof, a “Meeting Requesting Person” shall mean each of the following: (1) the stockholder(s) of record making the request to fix a Requested Record Date (as defined below) for the purpose of determining the stockholders entitled to request that the Secretary call a special meeting, (2) the beneficial owner(s), if different from the stockholder of record, on whose behalf such request is made, and (3) any affiliates of such stockholder(s) of record or beneficial owner(s). No stockholder may request that the Secretary call a special meeting of stockholders pursuant to this Section 2.2 unless a stockholder of record has first submitted a request in writing that the Board fix a record date (a “Requested Record Date”) for the purpose of determining stockholders entitled to request that the Secretary call such special meeting, which request shall be in proper form and timely delivered to the Secretary at the principal executive office of the Corporation. To be in proper form, such request shall: (a) bear the signature(s) and the date of signature(s) by the stockholder(s) of record submitting such request and set forth the name and address of such stockholder(s) as they appear in the Corporation’s books; (b) include a reasonably brief description of the purpose or purposes of the special meeting, the business proposed to be conducted at the special meeting or the individual(s) to be nominated for election as director(s) (the “Proposed Business”) and the reasons for conducting the Proposed Business at the special meeting; and (c) as to each item of Proposed Business, each Meeting Requesting Person and each Stockholder Associated Person (as defined in Section 2.9(C)(2) of these Amended and Restated Bylaws of the Corporation (these “Bylaws”)) but substituting “Meeting Requesting Person” in all places in such definition where reference is made to the stockholder providing notice), include the information required to be set forth in a notice under Section 2.9 of these Bylaws as if the Proposed Business were to be considered at an annual meeting of stockholders, except that for purposes of this Section 2.2, the term “Meeting Requesting Person” shall be substituted for the references to, and requirements of, the stockholder providing notice.
(C)   Within ten (10) Business Days (as defined below) after the Secretary receives a request to fix a Requested Record Date in proper form that is otherwise in compliance with this Section 2.2, the Board may adopt a resolution fixing a Requested Record Date for the purpose of determining the stockholders entitled to request that the Secretary call a Stockholder Requested Special Meeting, which date shall not precede the date upon which the resolution fixing the Requested Record Date is adopted by the Board. Notwithstanding anything in this Section 2.2 to the contrary, no Requested Record Date shall be fixed if the Board determines that the request or requests to call a Stockholder Requested Special Meeting that would otherwise be submitted following such Requested Record Date could not comply with the requirements set forth in this Section 2.2 or applicable law.

Texas Pacific Land Corporation | Proxy Statement	B-1

(D)   Without qualification, a Stockholder Requested Special Meeting shall not be called unless: one or more stockholders owning as of the Requested Record Date the Requisite Percentage timely provide one or more requests to call such special meeting in writing and in proper form to the Secretary at the principal executive office of the Corporation. To be timely for purposes of this Section 2.2(D), a stockholder’s request to call a special meeting must be delivered to the Secretary at the principal executive office of the Corporation not later than the sixtieth (60th) day following the Requested Record Date. To be in proper form for purposes of this Section 2.2, a stockholder request to call a special meeting shall include the signature(s) and the date of each signature by the stockholder(s) holding the Requisite Percentage submitting such request and set forth (1) if such stockholder is a stockholder of record, the name and address of such stockholder as they appear in the Corporation’s books and, if such stockholder is not a stockholder of record, the name and address of such stockholder, (2) a brief description of the Proposed Business, (3) the reasons for conducting the Proposed Business at the special meeting, (4) unless such stockholder is a Solicited Stockholder (as defined below), as to each item of Proposed Business, each Calling Person (as defined below) and each Stockholder Associated Person (as defined in Section 2.9(C)(2) of these Bylaws but substituting “Calling Person” in all places in such definition where reference is made to the stockholder providing notice), the information required to be set forth in a notice under Section 2.9 of these Bylaws as if the Proposed Business were to be considered at an annual meeting of stockholders, except that for purposes of this Section 2.2(D), the term “Calling Person” shall be substituted for the references to, and requirements of, the stockholder providing notice, and (5) an acknowledgment by each stockholder, on whose behalf a Special Meeting Request is being made (or their respective duly authorized agents), that any reduction in the number of shares owned by such persons as of the date of delivery of the Special Meeting Request and through the meeting date below the Requisite Percentage shall constitute a revocation of the Special Meeting Request, and a commitment to promptly notify the Corporation of any such decrease. For purposes hereof, a “Calling Person” means the stockholder of record submitting the request to call a special meeting; “Solicited Stockholder” means any stockholder that has provided a request to call a special meeting in response to a solicitation made pursuant to, and in accordance with, Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder by way of a definitive consent solicitation statement filed with the SEC under the Exchange Act; and “Special Meeting Request” refers to a request to call a special meeting that was delivered to the Secretary by the stockholder(s) holding the Requisite Percentage and is timely, in proper form, and otherwise fully complies with the requirements of this Section 2.2.
(E)   The Secretary shall not accept, and shall consider ineffective, any Special Meeting Request if (1) it does not comply with this Section 2.2 and applicable law, (2) it relates to an item of business proposed to be transacted at the special meeting that is not a proper subject for stockholder action under applicable law, (3) it includes an item of business proposed to be transacted at such meeting that did not appear on the written request that resulted in the determination of the Requested Record Date, (4) the Special Meeting Request is received by the Secretary during the period commencing ninety (90) days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders, (5) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held not more than ninety (90) days prior to receipt by the Secretary of the Special Meeting Request (and, for purposes of this clause (5), the election of directors shall be deemed a Similar Item with respect to all items of Proposed Business involving the election or removal of directors), (6) the Board has called or calls for an annual or special meeting of stockholders to be held within ninety (90) days after the Secretary receives the Special Meeting Request and the Board determines that the business of such meeting includes (among any other matters properly brought before the annual or special meeting) a Similar Item, or (7) it otherwise does not comply with applicable law. Special meetings may not be called by any other person or persons.
(F)   A stockholder may revoke a Special Meeting Request by written revocation delivered to the Secretary at any time prior to the Stockholder Requested Special Meeting. If written revocation(s) of the Special Meeting Request have been delivered to the Secretary and the result is that (after giving effect to all revocations) the Special Meeting Requests represent stockholders holding less than the Requisite Percentage, from the date of such requests through the date of the meeting, then: (1) if the notice of meeting has not already been mailed to stockholders, the Secretary shall refrain from mailing the notice of the Stockholder Requested Special Meeting or (2) if the notice of meeting has already been mailed to stockholders, the Secretary shall revoke the notice of the meeting.
(G)   Subject to Section 2.2(F) above, within ten (10) days following the date on which the Secretary has received Special Meeting Requests in accordance with this Section 2.2 from stockholders holding the Requisite Percentage, the Board shall fix the record date and meeting date, time and location for the Stockholder Requested Special Meeting; provided, however, that the date of any such Stockholder Requested Special Meeting shall not be more than ninety (90) days after the date on which valid Special Meeting Requests from stockholders holding the shares to be included in such Requisite Percentage are delivered to the Secretary (and are not revoked). Notwithstanding anything in these Bylaws to the contrary, the Board may submit its own proposal(s) or nominee(s) for consideration

B-2	Texas Pacific Land Corporation | Proxy Statement

at any Stockholder Requested Special Meeting. Subject to the foregoing provisions of this Section 2.2, the record date for the Stockholder Requested Special Meeting shall be fixed in accordance with Section 2.3 of these Bylaws, and the Board shall provide notice of the Stockholder Requested Special Meeting in accordance with Section 2.6 of these Bylaws.
(H)   Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting except in accordance with this Section 2.2. If the Board determines that any request to fix a Requested Record Date or Special Meeting Request was not properly made in accordance with this Section 2.2 or determines that the stockholders of record requesting that the Board fix such Requested Record Date or stockholders making the Special Meeting Request have not otherwise complied with this Section 2.2, then the Board shall not be required to fix such Requested Record Date, to fix a special meeting record date or to call or hold a special meeting. In addition to the requirements of this Section 2.2, each Meeting Requesting Person and stockholder making a Special Meeting Request shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a Requested Record Date or Special Meeting Request.
(I)   Any written notice, supplement, update or other information required to be delivered by a stockholder to the Corporation pursuant to this Section 2.2 shall be subject to the delivery requirements under Section 2.9(A)(6) of these Bylaws; provided, however, that no such notice, supplement, update or other information delivered by registered or certified mail shall be deemed delivered until such notice, supplement, update or other information is actually received at the Corporation’s principal executive offices.
(J)   In determining whether Special Meeting Requests have met the requirements of this Section 2.2, multiple Special Meeting Requests will be considered together only if (1) each Special Meeting Request identifies the same or substantially the same purpose or purposes of the Stockholder Requested Special Meeting and the same or substantially the same items of business proposed to be brought before the Stockholder Requested Special Meeting, and (2) such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the delivery to the Secretary of the earliest dated Special Meeting Request relating to such item(s) of business.
(K)   In connection with a Stockholder Requested Special Meeting called in accordance with this Section 2.2, the stockholders of record who requested that the Board fix a Requested Record Date in accordance with Section 2.2(B) or the stockholders (except for any Solicited Stockholder) who delivered a Special Meeting Request to the Secretary in accordance with this Section 2.2 shall further update the information previously provided to the Corporation in connection with such request, if necessary, so that the information provided or required to be provided in such request pursuant to this Section 2.2 shall be true and correct in all material respects as of the record date for stockholders entitled to vote at the Stockholder Requested Special Meeting and as of the date that is ten (10) Business Days prior to the Stockholder Requested Special Meeting or any adjournment or postponement thereof. Such update shall (i) be delivered to, or mailed and received by, the Secretary at the principal executive office of the Corporation not later than five (5) Business Days after the record date for stockholders entitled to vote at the Stockholder Requested Special Meeting (in the case of the update required to be made as of such record date) and not later than seven (7) Business Days prior to the date for the Stockholder Requested Special Meeting or, if practicable, any adjournment, rescheduling or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the Stockholder Requested Special Meeting has been adjourned, rescheduled or postponed) (in the case of the update required to be made as of ten (10) Business Days prior to the Stockholder Requested Special Meeting or any adjournment, rescheduling or postponement thereof), (ii) be made only to the extent that information has changed since such stockholders’ prior submission and (iii) clearly identify the information that has changed since such stockholders’ prior submission, it being understood that no such update may cure any deficiencies or inaccuracies with respect to any prior submission by any of such stockholders.
(L)   If any information submitted pursuant to this Section 2.2 by any stockholder proposing business for consideration or individual(s) to nominate for election or reelection as director(s) at a special meeting is inaccurate in any material respect (as determined by the Board), such information shall be deemed not to have been provided in accordance with these Bylaws. Any such stockholder shall notify the Secretary of any inaccuracy or change in any such information within two (2) Business Days of becoming aware of such inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification may cure any deficiencies or inaccuracies with respect to any prior submission by such stockholder. Upon written request of the Secretary or the Board, any such stockholder shall provide, within seven (7) Business Days after delivery of such request (or such other period as may be specified in such request), (A) written verification, reasonably satisfactory to the Board or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 2.2 and (B) a written update of any information (including written confirmation by such stockholder that such stockholder continues to intend to bring such nomination or other business before the meeting) submitted by the stockholder pursuant to this Section 2.2 as of an earlier date. If a stockholder fails to

Texas Pacific Land Corporation | Proxy Statement	B-3

provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 2.2.
Sections 2.9(B) and 2.9(C) of the Bylaws would be amended and restated to read in their entirety as follows:
SECTION 2.9   Notice of Stockholder Business and Nominations.
(B)   Special Meetings of Stockholders.
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto) by or at the direction of the Board or the Secretary of the Corporation pursuant to Sections 2.2 and 2.9 of these Bylaws. For the avoidance of doubt, in the case of a Stockholder Requested Special Meeting, only such business shall be conducted as shall have been properly brought pursuant to Section 2.2. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to a notice of meeting (or any supplement thereto) (1) by or at the direction of the Board or any committee thereof, (2) if the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (a) is a stockholder of record (and with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving of notice provided for in these Bylaws, and on the record date for determination of stockholders entitled to vote at the special meeting through the date of such special meeting, (b) is entitled to vote at the meeting and upon such election, and (c) complies with the notice procedures set forth in these Bylaws and applicable law or (3) in the case of a Stockholder Requested Special Meeting, provided that the Board has determined that directors shall be elected at such meeting, pursuant to Section 2.2 of these Bylaws. In the event a special meeting of stockholders is called for the purpose of electing one or more directors to the Board (other than a Stockholder Requested Special Meeting), any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder delivers notice with the information required by clauses (i) and (iii) of Section 2.9(A)(2)(b) above (with the updates required by Section 2.9(A)(3)) of these Bylaws with respect to any nomination (including the completed and signed questionnaire and representation and agreement required by Section 2.9(A)(2)(b)(iii)(H) of these Bylaws). Such notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the Close of Business on the one hundred twentieth (120th) day prior to such special meeting and not later than the Close of Business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting; provided, however, that the timing requirements as required under Section 2.2(B) shall apply to a Stockholder Requested Special Meeting. In no event shall any adjournment or postponement or the announcement thereof of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Only such persons who are nominated in accordance with the procedures set forth in this Paragraph (B) of this Section 2.9 (including persons nominated by or at the director of the Board) shall be eligible to be elected at a special meeting of stockholders of the Corporation to serve as directors. To be in proper written form, such notice shall include all information required pursuant to Section 2.9(A)(2)(b) above, and such stockholder and any proposed nominee shall comply with Section 2.9(A)(2)(b)(iii)(H) above with respect to the requirement to furnish such other information, as if such notice were being submitted in connection with an annual meeting of stockholders. Notwithstanding any other provision of these Bylaws, in the case of a Stockholder Requested Special Meeting, no stockholder may nominate a person for election to the Board or propose any other business to be considered at the meeting, except pursuant to Section 2.2 above.
(C)   General.
(1) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. The number of proposed nominees a stockholder may include in a notice under Sections 2.2 and 2.9 or nominate for election at a meeting shall not exceed the number of directors to be elected at such meeting, and for the avoidance of doubt, no stockholder shall be entitled to make additional or substitute nominations following the expiration of the time periods set forth in Section 2.9(A)(2)(a) or Section 2.9(B), as applicable. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the Board or the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and applicable law and, if any proposed nomination or business is not in compliance with these Bylaws and applicable law, to declare that such defective

B-4	Texas Pacific Land Corporation | Proxy Statement

proposal or nomination shall be disregarded and no vote shall be taken with respect to such nomination or proposed business, in each case, notwithstanding that proxies with respect to such vote may have been received by the Corporation.
(2) For purposes of these Bylaws, (A) “affiliate” and “associate” each shall have the respective meanings set forth in Rule 12b-2 under the Exchange Act; (B) “beneficial owner” or “beneficially owned” shall have the meaning set forth for such term in Section 13(d) of the Exchange Act; (C) “Business Day” means any day other than Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed; (D) “Close of Business” shall mean 5:00 p.m. Eastern Time on any calendar day, whether or not the day is a Business Day; (E) “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press or any other national news service or in a document publicly filed by the Corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder; (F) a “Qualified Representative” of a stockholder means (I) a duly authorized officer, manager or partner of such stockholder or (II) a person authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered by such stockholder to the Corporation prior to the making of any nomination or proposal at a stockholder meeting stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders, which writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, must be produced at the meeting of stockholders; and (G) “Stockholder Associated Person” shall mean, with respect to a stockholder and if different from such stockholder, any beneficial owner of shares of stock of the Corporation on whose behalf such stockholder is providing notice of any nomination or other business proposed, (I) any member of the immediate family of such stockholder or such beneficial owner(s) sharing the same household, (II) any person or entity who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act), or such beneficial owner(s) with respect to the stock of the Corporation, (III) any affiliate or associate of such stockholder or such beneficial owner(s), (IV) any participant (as defined in Instruction 3 to Item 4 of Schedule 14A) with such stockholder or such beneficial owner(s) with respect to any proposed business or nominations, as applicable, (V) any beneficial owner of shares of stock of the Corporation owned of record by such stockholder (other than a stockholder that is a depositary) and (VI) any proposed nominee of such stockholder or such beneficial owner(s).
(3) Notwithstanding the foregoing provisions of these Bylaws, a stockholder making a nomination or proposal under this Section 2.9 shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.9(A) or Section 2.9(B) of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of preferred stock of the Corporation (“Preferred Stock”), if and to the extent provided for under applicable law, the Certificate of Incorporation or these Bylaws.
(4) Unless otherwise required by law, if the stockholder (or a Qualified Representative of the stockholder) making a nomination or proposal under this Section 2.9 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation.

Texas Pacific Land Corporation | Proxy Statement	B-5

1700 PACIFIC AVENUE SUITE 2900DALLAS, TX 75201 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of proxy materials. Vote by 10:59 p.m. Central Time on November 7, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 10:59 p.m. Central Time on November 7, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V57121-P17185KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYTEXAS PACIFIC LAND CORPORATION The Board of Directors recommends you vote "FOR" each of the following director nominees:1.To elect the three Class I and three Class III directors named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders. Nominees: 1a. Barbara J. Duganier (Class I) 1b. Tyler Glover (Class I) 1c. Karl F. Kurz (Class I) 1d. Robert Roosa (Class III) 1e. Murray Stahl (Class III) 1f.Marguerite Woung-Chapman (Class III)The Board of Directors recommends you vote "FOR" Proposals 2, 3 and 4:2.To approve, by non-binding advisory vote, the executive compensation paid to the Company's named executive officers. 3.To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. For Against Abstain!!!4.To approve an amendment to the Company's Second!!!Amended and Restated Certificate of Incorporation togive holders of 25% of the Company's common stockthe right to request a special meeting of stockholders.!!!The Board of Directors recommends you vote "AGAINST"Proposals 5, 6 and 7:!!!5.To consider a non-binding stockholder proposal regardingan amendment to the Company's Clawback Policy.!!!6.To consider a non-binding stockholder proposal regardingstockholders' ability to act by written consent.!!!7.To consider a non-binding stockholder proposal regardingthe renomination of directors.ForAgainstAbstainIn their discretion, the proxies are authorized to vote upon!!!such other business as may properly come before theAnnual Meeting.!!!Please indicate if you plan to attend the Annual Meeting. For Against Abstain! ! !For Against Abstain! ! !! ! !! ! !YesNo! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

1700 PACIFIC AVENUE SUITE 2900DALLAS, TX 75201Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.V57122-P17185TEXAS PACIFIC LAND CORPORATIONAnnual Meeting of StockholdersNovember 8, 2024 1:00 PM CTThis proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) hereby appoint(s) Tyler Glover and Micheal Dobbs, and each of them, as proxies, with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of TEXAS PACIFIC LAND CORPORATION (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at Omni Dallas Hotel, 555 S. Lamar Street, Dallas, TX 75202 at 1:00 PM, Central time on November 8, 2024, and any adjournment, postponement or continuation thereof. All other proxies heretofore given by the undersigned to vote shares of the Company's common stock are expressly revoked hereby.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations indicated on the proxy card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.Continued and to be signed on reverse side